     As filed with the Securities and Exchange Commission on April 29, 2005
                                                       1933 Act File No. 2-83616
                                                      1940 Act File No. 811-3732


===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 35


                                       AND

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 39


                          MFS(R)/SUN LIFE SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston, Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, Including Area Code: (617) 954-5000
          James F. DesMarais, Massachusetts Financial Services Company

                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  Approximate Date of Proposed Public Offering:

  It is proposed that this filing will become effective (check appropriate box)


         |_| immediately upon filing pursuant to paragraph (b) |X| on April 30, 2005 pursuant to paragraph (b)
         |_| 60 days after filing pursuant to paragraph (a)(i) |_| on [date] pursuant to paragraph (a)(i)
         |_| 75 days after filing pursuant to paragraph (a)(ii) |_| on [date] pursuant to paragraph (a)(ii) of rule 485.


         If appropriate, check the following box:
         |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

===============================================================================

                                                    ----------------------------
                                                    MFS(R)/SUN LIFE SERIES TRUST
                                                    ----------------------------

                                                    MAY 1, 2005


                                                                  PROSPECTUS

                                                                  INITIAL CLASS

                                                                  SERVICE CLASS
--------------------------------------------------------------------------------


This Prospectus describes the 28 series of the MFS/Sun Life Series Trust (referred to as the Series Fund):


 1. BOND SERIES mainly seeks as high a level of current income as is believed to be consistent with prudent investment risk; its secondary objective is to seek to protect shareholders' capital.
 2. CAPITAL APPRECIATION SERIES seeks to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.
 3. CAPITAL OPPORTUNITIES SERIES seeks capital appreciation.
 4. CORE EQUITY SERIES (formerly, Research Growth and Income Series) seeks to provide long-term growth of capital.
 5. EMERGING GROWTH SERIES seeks long-term growth of capital.
 6. EMERGING MARKETS EQUITY SERIES seeks capital appreciation.
 7. GLOBAL GOVERNMENTS SERIES seeks to provide moderate current income, preservation of capital and growth of capital by investing in debt obligations that are issued or guaranteed as to principal and interest by either (i) the U.S. Government, its agencies, authorities or instrumentalities or (ii) the governments of foreign countries (to the extent that the series' adviser believes that the higher yields available from foreign government securities are sufficient to justify the risks of investing in these securities).
 8. GLOBAL GROWTH SERIES seeks capital appreciation by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy.
 9. GLOBAL TOTAL RETURN SERIES seeks total return by investing in securities which will provide above average current income (compared to a portfolio invested entirely in equity securities) and opportunities for long-term growth of capital and income.
10. GOVERNMENT SECURITIES SERIES seeks current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.
11. HIGH YIELD SERIES seeks high current income and capital appreciation by investing primarily in certain lower rated or unrated fixed income securities (possibly with equity features) of U.S. and foreign issuers.
12. INTERNATIONAL GROWTH SERIES seeks capital appreciation.
13. INTERNATIONAL VALUE SERIES seeks long-term growth of capital with a secondary objective to seek reasonable current income.

14. MASSACHUSETTS INVESTORS GROWTH STOCK SERIES seeks to provide long-term growth of capital and future income rather than current income.
15. MASSACHUSETTS INVESTORS TRUST SERIES seeks long-term growth of capital with a secondary objective to seek reasonable current income.
16. MID CAP GROWTH SERIES seeks long-term growth of capital.
17. MID CAP VALUE SERIES seeks capital appreciation.
18. MONEY MARKET SERIES seeks maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months.
19. NEW DISCOVERY SERIES seeks capital appreciation.
20. RESEARCH SERIES seeks to provide long-term growth of capital and future income.
21. RESEARCH INTERNATIONAL SERIES seeks capital appreciation.
22. STRATEGIC GROWTH SERIES seeks capital appreciation.
23. STRATEGIC INCOME SERIES seeks to provide high current income by investing in fixed income securities and seeks to take advantage of opportunities to realize significant capital appreciation while maintaining a high level of current income.
24. STRATEGIC VALUE SERIES seeks capital appreciation.
25. TECHNOLOGY SERIES seeks capital appreciation.
26. TOTAL RETURN SERIES mainly seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential.
27. UTILITIES SERIES seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of its net assets in equity and debt securities of both domestic and foreign companies in the utilities industry.
28. VALUE SERIES seeks capital appreciation and reasonable income.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SERIES' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

  TABLE OF CONTENTS

                                                                            Page

I    Risk Return Summary ...............................................   1
      1. Bond Series ...................................................   1
      2. Capital Appreciation Series ...................................   5
      3. Capital Opportunities Series ..................................   8
      4. Core Equity Series ............................................  11
      5. Emerging Growth Series ........................................  14
      6. Emerging Markets Equity Series ................................  17
      7. Global Governments Series .....................................  20
      8. Global Growth Series ..........................................  24
      9. Global Total Return Series ....................................  28
     10. Government Securities Series ..................................  33
     11. High Yield Series .............................................  36
     12. International Growth Series ...................................  39
     13. International Value Series ....................................  42

     14. Massachusetts Investors Growth Stock Series ...................  45
     15. Massachusetts Investors Trust Series ..........................  47
     16. Mid Cap Growth Series .........................................  50
     17. Mid Cap Value Series ..........................................  53
     18. Money Market Series ...........................................  56
     19. New Discovery Series ..........................................  59
     20. Research Series ...............................................  62
     21. Research International Series .................................  65
     22. Strategic Growth Series .......................................  68
     23. Strategic Income Series .......................................  71
     24. Strategic Value Series ........................................  76
     25. Technology Series .............................................  79
     26. Total Return Series ...........................................  83
     27. Utilities Series ..............................................  88
     28. Value Series ..................................................  94

II   Expense Summary ...................................................  97

III  Certain Investment Strategies and Risks ........................... 103

IV   Management of the Series .......................................... 104

V    Description of Shares ............................................. 109

VI   Distribution Fees and Support Payments ............................ 109

VII  Other Information ................................................. 109

VIII Financial Highlights .............................................. 112

     Appendix A -- Investment Techniques and Practices ................. A-1

THE SERIES FUND OFFERS SHARES OF ITS 28 SERIES EXCLUSIVELY TO SEPARATE ACCOUNTS ESTABLISHED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) AND ITS AFFILIATES AND NEW ENGLAND LIFE INSURANCE COMPANY IN ORDER TO SERVE AS INVESTMENT OPTIONS UNDER VARIABLE ANNUITY AND LIFE INSURANCE CONTRACTS AND CERTAIN OTHER TYPES OF INSURANCE CONTRACTS (THE "VARIABLE CONTRACTS"). EACH OF THESE SERIES IS MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY (REFERRED TO AS MFS OR THE ADVISER) AND IS DESCRIBED BELOW.


---------------------
I RISK RETURN SUMMARY
---------------------

    INVESTMENT STRATEGIES WHICH ARE COMMON TO ALL SERIES ARE DESCRIBED UNDER THE CAPTION "CERTAIN INVESTMENT STRATEGIES AND RISKS."

    1:  BOND SERIES
    ..........................................................................

o   INVESTMENT OBJECTIVE

    The series mainly seeks as high a level of current income as is believed to be consistent with prudent investment risk; its secondary objective is to seek to protect shareholders' capital. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in the following fixed income securities:

    o Corporate bonds, which are bonds or other debt obligations issued by domestic or foreign (including emerging market) corporations or other similar entities.

    o U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities (including mortgage- backed securities). Although U.S. Government agencies or instrumentalities are chartered or sponsored by Congress, they may not be funded by Congress and securities issued by certain of these entities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

    o Mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables or credit card receivables.

      While the series may purchase corporate bonds which have been assigned lower credit ratings by credit rating agencies (commonly known as junk bonds), it focuses on investment grade bonds. These investment grade bonds are rated in the higher rating categories by credit rating agencies or are unrated and considered by MFS to be comparable in quality.

      The series may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

    o Futures and forward contracts.

    o Options on futures contracts, foreign currencies, securities and bond indices.

    o Structured notes and indexed securities.

    o Swaps, caps, floors and collars.

      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Allocation Risk: The series will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, or could lose value overweighting markets where there are significant declines.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

    o Liquidity Risk: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

    o Junk Bond Risk:

        > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than investment grade bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o Mortgage-Backed and Asset-Backed Securities Risk:

        > Maturity Risk:

            + Mortgage-Backed Securities: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                > When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

                > When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            + Collateralized Mortgage Obligations: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

            + Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

        > Credit Risk: As with any fixed income security, mortgage-backed and asset- backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset- backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

    o Derivatives Risk:

        > Hedging Risk: When a derivative is used as a hedge against an opposite position that the series also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

        > Correlation Risk: When the series uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

        > Investment Risk: When the series uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The series is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

        > Availability Risk: Derivatives may not be available to the series upon acceptable terms. As a result, the series may be unable to use derivatives for hedging or other purposes.

        > Credit Risk: When the series uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.


                        1999                    (1.69)%
                        2000                    10.18%
                        2001                     7.85%
                        2002                     9.53%
                        2003                     9.72%
                        2004                     6.25%

    During the period shown in the bar chart, the highest quarterly return was 5.11% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (2.60)% (for the calendar quarter ended June 30, 2004).


    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on May 6, 1998, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
    ..........................................................................
                                                1 Year      5 Years      Life*
    Initial Class                                 6.25%       8.70%      7.26%
    Service Class                                 5.91%       8.49%      7.11%
    Lehman Brothers Government/Credit Index+#     4.19%       8.00%      6.72%
    Lipper Corporate Debt Fund BBB-Rated Fund
    Average##                                     5.11%       7.53%      5.86%

    ------
     * Series' performance figures are for the period from the series' commencement of investment operations on May 6, 1998, through December 31, 2004. Index and Lipper average returns are from May 1, 1998.

     + Source: Standard & Poor's Micropal, Inc.
     # The Lehman Brothers Government/Credit Index measures the performance of all debt obligations of the U.S. Treasury and U.S. Government agencies, and all investment-grade domestic corporate debt.

    ## The Lipper Corporate Debt Fund BBB-Rated Fund Average, as calculated by
       Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    2:  CAPITAL APPRECIATION SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies which MFS believes possess above-average growth opportunities. The series generally focuses upon large cap companies. The series also may invest in fixed income securities when relative values or economic conditions make these securities attractive. The series' investments may include securities listed on a securities exchange or traded in the over-the- counter markets.

      Growth companies are companies that MFS considers well-run and poised for growth. MFS looks particularly for companies which demonstrate:

    o A strong franchise, strong cash flows and a recurring revenue stream.

    o  A solid industry position, where there is

        > potential for high profit margins

        > substantial barriers to new entry in the industry.

    o A strong management team with a clearly defined strategy.

    o A catalyst that may accelerate growth.

      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Growth Companies Risk: Prices of growth company securities held by the series may fall to a greater extent than the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

    o Large Cap Companies Risk: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of funds that emphasize smaller cap companies.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.


                        1995                    34.46%
                        1996                    21.48%
                        1997                    23.13%
                        1998                    28.70%
                        1999                    32.64%
                        2000                   (11.42)%
                        2001                   (25.33)%
                        2002                   (32.39)%
                        2003^                   28.71%
                        2004^^                  11.02%

    ^ The series' 2003 total return includes proceeds received by the series from a non-recurring litigation settlement. Excluding the effect of this payment, the series' 2003 annual total return would have been 26.63% (see the series' "Financial Highlights" for more information).
    ^^ The series' 2004 total return included proceeds received by the series as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with series' sales. Excluding the effect of these payments, the series' 2004 annual return would have been 10.91% (see the series' Financial Highlights for more information).


    During the period shown in the bar chart the highest quarterly return was 29.82% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (23.68)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on June 12, 1985, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004^
    ..........................................................................
                                                1 Year      5 Years     10 Years
    Initial Class^                               11.02%      (8.57)%      8.17%
    Service Class^                               10.78%      (8.72)%      8.09%
    Russell 1000 Growth Index+*                   6.30%      (9.29)%      9.59%
    Lipper Large-Cap Growth Fund Average#         7.18%      (8.22)%      8.55%

    ------
    ^ A portion of the series' returns includes proceeds received by the series from unrelated, non-recurring events (see "Financial Highlights").
    + Source: Standard & Poor's Micropal, Inc.


    * The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.
    # The Lipper Large-Cap Growth Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    3:  CAPITAL OPPORTUNITIES SERIES
    ..........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks capital appreciation. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The series focuses on companies which MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The series' investments may include securities listed on a securities exchange or traded in the over-the- counter markets.

      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities.


o   PRINCIPAL RISKS OF AN INVESTMENT


    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.


    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o As with any mutual fund, you could lose money on your investment in the series.


    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.


                        1997                    22.57%
                        1998                    26.97%
                        1999                    47.65%
                        2000                    (4.88)%
                        2001                   (24.93)%
                        2002                   (30.41)%
                        2003                    28.30%
                        2004^                   12.80%

    ------
    ^ The series' 2004 total return included proceeds received by the series as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with series' sales. Excluding the effect of these payments, the series' 2004 annual return would have been lower (see the series' Financial Highlights for more information).

    During the period shown in the bar chart the highest quarterly return was 28.26% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (28.17)% (for the calendar quarter ended September 30, 2001).


    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on June 3, 1996, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004^
    ..........................................................................
                                                1 Year      5 Years     Life*
    Initial Class                               12.80%      (1.20)%     7.08%
    Service Class                               12.52%      (1.32)%     6.99%
    Standard & Poor's 500 Stock Index+**        10.87%      (2.30)%     8.85%
    Lipper Multi-Cap Core Fund Average#         11.05%        0.38%     8.03%

    ------
    ^ A portion of the series' returns includes proceeds received from a non-recurring event (see "Financial Highlights").
    * Series' performance figures are for the period from the commencement of the series' investment operations on June 3, 1996, through December 31, 2004. Index and Lipper average returns are from June 1, 1996.

    +  Source: Standard & Poor's Micropal, Inc.
    ** The Standard & Poor's 500 Stock Index is a commonly used measure of the broad U.S. stock market.
    # The Lipper Multi-Cap Core Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    4:  CORE EQUITY SERIES (formerly, Research Growth and Income Series)
    ..........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks to provide long-term growth of capital. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The series focuses on companies that the series' investment adviser, MFS, believes to have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. While the series may invest in companies of any size, the series generally focuses on larger capitalization companies with market capitalizations in excess of $2 billion. Securities purchased by the series may be listed on a securities exchange or traded in the over-the-counter markets.

      A committee of investment research analysts selects portfolio securities for the series. This committee includes investment analysts employed not only by MFS, but also by MFS' foreign investment advisory affiliates. The series' assets are allocated among various industries. Individual analysts then select what they view as the securities best suited to achieve the series' investment objectives within their assigned industry responsibility.

      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Large Cap Companies Risk: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the series' value may not rise as much as the value of funds that emphasize smaller cap companies.

    o Growth Companies Risk: This is the risk that the prices of growth company securities held by the series will fall to a greater extent than the overall equity markets (e.g., as represented by the Standard & Poor's 500 Composite Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

    o Interest Rate Risk: Income producing equity securities may react like fixed income securities to changes in interest rates. Thus, when interest rates rise, the prices of income producing equity securities may fall. Conversely, a decrease in interest rates may cause these securities to increase in value.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC- listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The series changed its name and investment objective and policies on May 1, 2004. The performance results shown for periods prior to May 1, 2004 would not necessarily have been achieved had the series' current objective and strategies been in effect and is not indicative of future performance. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.

                        1998                    22.13%
                        1999                     8.21%
                        2000                     3.09%
                        2001                   (10.91)%
                        2002                   (21.40)%
                        2003                    27.86%
                        2004^                   14.63%

    ------
    ^ The series' 2004 total return included proceeds received by the series as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with series' sales. Excluding the effect of these payments, the series' 2004 annual return would have been lower (see the series' Financial Highlights for more information).

      During the period shown in the bar chart the highest quarterly return was 18.92% (for the calendar quarter ended December 31, 1998) and the lowest quarterly return was (15.83)% (for the calendar quarter ended September 30, 2002).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on May 13, 1997, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004^

    ..........................................................................
                                                1 Year       5 Year     Life*
    Initial Class                               14.63%        1.14%     5.82%
    Service Class                               14.29%        0.95%     5.70%
    Standard & Poor's 500 Stock Index+**        10.87%      (2.30)%     7.15%
    Lipper Multi Cap Core Fund Average#         11.05%        0.38%     7.81%

    ------
    ^ A portion of the series' returns includes proceeds received from a non-recurring event (see "Financial Highlights").
    * For the period from the series' commencement of investment operations on May 13, 1997, through December 31, 2004. Index and Lipper average returns are from May 1, 1997.
    +  Source: Standard & Poor's Micropal, Inc.
    ** The Standard & Poor's 500 Stock Index is a commonly used measure of the broad U.S. stock market.
    # The Lipper Multi Cap Core Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    5:  EMERGING GROWTH SERIES
    ..........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks long term growth of capital. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of emerging growth companies. Emerging growth companies are companies which MFS believes are either:

    o early in their life cycle but which have the potential to become major enterprises; or


    o major enterprises which MFS believes have above-average growth prospects or whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.


      Emerging growth companies may be of any size, and MFS would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Emerging Growth Risk: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

        > have limited product lines, markets and financial resources,

        > are dependent on management by one or a few key individuals,

        > have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the fund may directly hold foreign currencies and purchse and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.


                        1996                    17.15%
                        1997                    21.93%
                        1998                    33.88%
                        1999                    75.81%
                        2000                   (19.11)%
                        2001                   (34.57)%
                        2002                   (34.15)%
                        2003^                   31.49%
                        2004^^                  13.24%

     ^ The 2003 total return included proceeds received by the series from a non-recurring litigation settlement. Excluding the effect of this payment, the series' 2003 annual total return would have been 30.01%.
    ^^ The series' 2004 total return included proceeds received by the series as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with series' sales. Excluding the effect of these payments, the series' 2004 annual return would have been lower (see the series' Financial Highlights for more information).

    During the period shown in the bar chart the highest quarterly return was 55.64% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (30.02)% (for the calendar quarter ended March 31, 2001).


    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and assumes the reinvestment of distributions.

    The series commenced investment operations on May 1, 1995, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004^
    ...........................................................................

                                          1 Year        5 Years          Life*

    Initial Class                          13.24%       (12.29)%          8.56%

    Service Class                          12.96%       (12.45)%          8.46%

    Russell 3000 Growth Index+#             6.93%        (8.87)%          8.41%

    ------
    ^ A portion of the series' returns includes proceeds received by the series from unrelated, non-recurring events (see "Financial Highlights").
    * For the period from the commencement of the series' investment operations on May 1, 1995, through December 31, 2004.

    + Source: Standard & Poor's Micropal, Inc.
    # The Russell 3000 Growth Index measures the performance of U.S. growth stocks.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    6:  EMERGING MARKETS EQUITY SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks capital appreciation. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES


    The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of emerging market issuers. Emerging market issuers are issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to-middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. These countries include those located in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily Eastern Europe. While the series may invest up to 50% of its assets in issuers located in a single country, the series generally expects to have no more than 25% of its assets invested in issuers located in any one country. The series' investments may include securities traded in the over-the-counter markets.


      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Geographic Focus Risk: The series may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the series focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The series' investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.


                        1997                    10.46%
                        1998                   (29.98)%
                        1999                    52.47%
                        2000                   (22.76)%
                        2001                    (1.02)%
                        2002                    (1.88)%
                        2003                    52.60%
                        2004                    27.18%


    During the period shown in the bar chart the highest quarterly return was 29.33% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (22.68)% (for the calendar quarter ended September 30, 1998).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on June 5, 1996, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
    ...........................................................................

                                        1 Year          5 Years           Life*

    Initial Class                       27.18%            7.80%           6.51%

    Service Class                       26.96%            7.62%           6.41%

    MSCI EMF Index+#                    25.95%            4.62%           3.35%

    ------
    * For the period from the series' commencement of investment operations on June 5, 1996, through December 31, 2004. Index returns are from June 1, 1996.
    + Source: Standard & Poor's Micropal, Inc.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    7:  GLOBAL GOVERNMENTS SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks to provide moderate current income, preservation of capital and growth of capital by investing in debt obligations that are issued or guaranteed as to principal and interest by either (i) the U.S. Government, its agencies, authorities or instrumentalities or (ii) the governments of foreign countries (to the extent that the series' adviser believes that the higher yields available from foreign government securities are sufficient to justify the risks of investing in these securities). The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in:

    o U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities (including mortgage- backed securities), such as the Student Loan Marketing Association ("Sallie Mae"), Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae") and obligations fully collateralized or otherwise fully secured by such entities. Although U.S. Government sponsored agencies or instrumentalities may be chartered or sponsored by Congress, they are not funded by Congress and securities issued by certain of these entities may not be issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government. Securities issued by the U.S. Government and its agencies or instrumentalities in which the fund may generally invest include:

        > U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance; U.S. Treasury bills (maturity of one year or less); U.S. Treasury notes (maturities of one to 10 years); and U.S. Treasury bonds (generally maturities of greater than 10 years), each of which are backed by the full faith and credit of the U.S. Government;

        > obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are:

            + backed by the full faith and credit of the U.S. Treasury;

            + supported by the right of the issuer to borrow from the U.S.
              Government, for example, obligations of Federal Home Loan Banks;

            + backed only by the credit of the issuer itself, for example,
              Sallie Mae obligations; or

            + supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, for example, Fannie Mae and Freddie Mac obligations (no assurance can be given that the U.S. Government will provide financial support to these entities because it is not obligated by law, in certain instances, to do
              so).

    o Foreign government securities of developed countries, which are bonds or other debt obligations issued by foreign governments of developed countries. These foreign government securities are either:

        > issued, guaranteed or supported as to payment of principal and interest by foreign governments, foreign government agencies, foreign semi-governmental entities, or supra-national entities; or

        > interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

      In addition, the series may invest up to 20% of its net assets in foreign government securities of emerging market countries. Under normal market conditions, the series invests in at least three different countries, one of which is the U.S.

      The series is non-diversified. This means that the series may invest a relatively high percentage of its assets in a small number of issuers. The series may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

      The series may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

    o Futures and forward contracts.

    o Options on futures contracts, foreign currencies, securities and bond indices.

    o Structured notes and indexed securities.

    o Swaps, caps, floors and collars.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign entities may not be subject to accounting standards or governmental supervision comparable to U.S. entities, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purposes of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Allocation Risk: The series will allocate its investments among various government securities based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

    o Liquidity Risk: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

    o Mortgage-Backed Securities Risk:

        > Maturity Risk: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

            + When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

            + When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

        > Credit Risk: As with any fixed income security, mortgage-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

    o Derivatives Risk:

        > Hedging Risk: When a derivative is used as a hedge against an opposite position that the series also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

        > Correlation Risk: When the series uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

        > Investment Risk: When the series uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The series is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

        > Availability Risk: Derivatives may not be available to the series upon acceptable terms. As a result, the series may be unable to use derivatives for hedging or other purposes.

        > Credit Risk: When the series uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

    o Non-Diversified Status Risk: Because the series may invest a higher percentage of its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    o Geographic Focus Risk: Because the series may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries, economic, political and social conditions in these countries will have a significant impact on its investment performance.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.


                        1995                    15.69%
                        1996                     4.66%
                        1997                    (0.76)%
                        1998                    15.46%
                        1999                    (5.18)%
                        2000                     1.22%
                        2001                    (2.11)%
                        2002                    20.64%
                        2003                    15.60%
                        2004                    10.06%

    During the period shown in the bar chart the highest quarterly return was 12.55% (for the calendar quarter ended June 30, 2002) and the lowest quarterly return was (4.29)% (for the calendar quarter ended June 30, 1999).


    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and assumes the reinvestment of distributions.

    The series commenced investment operations on May 16, 1988, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
    ...........................................................................

                                              1 Year       5 Years      10 Years

    Initial Class                             10.06%         8.74%        7.18%

    Service Class                              9.80%         8.56%        7.09%

    Citigroup World Government
      Bond Index+*                            10.35%         8.79%        7.60%


    ---------
     + Source: Standard & Poor's Micropal, Inc.
     * The Citigroup World Government Bond Index measures the government bond markets around the world.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    8:  GLOBAL GROWTH SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks capital appreciation by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The fund invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of U.S. and foreign (including emerging market) issuers. The fund focuses on companies that its investment adviser, Massachusetts Financial Services Company, (referred to as MFS or the adviser), believes have above average growth potential. These companies may show, in MFS' belief, favorable growth prospects and attractive valuations based on current and expected earnings and cash flow. The adviser may also invest in emerging growth companies, which MFS believes are either early in their life cycle but which have the potential to become major enterprises, or are major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. While the fund may invest in companies of any size, the fund generally focuses on foreign companies with larger market capitalizations.

      Under normal market conditions, the series invests in at least three different countries.

      Growth companies are companies that MFS considers well-run and poised for growth. MFS looks particularly for companies which demonstrate:

    o A strong franchise, strong cash flows and a recurring revenue stream.

    o A solid industry position, where there is

        > potential for high profit margins and

        > substantial barriers to new entry in the industry.

    o A strong management team with a clearly defined strategy.

    o A catalyst that may accelerate growth.

      The fund has and may engage in active and frequent trading to achieve its investment objective.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:


    o Allocation Risk: The series will allocate its investments among emerging growth companies, growth companies and emerging markets companies, based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.


    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.


    o Growth Companies Risk: This is the risk that the prices of growth company securities held by the series will fall to a greater extent than the overall equity markets (e.g., as represented by the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East Index)) due to changing economic, political or market conditions or disappointing growth company earnings results.


    o Emerging Growth Companies Risk: Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

        > have limited product lines, markets and financial resources,

        > are dependent on management by one or a few key individuals,

        > have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices.

    o Geographic Focus Risk: The series may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the series focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The series' investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying or selling these stocks at prevailing market prices.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.


                        1995                    16.06%
                        1996                    13.02%
                        1997                    15.32%
                        1998                    14.61%
                        1999                    67.25%
                        2000                   (13.15)%
                        2001                   (19.64)%
                        2002                   (19.36)%
                        2003^                   35.44%
                        2004^^                  15.61%

     ^ The series' 2003 total return includes proceeds received by the series from a non-recurring litigation settlement. Excluding the effect of this payment, the series' 2003 annual total return would have been 34.65% (see the series' "Financial Highlights" for more information).
    ^^ The series' 2004 total return included proceeds received by the series as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with series' sales. Excluding the effect of these payments, the series' 2004 annual return would have been lower (see the series' Financial Highlights for more information).

    During the period shown in the bar chart the highest quarterly return was 45.60% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (19.71)% (for the calendar quarter ended September 30, 2001).


    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on November 16, 1993, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004^
    ...........................................................................

                                                1 Year     5 Years     10 Years

    Initial Class                               15.61%     (2.49)%       9.84%

    Service Class                               15.41%     (2.68)%       9.73%

    MSCI All Country World Index+#              15.75%     (1.79)%       8.19%

    MSCI All Country World Growth Index+##      11.68%     (6.73)%         N/A

    MSCI World Growth Index+*                   11.21%     (7.11)%       6.98%

    ------
     ^ A portion of the series' returns includes proceeds received by the series from unrelated, non-recurring events (see "Financial
       Highlights").
     + Source: Standard & Poor's Micropal, Inc.
     # The Morgan Stanley Capital International (MSCI) All Country World Index
       measures the performance of developed and emerging market stock markets. ## MSCI All Country World Growth Index measures global growth stocks.
       Returns for the MSCI All Country World Growth Index are not available for periods prior to December 31, 1996.
     * MSCI World Growth Index measures global growth stocks.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    9. GLOBAL TOTAL RETURN SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks total return by investing in securities which will provide above-average current income (compared to a portfolio invested entirely in equity securities) and opportunities for long-term growth of capital and income. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series is a "global balanced fund," and invests in a combination of global equity and fixed income securities. Under normal market conditions, the series invests:

    o At least 40%, but not more than 75%, of its net assets in equity securities, which may include common stocks and related securities such as preferred stock, warrants or rights convertible into stock, and depositary receipts for those securities.

    o At least 25% of its net assets in fixed income securities.

      The series may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS' interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The series may also vary the percentage of its assets issued abroad and denominated in foreign currencies in accordance with MFS' view on the state of the economies of the various countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar.

      Under normal market conditions, the series invests in at least three different countries, one of which is the U.S.


      FOREIGN INVESTMENTS.  The series invests in foreign securities such as:


    o Equity securities of foreign companies.

    o Fixed income securities of foreign companies.

    o Fixed income securities issued by foreign governments, which are:

        > issued, guaranteed or supported as to payment of principal and interest by foreign governments, foreign government agencies, foreign semi-governmental entities, or supra-national entities, or

        > interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

    o Brady Bonds, which are long-term bonds issued as part of a restructuring of defaulted commercial loans to emerging market countries.

      EQUITY INVESTMENTS. The series' equity investments include securities of both non-U.S. and U.S. issuers. With respect to U.S. issuers, the series focuses on those companies that have the potential to derive a meaningful portion of their revenues and earnings in foreign markets. In managing the series, MFS seeks to purchase securities of well-known and established companies. MFS looks particularly for equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more) and which have:

    o steady earnings with a predictable growth rate, and

    o attractive valuations based on current and expected earnings or cash flow.

      FIXED INCOME INVESTMENTS. The series invests in securities which pay a fixed interest rate, which include:

    o Securities issued by foreign governments, as described under "Foreign Investments," above.

    o U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities. Although U.S. Government agencies or instrumentalities are chartered or sponsored by Congress, they may not be funded by Congress and securities issued by certain of these entities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

    o Corporate bonds, which are bonds or other debt obligations issued by corporations or similar entities (including corporate bonds which have been assigned lower credit ratings by credit rating agencies (commonly known as junk bonds) and including foreign corporations).

    o Mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the series to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the series invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the series.

    o Junk bonds, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds.

      The fund also may invest in derivative securities, including futures and forward contracts and options on futures contracts, foreign currencies, securities, and bond indices. Derivatives are securities whose value may be based on other securities, currencies, interest rates or indices.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Allocation Risk: The series will allocate its investments between equity and fixed income securities, among various segments of the fixed income markets, and among different countries based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    o Maturity Risk: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

    o Liquidity Risk: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

    o Junk Bond Risk:

        > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than investment grade bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o Mortgage and Asset-Backed Securities Risk:

        > Maturity Risk:

          + Mortgage-Backed Securities: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

              >> When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

              >> When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

          + Collateralized Mortgage Obligations: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

          + Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

        > Credit Risk: As with any fixed income security, mortgage-backed and asset- backed securities are subject to the risk of default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset- backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset- backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

    o Derivatives Risk:

        > Hedging Risk: When a derivative is used as a hedge against an opposite position that the series also holds, any loss generated by the derivative should be substantially offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

        > Correlation Risk: When the series uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

        > Investment Risk: When the series uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The series is therefore more directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

        > Availability Risk: Derivatives may not be available to the series upon acceptable terms. As a result, the series may be unable to use derivatives for hedging or other purposes.

        > Credit Risk: When the series uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.


    o As with any mutual fund, you could lose money on your investment in the series.


    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.


                        1995                    17.89%
                        1996                    14.33%
                        1997                    13.61%
                        1998                    18.37%
                        1999                     8.43%
                        2000                     2.28%
                        2001                    (6.17)%
                        2002                     0.58%
                        2003                    22.97%
                        2004                    17.12%


    During the period shown in the bar chart the highest quarterly return was 11.55% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (6.29)% (for the calendar quarter ended March 31, 2001).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on November 7, 1994, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
    ..........................................................................

                                                1 Year     5 Years     10 Years

    Initial Class                                17.12%      6.81 %      10.57%

    Service Class                                16.88%      6.64 %      10.48%

    60% MSCI World Index/40% J.P.
      Morgan Global Government
      Bond Index+**                              12.90%      2.28 %       8.28%

    Standard & Poor's 500 Stock Index+#          10.87%     (2.30)%      12.07%

    Lipper Global Flexible Fund Average++##      13.31%       2.94%       9.72%


    ------
      + Source: Standard & Poor's Micropal, Inc.
     ++ Source: Lipper Inc.

     ** The Morgan Stanley Capital International (MSCI) World Index is a customized index composed of the MSCI World Index, which measures the performance of stock markets of developed countries, and The J.P. Morgan Global Government Bond Index, which measures the performance of government bond markets around the world.

      # The Standard & Poor's 500 Stock Index is a commonly used measure of the broad U.S. stock market.

     ## The Lipper Global Flexible Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    10:  GOVERNMENT SECURITIES SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in U.S. Government securities.

    o U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities (including mortgage- backed securities), such as the Student Loan Marketing Association ("Sallie Mae"), Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae") and obligations fully collateralized or otherwise fully secured by such entities. Although U.S. Government sponsored agencies or instrumentalities may be chartered or sponsored by Congress, they are not funded by Congress and securities issued by certain of these entities may not be issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government. Securities issued by the U.S. Government and its agencies or instrumentalities in which the fund may generally invest include:

        > U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance; U.S. Treasury bills (maturity of one year or less); U.S. Treasury notes (maturities of one to 10 years); and U.S. Treasury bonds (generally maturities of greater than 10 years), each of which are backed by the full faith and credit of the U.S. Government;

        > obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are:

            + backed by the full faith and credit of the U.S. Treasury;

            + supported by the right of the issuer to borrow from the U.S.
              Government, for example, obligations of Federal Home Loan Banks;

            + backed only by the credit of the issuer itself, for example,
              Sallie Mae obligations; or

            + supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, for example, Fannie Mae and Freddie Mac obligations (no assurance can be given that the U.S. Government will provide financial support to these entities because it is not obligated by law, in certain instances, to do
              so).

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    o Credit Risk: As with any fixed-income security, securities issued by certain U.S. Government agencies or instrumentalities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying these securities in the case of default. While securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by other such entities, which may be chartered or sponsored by Congress (e.g., Fannie Mae or Freddie Mac) are not guaranteed by the U.S. Government.

    o Mortgage-Backed Securities and Collateralized Mortgage Obligations Risk:

        > Maturity Risk:

            + Mortgage-Backed Securities: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

              >> When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

              >> When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            + Collateralized Mortgage Obligations: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.


        > Credit Risk: As with any fixed income security, mortgage-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed securities in the case of default. However, the U.S. Government or its agencies will guarantee the payment of principal and interest on certain of the mortgage- backed securities purchased by the series.


    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.


                        1995                    17.66%
                        1996                     1.65%
                        1997                     8.72%
                        1998                     8.70%
                        1999                    (1.88)%
                        2000                    12.11%
                        2001                     7.47%
                        2002                     9.80%
                        2003                     2.15%
                        2004                     3.76%

    During the period shown in the bar chart the highest quarterly return was 6.16% (for the calendar quarter ended June 30, 1995) and the lowest quarterly return was (2.46)% (for the calendar quarter ended March 31, 1996).


    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on June 12, 1985, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
    ...........................................................................
                                                  1 Year    5 Years     10 Years

    Initial Class                                  3.76%      7.00%       6.88%

    Service Class                                  3.55%      6.83%       6.79%

    Lehman Brothers Government/Mortgage
      Index+*                                      4.08%      7.31%       7.49%

    Lipper U.S. Government Fund Average**          3.19%      6.43%       6.43%


    ------
     + Source: Standard & Poor's Micropal, Inc.
     * The Lehman Brothers Government/Mortgage Index measures the performance of the government and mortgage securities markets.
    ** The Lipper U.S. Government Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    11:  HIGH YIELD SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE


    The series seeks high current income and capital appreciation by investing primarily in certain lower rated or unrated fixed income securities (possibly with equity features) of U.S. and foreign issuers. The series' objective may be changed without shareholder approval.


o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in high income securities, generally lower rated bonds. These bonds, commonly known as junk bonds, are assigned lower credit ratings by credit rating agencies or are unrated and considered by MFS to be comparable to lower rated bonds. The series may invest all of its assets in lower rated bonds.

      While the series focuses its investments on bonds issued by corporations or similar entities, it may invest in all types of debt securities. Consistent with the series' principal investment strategies described above, the series may invest in foreign securities, and may have exposure to foreign currencies through its investment in these securities.

      The series is a non-diversified mutual fund. This means that the series may invest a relatively high percentage of its assets in a small number of issuers.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Allocation Risk: The series will allocate its investments among fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    o Liquidity Risk: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

    o Junk Bond Risk:

        > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Non-Diversified Status Risk: Because the series may invest a higher percentage of its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.


                        1995                    16.93%
                        1996                    12.12%
                        1997                    13.24%
                        1998                     0.58%
                        1999                     6.92%
                        2000                    (6.79)%
                        2001                     1.80%
                        2002                     2.70%
                        2003                    21.44%
                        2004                     9.54%


    During the period shown in the bar chart the highest quarterly return was 7.18% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (7.51)% (for the calendar quarter ended September 30, 1998).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on June 12, 1985, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
    ..........................................................................

                                              1 Year       5 Years      10 Years

    Initial Class                              9.54%         5.33%        7.54%

    Service Class                              9.37%         5.16%        7.46%

    Lehman Brothers High Yield Index+*        11.13%         6.97%        8.13%

    Lipper High Yield Bond Index++**          10.33%         3.98%        6.69%


    ------
     + Source: Standard & Poor's Micropal, Inc.
    ++ Source: Lipper Inc.
     * The Lehman Brothers High Yield Bond Index measures the performance of the high-yield bond market.

    ** The Lipper High Yield Bond Index measures the performance of funds within their respective classification.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    12:  INTERNATIONAL GROWTH SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks capital appreciation. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of foreign (including emerging market) issuers. The series focuses on companies that MFS believes have above average growth potential. While the series may invest in companies of any size, the series generally focuses on companies with larger market capitalizations. The series' investments may include securities traded in the over-the-counter markets. Under normal market conditions, the series invests in at least three different countries.

      MFS looks particularly for companies which demonstrate:

    o A strong franchise, strong cash flows and a recurring revenue stream.

    o A solid industry position, where there is

        > potential for high profit margins and

        > substantial barriers to new entry in the industry.

    o A strong management team with a clearly defined strategy.

    o A catalyst that may accelerate growth.


o   PRINCIPAL RISKS OF AN INVESTMENT


    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Geographic Focus Risk: The series may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the series focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The series' investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Growth Companies Risk: This is the risk that the prices of growth company securities held by the series will fall to a greater extent than the overall equity markets (e.g., as represented by the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East Index)) due to changing economic, political or market conditions or disappointing growth company earnings results.

    o Large Cap Companies Risk: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the series' value may not rise as much as the value of funds that emphasize smaller cap companies.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying or selling these securities at a fair price.


    o As with any mutual fund, you could lose money on your investment in the series.


    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.


                        1997                    (1.64)%
                        1998                     1.94%
                        1999                    35.24%
                        2000                    (7.80)%
                        2001                   (15.91)%
                        2002                   (11.88)%
                        2003                    38.67%
                        2004                    18.94%


    During the period shown in the bar chart the highest quarterly return was 26.08% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (17.27)% (for the calendar quarter ended September 30, 1998).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on June 3, 1996, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
    ..........................................................................

                                        1 Year         5 Years         Life*

    Initial Class                        18.94%           2.42%         4.86%

    Service Class                        18.58%           2.26%         4.76%

    MSCI EAFE Index+#                    20.70%         (0.80)%         5.12%

    MSCI EAFE Growth Index+##            16.48%         (5.77)%         2.28%

    ------
      * For the period from the series' commencement of investment operations on June 3, 1996, through December 31, 2004. Index returns are from June 1, 1996.

      + Source: Standard & Poor's Micropal, Inc.

      # The Morgan Stanley Capital International (MSCI) EAFE (Europe,
        Australasia, Far East) Index is a commonly used measure of the international stock market.
     ## The MSCI EAFE Growth Index is a commonly used measure of non-U.S. growth stocks.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    13:  INTERNATIONAL VALUE SERIES
    ...........................................................................

o   INVESTMENT OBJECTIVE

    The series seeks long-term growth of capital with a secondary objective of seeking reasonable current income. The series' objectives may be changed without shareholder approval.


o   PRINCIPAL INVESTMENT POLICIES


    The series invests, under normal market conditions, at least 65% of its net assets in equity securities of foreign (including emerging market) companies that MFS believes are undervalued in the market relative to their long term potential. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. The adviser considers a security's prospects for appreciation as well as its income producing potential in making its investment decisions. While the series may invest in companies of any size, the series focuses on companies with larger market capitalizations. The equity securities of these companies may be undervalued because:

    o they are temporarily out of favor in the market due to

        > a decline in the market

        > poor economic conditions

        > developments that have affected or may affect the issuer of the securities or the issuer's industry; or

    o the market has overlooked them.


      Undervalued equity securities generally have low price-to-book, price-to-sales, price-to-cash-flow and/or price-to-earnings ratios.


      Under normal market conditions, the series invests in at least three different countries (including those in emerging markets).

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objectives, that are not described here.

      The principal risks of investing in the series are:

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Geographic Focus Risk: The series may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the series focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The series' investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

    o Value Company Risk: Prices of value company securities held by the series may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. If anticipated events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of value securities may not rise as expected or may fall.

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Large Cap Companies Risk: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the series' value may not rise as much as the value of funds that emphasize smaller cap companies.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.


                        1996                     4.48%
                        1997                     6.53%
                        1998                    21.68%
                        1999                    17.20%
                        2000                    (2.33)%
                        2001                   (14.63)%
                        2002                    (5.86)%
                        2003                    33.63%
                        2004                    28.02%


    During the period shown in the bar chart the highest quarterly return was 16.95% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (14.72)% (for the calendar quarter ended September 30, 2002).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on October 2, 1995, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
    ...........................................................................

                                          1 Year         5 Years         Life*

    Initial Class                          28.02%           6.07%         8.72%

    Service Class                          27.74%           5.93%         8.64%

    MSCI EAFE Index+#                      20.70%         (0.80)%         5.65%

    MSCI EAFE Value Index+##               24.88%           4.10%         8.33%

    ------
      * For the period from the series' commencement of investment operations on October 2, 1995, through December 31, 2004. Index returns are from October 1, 1995.

      + Source: Standard & Poor's Micropal, Inc.

      # The Morgan Stanley Capital International (MSCI) EAFE (Europe,
        Australasia, Far East) Index is a commonly used measure of the international stock market.
     ## The MSCI EAFE Value Index is a commonly used measure of the non-U.S.
        value stocks.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

s    14:  MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
    ...........................................................................


o   INVESTMENT OBJECTIVE

    The series seeks to provide long-term growth of capital and future income rather than current income. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which MFS believes offer better than average prospects for long-term growth.

      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities.

    The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Growth Companies Risk: Prices of growth company securities held by the series may fall to a greater extent than the overall equity markets (e.g., as represented by the Standard and Poor's 500 Stock Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.


                        1999                    35.80%
                        2000                    (6.09)%
                        2001                   (24.91)%
                        2002                   (28.05)%
                        2003                    23.39%
                        2004^                    9.61%

    ^ The series' 2004 total return included proceeds received by the series as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with series' sales. Excluding the effect of these payments, the series' 2004 annual return would have been 9.48% (see the series' Financial Highlights for more information).


    During the period shown in the bar chart the highest quarterly return was 27.11% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (21.56)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on May 6, 1998, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004^
    ..........................................................................

                                               1 Year      5 Years       Life*

    Initial Class                                9.61%      (7.25)%       1.78%

    Service Class                                9.36%      (7.41)%       1.66%

    Russell 1000 Growth Index+#                  6.30%      (9.29)%     (0.43)%

    Lipper Large-Cap Growth Fund Average##       7.18%      (8.22)%       0.35%

    ------
      ^ A portion of the series' returns includes proceeds received by the series from a non-recurring event (see "Financial Highlights").
      * For the period from the series' commencement of investment operations on May 6, 1998, through December 31, 2004. Index and Lipper average returns are from May 1, 1998.
      + Source: Standard & Poor's Micropal, Inc.
      # The Russell 1000 Growth Index measures the performance of large-cap
        U.S. growth stocks.

    ## The Lipper Large-Cap Growth Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    15:  MASSACHUSETTS INVESTORS TRUST SERIES
    ...........................................................................


o   INVESTMENT OBJECTIVE

    The series seeks long-term growth of capital with a secondary objective to seek reasonable current income. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES


    The series invests, under normal market conditions, at least 65% of its net assets in equity securities, including common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets. While the series may invest in companies of any size, the series generally focuses on companies with larger market capitalizations that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The adviser considers the portfolio's overall prospects for appreciation as well as income in managing the series.

      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities, and may have exposure to foreign currencies through its investment in these securities.


o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objectives, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Large Cap Companies Risk: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the series' value may not rise as much as the value of funds that emphasize smaller cap companies.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.


                        1995                    37.41%
                        1996                    25.41%
                        1997                    31.94%
                        1998                    23.85%
                        1999                     7.18%
                        2000                     0.09%
                        2001                   (15.71)%
                        2002                   (21.22)%
                        2003^                   22.83%
                        2004^^                  11.99%

     ^ The series' 2003 total return includes proceeds received by the series from a non-recurring litigation settlement. Excluding the effect of this payment, the series' 2003 annual total return would have been 22.82% (see the series' "Financial Highlights" for more information).
    ^^ The series' 2004 total return included proceeds received by the series as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with series' sales. Excluding the effect of these payments, the series' 2004 annual return would have been lower (see the series' Financial Highlights for more information).


    During the period shown in the bar chart the highest quarterly return was 19.16% (for the calendar quarter ended December 31, 1998) and the lowest quarterly return was (15.85)% (for the calendar quarter ended September 30, 2002).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on November 14, 1986, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004^
    ...........................................................................

                                               1 Year      5 Years     10 Years

    Initial Class                               11.99%     (1.78)%      10.68%

    Service Class                               11.74%     (1.95)%      10.59%

    Standard & Poor's 500 Stock Index+*         10.87%     (2.30)%      12.07%

    Lipper Large Cap Core Fund Average**         7.78%     (3.45)%       9.98%

    ------
     ^ A portion of the series' returns includes proceeds received by the series from unrelated, non-recurring events (see "Financial Highlights"). + Source: Standard & Poor's Micropal, Inc.

     * The Standard & Poor's 500 Stock Index is a commonly used measure of the broad U.S. stock market.
    ** The Lipper Large Cap Core Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    16:  MID CAP GROWTH SERIES
    ...........................................................................


o   INVESTMENT OBJECTIVE

    The series seeks long-term growth of capital. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations which the series' investment adviser, MFS, believes have above-average growth potential.


      Medium market capitalization companies are defined by the series as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell MidCap(TM) Growth Index range at the time of the series' investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. The adviser generally expects that it will invest primarily in medium market capitalization companies with market capitalizations in excess of $1 billion. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell MidCap(TM) Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the series' 80% investment policy. As of March 31, 2005, the top of the Russell MidCap(TM) Growth Index range was $36.9 billion. The series' investments may include securities listed on a securities exchange or traded in the over-the- counter markets.

      The series may establish "short" positions, including, but not limited to, short positions in specific securities or stock indices. In a typical short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.


      The series may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies.


o   PRINCIPAL RISKS OF AN INVESTMENT


    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Mid-Cap Growth Company Risk: Prices of growth company securities held by the series may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security, and may decline to a greater extent than the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index). Investments in medium capitalization companies can be riskier and more volatile than investments in companies with larger market capitalizations.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying or selling these stocks at prevailing market prices.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in, the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities are heightened when investing in emerging markets countries.


    o Short Sales Risk: The series will suffer a loss if it establishes a short position and the value of the underlying security or index rises rather than falls. Because the series must cover its short position subject to prevailing market rates, the potential loss is unlimited.

    o As with any mutual fund, you could lose money on your investment in the series.


    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.


                        2001                    (23.24)%
                        2002                    (47.12)%
                        2003                     37.87%
                        2004                     14.62%


    During the period shown in the bar chart, the highest quarterly return was 25.05% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (34.78)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on August 31, 2000, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
    ...........................................................................

                                                       1 Year           Life*

    Initial Class                                       14.62%         (11.72)%

    Service Class                                       14.29%         (11.86)%

    Russell MidCap Growth Index+#                       15.48%          (7.98)%

    Lipper Mid Cap Growth Fund Average##                12.78%          (7.40)%

    ------
     * Series' performance figures are for the period from the series' commencement of investment operations on August 31, 2000, through December 31, 2004. Index and Lipper average returns are from September 1, 2000.

     + Source: Standard & Poor's Micropal, Inc.
     # The Russell MidCap Growth Index measures the performance of U.S. mid cap growth stocks.
    ## The Lipper Mid Cap Growth Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    17:  MID CAP VALUE SERIES
    ...........................................................................


o   INVESTMENT OBJECTIVE

    The series' investment objective is capital appreciation. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations that the series' adviser, MFS, believes are undervalued in the market relative to their long-term potential. The equity securities of these companies may be undervalued because:

    o they are temporarily out of favor in the market due to

        > a decline in the market

        > poor economic conditions

        > developments that have affected or may affect the issuer of the securities or the issuer's industry

    o the market has overlooked them

    Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios.


    Medium market capitalization companies are defined by the series as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(R) Value Index range at the time of the series' investment. As of March 31, 2005, the top of the Russell Midcap(R) Value Index range was $36.9 billion. This index is a widely recognized, unmanaged index of U.S. mid-cap value stocks. Companies in the Russell Midcap Value Index represent the 800 smallest companies in the Russell 1000(R) Index. The stocks are also included in the Russell 1000(R) Value Index. The adviser generally expects that it will invest primarily in medium market capitalization companies with market capitalizations in excess of $1 billion. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap(R) Value Index range after purchase continue to be considered medium-capitalization companies for purposes of the series' 80% investment policy. The series' investments may include securities issued in initial public offerings and securities listed on a securities exchange or traded in the over-the-counter markets.

    The series may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies. The series may engage in active and frequent trading to achieve its principal investment strategies.


o   PRINCIPAL RISKS

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Undervalued Securities Risk: The series may invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.

    o Mid-Cap Value Company Risk: Prices of value company securities held by the series may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. If anticipated events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of value company securities may not rise as expected or may fall. Investments in medium-capitalization companies can be riskier and more volatile than investments in companies with larger market capitalizations.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying or selling these stocks at prevailing market prices.

    o Effect of IPOs: The series may participate in the initial public offering
      (IPO) market, and a significant portion of the series' returns may be attributable to its investment in IPO's which may have a magnified investment performance impact during the periods when the series has a small asset base. Like any past performance, there is no assurance that, as the series' assets grow, it will continue to experience substantially similar performance by investment in IPOs.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.


                        2003                    32.24%
                        2004                    22.10%


    During the period shown in the bar chart, the highest quarterly return was 16.49% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (4.92)% (for the calendar quarter ended March 31, 2003).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on May 1, 2002, with the offering of initial and service class shares.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
    ..........................................................................

                                                       1 Year           Life*

    Initial Class                                       22.10%            9.65%

    Service Class                                       21.75%            9.47%

    Russell Mid Cap Value Index+#                       23.71%           14.39%

    Lipper Mid Cap Core Fund Average##                  15.52%            8.95%


    ------

     * Series' performance figures are for the period from the series' commencement of investment operations on May 1, 2002, through December 31, 2004.

     + Source: Standard & Poor's Micropal, Inc.
     # The Russell Mid Cap Value Index measures the performance of U.S. mid cap value stocks.

    ## The Lipper Mid Cap Core Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    18:  MONEY MARKET SERIES
    ...........................................................................


o   INVESTMENT OBJECTIVE

    The series seeks maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments (identified below) maturing in less than 13 months. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series is a money market fund, meaning it tries to maintain a share price of $1.00 while paying income to its shareholders. The series will invest in the following types of U.S. dollar denominated money market instruments:

    o Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Although U.S. Government agencies or instrumentalities are chartered or sponsored by Congress, they may not be funded by Congress and securities issued by certain of these entities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.


    o Certificates of deposit, bankers' acceptances and other bank obligations, provided that the bank obligations are insured by the Federal Deposit Insurance Corporation or the issuing bank has capital, surplus and undivided profits in excess of $100 million.

    o Commercial paper which are rated within the highest credit ratings by one or more rating agencies or are unrated and considered by MFS to be of comparable quality.


    o Repurchase agreements collateralized by U.S. Government securities.

    o Other short-term obligations which are rated within the highest credit ratings by one or more rating agencies or are unrated and considered by MFS to be of comparable quality.

    The series may invest up to 35% of its total assets in U.S. dollar-denominated securities of foreign issuers, including foreign companies, foreign governments and sovereign entities (such as government agencies), foreign banks and U.S. branches of foreign banks. These securities will be rated in the highest credit ratings by rating agencies or unrated and considered by the series' investment adviser, MFS, to be of comparable quality.

      The series may invest in municipal securities and participation interests in municipal securities issued by banks when yield differentials make investment in these securities attractive. Up to 20% of the series' assets may be invested in these securities. Municipals securities are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village, or authority. Participation interests in municipal securities are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank.

      The average maturity of the investments in the series may not exceed 90 days. The series will invest only in corporate obligations which have a maturity when purchased of less than 13 months.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. Please note that there are many circumstances which could prevent the series from achieving its objective that are not described here.

    o Money Market Instruments Risk: Money market instruments provide opportunities for income with low credit risk, but may result in a lower yield than would be available from debt obligations of a lower quality or longer term. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

    o Foreign Securities Risk: An investment in the series may involve a greater degree of risk than an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.


    o Municipal Securities Risk:


        > Interest Rate Risk: As with any fixed income security, the prices of municipal securities in the series' portfolio will generally fall when interest rates rise. Conversely, when interest rates fall, the prices of municipal securities in the series' portfolio will generally rise.

        > Maturity Risk: Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other municipal securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities.

        > Credit Risk: Credit risk is the risk that the issuer of a municipal security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain municipal securities to indicate their credit risk. The price of a municipal security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. A participation interest is also subject to the risk of default by the issuing bank.

        > General Obligations and Revenue Obligations Risk: The series may invest in municipal bonds that are general obligations backed by the full faith and credit of the municipal issuer. The series may also invest in municipal bonds called revenue obligations which are subject to a higher degree of credit risk than general obligations. Revenue obligations finance specific projects, such as building a hospital, and are not backed by the full faith and credit of the municipal issuer. Because revenue obligations are repaid from the revenues from a facility, they are subject to a risk of default in payments of principal and interest if the facility does not generate enough income.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.


                        1995                     5.44%
                        1996                     4.92%
                        1997                     5.06%
                        1998                     5.02%
                        1999                     4.66%
                        2000                     5.95%
                        2001                     3.78%
                        2002                     1.27%
                        2003                     0.63%
                        2004                     0.83%

    During the period shown in the bar chart the highest quarterly return was 1.53% (for the calendar quarters ended September 30, 2000 and December 31,
    2000) and the lowest quarterly return was 0.12% (for the calendar quarter ended March 31, 2004).


    PERFORMANCE TABLE

    This table shows the series' average annual total returns for certain periods and assumes the reinvestment of distributions.

    The series commenced investment operations on July 19, 1985, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
    ..........................................................................

                                       1 Year         5 Years        10 Years

    Initial Class                       0.83%           2.47%          3.74%

    Service Class                       0.57%           2.29%          3.65%


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    19:  NEW DISCOVERY SERIES
    ...........................................................................


o   INVESTMENT OBJECTIVE

    The series seeks capital appreciation. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in equity securities of emerging growth companies. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. Emerging growth companies are companies which MFS believes offer superior prospects for growth and are either:

    o early in their life cycle, but which have the potential to become major enterprises; or

    o major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment.


      While emerging growth companies may be of any size, the series will generally focus on smaller cap emerging growth companies that are early in their life cycle. Small cap companies are defined by MFS as those companies with market capitalizations within the range of market capitalizations of companies in the Russell 2000 Growth Index, which as of March 31, 2005, was between $27 million and $6.5 billion. This index is a widely recognized, unmanaged index of small cap common stock companies. MFS would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The series' investments in emerging growth companies may include securities listed on a securities exchange or traded in the over-the-counter markets.

      The series may establish "short" positions, including, but not limited to, short positions in specific securities or stock indices. In a typical short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.


      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Emerging Growth Companies Risk: Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

        > have limited product lines, markets and financial resources;

        > are dependent on management by one or a few key individuals;

        > have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices.

    o Small Cap Companies Risk: Investments in small cap companies tend to involve more risk and be more volatile than investments in larger companies. Small cap companies may be more susceptible to market declines because of their limited product lines, financial and management resources, markets and distribution channels. Their shares may be more difficult to sell at satisfactory prices during market declines.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying or selling these securities at a fair price.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.


    o Short Sales Risk: The series will suffer a loss if it establishes a short position and the value of the underlying security or index rises rather than falls. Because the series must cover its short position subject to prevailing market rates, the potential loss is unlimited


    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.


                        1999                    60.25%
                        2000                     0.34%
                        2001                    (5.12)
                        2002                   (33.43)%
                        2003                    35.29%
                        2004^                    7.49%

    ^ The series' 2004 total return included proceeds received by the series as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with series' sales. Excluding the effect of these payments, the series' 2004 annual return would have been lower (see the series' Financial Highlights for more information).

    During the period shown in the bar chart the highest quarterly return was 55.05% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (24.10)% (for the calendar quarter ended September 30, 2001).


    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on May 6, 1998, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004^
    ...........................................................................

                                                1 Year       5 Years      Life*

    Initial Class                                7.49%       (1.62)%      7.00%

    Service Class                                7.22%       (1.79)%      6.86%

    Russell 2000 Growth Index+#                 14.31%       (3.57)%      1.06%

    Lipper Small Cap Growth Fund Average##      10.65%       (1.82)%      3.98%

    ------
     ^ A portion of the series' returns includes proceeds received by the series from unrelated, non-recurring events (see "Financial Highlights").
     * For the period from the series' commencement of investment operations on May 6, 1998, through December 31, 2004. Index and Lipper average returns are from May 1, 1998.

     + Source: Standard & Poor's Micropal, Inc.
     # The Russell 2000 Growth Index measures the performance of U.S. small-
       cap growth stocks.
    ## The Lipper Small Cap Growth Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    20:  RESEARCH SERIES
    ...........................................................................


o   INVESTMENT OBJECTIVE

    The series seeks to provide long-term growth of capital and future income. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The series focuses on companies that the series' investment adviser, MFS, believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The series may invest in companies of any size. The series' investments may include securities traded on securities exchanges or in the over-the-counter markets.


      The series' assets are allocated among various sectors. A team of MFS investment research analysts selects portfolio securities for the series.

      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities.


      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC- listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying or selling these securities at a fair price.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.


                        1995                    37.50%
                        1996                    23.76%
                        1997                    20.86%
                        1998                    23.61%
                        1999                    24.14%
                        2000                    (4.10)%
                        2001                   (21.40)%
                        2002                   (25.11)%
                        2003^                   25.32%
                        2004^^                  15.83%

     ^ The series' 2003 total return includes proceeds received by the series from a non-recurring litigation settlement. Excluding the effect of this payment, the series' 2003 annual total return would have been 24.80% (see the series' "Financial Highlights" for more information).
    ^^ The series' 2004 total return included proceeds received by the series as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with series' sales. Excluding the effect of these payments, the series' 2004 annual return would have been lower (see the series' Financial Highlights for more information).


    During the period shown in the bar chart the highest quarterly return was 22.06% (for the calendar quarter ended December 31, 1998) and the lowest quarterly return was (19.72)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and assumes the reinvestment of distributions.

    The series commenced investment operations on November 7, 1994, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
    ..........................................................................

                                             1 Year       5 Years^     10 Years^

    Initial Class                             15.83%       (3.91)%        9.97%

    Service Class                             15.54%       (4.09)%        9.86%

    Standard & Poor's 500 Stock Index+*       10.87%       (2.30)%       12.07%

    ------
     ^ A portion of the series' returns includes proceeds received by the series from unrelated, non-recurring events (see "Financial Highlights").

     + Source: Standard & Poor's Micropal, Inc.

     * The Standard & Poor's 500 Stock Index is a commonly used measure of the broad U.S. stock market.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    21:  RESEARCH INTERNATIONAL SERIES
    ...........................................................................


o   INVESTMENT OBJECTIVE

    The series seeks capital appreciation. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of foreign companies. The series focuses on foreign companies that the series' investment adviser, MFS, believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. Equity securities purchased by the series may be listed on a securities exchange or traded in the over-the-counter markets. The series does not emphasize any particular country and, under normal market conditions, will be invested in at least five countries.


      The series' assets are allocated among various sectors. A team of MFS investment research analysts selects portfolio securities for the series.


      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Geographic Focus Risk: The series may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the series focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The series' investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC- listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying or selling these securities at a fair price.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.


                        1999                    54.94%
                        2000                    (7.95)%
                        2001                   (17.76)%
                        2002                   (11.44)%
                        2003                    33.86%
                        2004                    21.20%

    During the period shown in the bar chart the highest quarterly return was 33.00% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (14.51)% (for the calendar quarter ended September 30, 2002).


    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on May 5, 1998, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
    ..........................................................................

                                              1 Year       5 Years       Life*

    Initial Class                              21.20%         1.69%       7.19%

    Service Class                              20.96%         1.52%       7.05%

    MSCI EAFE Index+**                         20.70%       (0.80)%       3.67%

    Lipper International Fund Average#         17.94%       (2.32)%       3.09%

    ------
     * For the period from the series' commencement of investment operations on May 5, 1998, through December 31, 2004. Index and Lipper average returns are from May 1, 1998.

     + Source: Standard & Poor's Micropal, Inc.

    ** The Morgan Stanley Capital International (MSCI) EAFE (Europe,
       Australasia, Far East) Index is a commonly used measure of the non-U.S. stock market.

     # The Lipper International Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    22:  STRATEGIC GROWTH SERIES
    ...........................................................................


o   INVESTMENT OBJECTIVE

    The series' investment objective is capital appreciation. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, bonds, warrants, or rights convertible into stock and depositary receipts for these securities, of companies which the series' investment adviser believes offer superior prospects for growth. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets. While the series may invest in companies of any size, the series generally focuses on companies with large market capitalizations. The series generally defines companies with large market capitalizations as companies with market capitalizations equalling or exceeding $5 billion at the time of the series' investment.


      The series may establish "short" positions, including, but not limited to, short positions in specific securities or stock indices. In a typical short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.

      Consistent with the series' principal investment strategies described above, the series may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities.


o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here. The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Growth Companies Risk: This is the risk that the prices of growth company securities held by the series, which are the series' principal investment focus, will fall to a greater extent than the overall equity markets (e.g., are represented by the Standard & Poor's Composite 500 Index) due to changing economic, political or market conditions.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing market prices.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forgo the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.


    o Short Sales Risk: The series will suffer a loss if it establishes a short position and the value of the underlying security or index rises rather than falls. Because the series must cover its short position subject to prevailing market rates, the potential loss is unlimited.

    o As with any mutual fund, you could lose money on your investment in the series.


    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which as investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.


                        2000                    (9.99)%
                        2001                   (24.65)%
                        2002                   (30.06)%
                        2003                    27.53%
                        2004                     6.82%


      During the period shown in the bar chart, the highest quarterly return was 20.33% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (25.75)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on October 29, 1999, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
    ..........................................................................

                                              1 Year       5 Years       Life*

    Initial Class                              6.82%       (8.36)%      (4.60)%

    Service Class                              6.58%       (8.51)%      (4.74)%

    Russell 1000 Growth Index+#                6.30%       (9.29)%      (6.30)%

    Lipper Large-Cap Growth Fund Average**     7.18%       (8.22)%      (4.83)%

    ------

     * For the period from the commencement of the series' investment operations on October 29, 1999, through December 31, 2004. Index and Lipper average returns are from November 1, 1999.

     + Source: Standard & Poor's Micropal, Inc.
     # The Russell 1000 Growth Index measures the performance of large-cap U.S.
       growth stocks.

    ** The Lipper Large-Cap Growth Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    23:  STRATEGIC INCOME SERIES
    ...........................................................................


o   INVESTMENT OBJECTIVE

    The series seeks to provide high current income by investing in fixed income securities and seeks to take advantage of opportunities to realize significant capital appreciation while maintaining a high level of current income. The series' objectives may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in fixed income securities. These securities include:

    o U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities. Although U.S. Government agencies or instrumentalities are chartered or sponsored by Congress, they may not be funded by Congress and securities issued by certain of these entities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

    o Foreign government securities, which are bonds or other debt obligations issued by foreign governments. These foreign government securities are either:

        > Issued, guaranteed or supported as to payment of principal and interest by foreign governments, foreign government agencies, foreign semi-governmental entities, or supra-national entities.

        > Interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

    o Mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables.

    o Corporate bonds, which are bonds or other debt obligations issued by domestic or foreign corporations or other similar entities. The series may invest in:

        > Investment grade bonds, which are bonds assigned higher credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to higher rated bonds.

        > Lower rated bonds, commonly known as junk bonds, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds. The series may invest up to 100% of its net assets in junk bonds.

        > Crossover bonds, which are junk bonds that MFS expects will appreciate in value due to an anticipated upgrade in the issuer's credit rating (thereby crossing over into investment grade bonds).

    o Emerging market securities, which include the types of securities described above, issued by emerging market governments and corporations. These securities also include Brady Bonds, which are long-term bonds issued as part of a restructuring of defaulted commercial loans to emerging market countries.

      The series is a non-diversified mutual fund. This means that the series may invest a relatively high percentage of its assets in a small number of issuers.

      The series may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

    o Futures and forward contracts.

    o Options on futures contracts, foreign currencies, securities and bond indices.

    o Structured notes and indexed securities.

    o Swaps, caps, floors and collars.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Allocation Risk: The series will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

    o Liquidity Risk: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

    o Junk Bond Risk:

        > Higher Credit Risk: Junk bonds (including crossover bonds) are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o Mortgage and Asset-Backed Securities Risk:

        > Maturity Risk:

            + Mortgage-Backed Securities: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                >> When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

                >> When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            + Collateralized Mortgage Obligations: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

            + Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

        > Credit Risk: As with any fixed income security, mortgage-backed and asset- backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset- backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

    o Derivatives Risk:

        > Hedging Risk: When a derivative is used as a hedge against an opposite position that the series also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

        > Correlation Risk: When the series uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

        > Investment Risk: When the series uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The series is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

        > Availability Risk: Derivatives may not be available to the series upon acceptable terms. As a result, the series may be unable to use derivatives for hedging or other purposes.

        > Credit Risk: When the series uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Non-Diversified Status Risk: Because the series may invest a higher percentage of its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.


                        1999                     4.61%
                        2000                     2.87%
                        2001                     3.31%
                        2002                     7.52%
                        2003                    12.89%
                        2004                     8.04%

    During the period shown in the bar chart the highest quarterly return was 5.06% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (1.49)% (for the calendar quarter ended June 30, 2004).


    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on May 6, 1998, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
    ..........................................................................

                                                 1 Year     5 Years      Life*

    Initial Class                                  8.04%       6.86%      5.89%

    Service Class                                  7.83%       6.68%      5.76%

    Lehman Brothers Government Credit Index+#      4.19%       8.00%      6.72%

    Lehman Brothers High Yield Index+##           11.13%       6.97%      5.26%

    Lehman Brothers Aggregate Bond Index+@         4.34%       7.71%      6.59%

    J.P. Morgan Emerging Markets Bond Index
    Global+@@                                     11.73%      12.99%     10.22%

    Lipper Multisector Income Fund Average**       4.27%       6.02%      5.24%

    ------
       * For the period from the series' commencement of investment operations on May 6, 1998, through December 31, 2004. Index and Lipper average returns are from May 1, 1998.

       + Source: Standard & Poor's Micropal, Inc.
       # Lehman Brothers Government/Credit Index measures the performance of the investment-grade bond market.
      ## Lehman Brothers High Yield Bond Index measures the performance of the high-yield bond market.

       @ Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market.
      @@ J.P. Morgan Emerging Markets Bond Index Global tracks debt instruments in the emerging markets.

       ** The Lipper Multisector Income Fund Average, as calculated by Lipper
          Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    24:  STRATEGIC VALUE SERIES
    ...........................................................................


o   INVESTMENT OBJECTIVE

    The series' investment objective is to seek capital appreciation. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of companies which the series' investment adviser, MFS, believes are undervalued in the market relative to their long term potential. The equity securities of these companies may be undervalued because:

    o they are temporarily out of favor in the market due to:

        > a decline in the market

        > poor economic conditions

        > developments that have affected or may affect the issuer of the securities or the issuer's industry; or

    o the market has overlooked them

    Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

    The series also may invest in other types of securities, such as fixed income securities, including lower rated securities commonly referred to as junk bonds, and warrants, when relative values make such purchases attractive.


    The series may establish "short" positions, including, but not limited to, short positions in specific securities or stock indices. In a typical short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.


    The series may invest in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies.


o   PRINCIPAL RISKS


    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Undervalued Companies Risk: MFS will invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying and selling these stocks at prevailing prices.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    o Liquidity Risk: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

    o Lower Rated Bonds Risk:

        > Higher Credit Risk: Lower rated bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of lower rated bonds may default on payments of principal and interest. The price of a lower rated bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        > Higher Liquidity Risk: During recessions and periods of broad market declines, lower rated bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.


    o Short Sales Risk: The series will suffer a loss if it establishes a short position and the value of the underlying security or index rises rather than falls. Because the series must cover its short position subject to prevailing market rates, the potential loss is unlimited.

    o As with any mutual fund, you could lose money on your investment in the series.


      An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.


                        2003                    27.44%
                        2004                    18.05%


    During the period shown in the bar chart, the highest quarterly return was 19.65% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (4.94)% (for the calendar quarter ended March 31, 2003).

    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on May 1, 2002, with the offering of initial and service class shares.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004
    ..........................................................................

                                                         1 Year         Life*

    Initial Class                                         18.05%          6.68%

    Service Class                                         17.77%          6.45%

    Russell 1000 Value Index+#                            16.49%          9.47%

    Lipper Multi-Cap Value Fund Average##                 14.39%          7.85%


    ------
     * Series' performance figures are for the period from the series' commencement of investment operations on May 1, 2002, through December 31, 2004.
     + Source: Standard & Poor's Micropal, Inc.
     # The Russell 1000 Value Index measures the performance of large-cap U.S.
       value stocks.

    ## The Lipper Multi-Cap Value Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    25:  TECHNOLOGY SERIES
    ...........................................................................


o   INVESTMENT OBJECTIVE

    The series' investment objective is capital appreciation. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies that the series' investment adviser, MFS, believes have above average growth potential and will benefit from technological advances and improvements. These companies are in fields such as:

    o Computer software and hardware       o Environmental services
    o Semiconductors                       o Chemicals
    o Minicomputers                        o Synthetic materials
    o Peripheral equipment                 o Defense and commercial electronics
    o Scientific instruments               o Data storage and retrieval
    o Telecommunications                   o Biotechnology
    o Pharmaceuticals                      o Health care and medical supplies.


    The series will invest in technology companies of any size including smaller, lesser known companies that are in the developing stages of their life cycle and offer the potential for accelerated earnings or revenue growth (emerging growth companies).

    The series may invest in other securities that the adviser believes offer an opportunity for capital appreciation. These securities may include fixed income securities when relative values make such purchases attractive. The series' investments may include securities issued in initial public offerings and securities listed on an exchange or traded in the over-the-counter markets.

    The series may invest in foreign securities (including emerging market securities) through which it may have exposure to foreign currencies.


    The series may establish "short" positions, including, but not limited to, short positions in specific securities or stock indices. In a typical short sale, the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The series must replace the security it borrowed by purchasing the security at its market value at the time of replacement.


    While the series is a diversified fund and therefore spreads its investments across a number of issuers, it may invest a relatively large percentage of its assets in a single issuer as compared to other funds managed by MFS.

    The series may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

    The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Technology Companies Risks:

        > Company Risk: Companies in the technology industry face special risks.
          For example, their products may fall out of favor or become obsolete in relatively short periods of time. Also, many of their products may not become commercially successful. Therefore, investments in the stocks of technology companies can be volatile.

        > Concentration Risk: The series' investment performance will be closely tied to the performance of companies in a limited number of industries. Companies in a single industry often are faced with the same obstacles, issues and regulatory burdens, and their securities may react similarly and more in unison to these or other market conditions. These price movements may have a larger impact on the series than on a fund with a more broadly diversified portfolio.

    o Effect of IPOs: The series may participate in the initial public offering ("IPO") market, and a significant portion of the series' returns may be attributable to its investment in IPO's which may have a magnified investment performance impact during the periods when the series has a small asset base. Like any past performance, there is no assurance that, as the series' assets grow, it will continue to experience substantially similar performance by investment in IPOs.

    o Emerging Growth and Growth Companies Risk: Investments in emerging growth and growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. In addition, emerging growth companies often:

        > have limited product lines, markets and financial resources

        > are dependent on management by one or a few key individuals

        > have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices.

    o Small Cap Companies Risk: Investments in small cap companies tend to involve more risk and be more volatile than investments in larger companies. Small cap companies may be more susceptible to market declines because of their limited product lines, financial and management resources, markets and distribution channels. Their shares may be more difficult to sell at satisfactory prices during market declines.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC- listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in buying or selling these securities at a fair price.


    o Short Sales Risk: The series will suffer a loss if it establishes a short position and the value of the underlying security or index rises rather than falls. Because the series must cover its short position subject to prevailing market rates, the potential loss is unlimited.


    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Fixed Income Securities Risk:

        > Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

        > Maturity Risk: This interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

        > Credit Risk: The series is subject to the risk that the issuer of a fixed income security will not be able to pay principal and interest when due.

        > Liquidity Risk: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

    o Issuer Concentration Risk: Because the series may invest a relatively large percentage of its assets in a single issuer as compared to other funds managed by MFS, the series' performance may be particularly sensitive to changes in the value of securities of these issuers.

    o Active or Frequent Trading Risk: The series may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.


                        2001                   (38.87)%
                        2002                   (45.98)%
                        2003                    45.39%
                        2004^                    2.44%

    ^ The series' 2004 total return included proceeds received by the series as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with series' sales. Excluding the effect of these payments, the series' 2004 annual return would have been lower (see the series' Financial Highlights for more information).

    During the period shown in the bar chart, the highest quarterly return was 50.87% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (46.77)% (for the calendar quarter ended September 30, 2001).


    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on June 16, 2000, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004^
    ...........................................................................

                                                         1 Year         Life*

    Initial Class                                         2.44%       (17.37)%

    Service Class                                         1.97%       (17.59)%

    Goldman Sachs Technology Index+#                      2.91%       (18.49)%

    Lipper Specialty/Miscellaneous Fund Average**        15.47%         6.33%

    ------
     ^ A portion of the series' returns includes proceeds received from a non-recurring event (see "Financial Highlights").
     * Series' performance figures are for the period from the series' commencement of investment operations on June 16, 2000, through December 31, 2004. Index and Lipper average returns are from July 1, 2000.
     + Source: Bloomberg L.P.
     # The Goldman Sachs Technology Index measures technology stock performance. ** The Lipper Specialty/Miscellaneous Fund Average, as calculated by Lipper
       Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.


    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    26:  TOTAL RETURN SERIES
    ...........................................................................


o   INVESTMENT OBJECTIVE

    The series mainly seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential. The series' objectives may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the series invests:

    o At least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stocks; bonds, warrants or rights convertible into stock; and depositary receipts for those securities.

    o At least 25% of its net assets in non- convertible fixed income securities.

      The series may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS' interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.


    EQUITY INVESTMENTS. While the series may invest in all types of equity securities, MFS generally seeks to purchase for the series equity securities of companies that MFS believes are undervalued in the market relative to their long-term potential. The equity securities of these companies may be undervalued because either:


    o They are viewed by MFS as being temporarily out of favor in the market due to

        > a decline in the market

        > poor economic conditions

        > developments that have affected or may affect the issuer of the securities or the issuer's industry; or

    o The market has overlooked them.

      Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The series focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

      As noted above, the series' investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

    o a fixed income stream, and

    o the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

    FIXED INCOME INVESTMENTS. The series invests in securities which pay a fixed interest rate, which include:

    o U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities. Although U.S. Government agencies or instrumentalities are chartered or sponsored by Congress, they may not be funded by Congress and securities issued by certain of these entities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

    o Mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the series to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the series invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the series.

    o Corporate bonds, which are bonds or other debt obligations issued by corporations or other similar entities (including corporate bonds which have been assigned lower credit ratings by credit rating agencies (commonly known as junk bonds)

    FOREIGN SECURITIES. Consisent with the series' principal investment policies described above, the series may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Allocation Risk: The series will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Undervalued Securities Risk: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. MFS will invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    o Convertible Securities Risk: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

    o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

    o Liquidity Risk: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

    o Mortgage and Asset-Backed Securities Risk:

        > Maturity Risk:

            + Mortgage-Backed Securities: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                >> When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

                >> When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            + Collateralized Mortgage Obligations: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

            + Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

        > Credit Risk: As with any fixed income security, mortgage-backed and asset- backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset- backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

    o Junk Bond Risk:

        > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than investment grade bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.


    o As with any mutual fund, you could lose money on your investment in the series.


    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.


                        1995                    26.71%
                        1996                    14.10%
                        1997                    21.98%
                        1998                    11.71%
                        1999                     2.84%
                        2000                    16.77%
                        2001                     0.52%
                        2002                    (5.69)%
                        2003                    17.15%
                        2004^                   11.47%

    ^ The series' 2004 total return included proceeds received by the series as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with series' sales. Excluding the effect of these payments, the series' 2004 annual return would have been lower (see the series' Financial Highlights for more information).

    During the period shown in the bar chart the highest quarterly return was 10.96% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (8.75)% (for the calendar quarter ended September 30, 2002).


    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on May 11, 1988, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004^
    ..........................................................................

                                                1 Year     5 Years      10 Years

    Initial Class                                11.47%       7.65%      11.34%

    Service Class                                11.14%       7.46%      11.25%

    Lehman Brothers Aggregate Bond Index+#        4.34%       7.71%       7.72%

    Standard & Poor's 500 Stock Index+*          10.87%     (2.30)%      12.07%

    Lipper Balanced Fund Average**                7.93%       2.01%       9.09%

    ------
     ^ A portion of the series' returns includes proceeds received from a non-recurring event (see "Financial Highlights").

     + Source: Standard & Poor's Micropal, Inc.
     # The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market.
     * The Standard & Poor's 500 Stock Index is a commonly used measure of the broad U.S. stock market.
    ** The Lipper Balanced Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    27:  UTILITIES SERIES
    ...........................................................................


o   INVESTMENT OBJECTIVE

    The series seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of its net assets in equity and debt securities of both domestic and foreign companies in the utilities industry. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 80% of its net assets in equity and debt securities of domestic and foreign companies (including emerging markets) in the utilities industry. MFS considers a company to be in the utilities industry if, at the time of investment, MFS determines that a substantial portion (i.e., at least 50%) of the company's assets or revenues are derived from one or more utilities. Securities in which the series invests generally are not selected based upon what sector of the utilities industry a company is in (i.e., electric, gas, telecommunications) or upon a company's geographic region. Companies in the utilities industry include:

    o Companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services.

    o Companies engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television and other communications media (but not companies engaged in public broadcasting).

      The series is a non-diversified mutual fund. This means that the series may invest a relatively high percentage of its assets in one or a few issuers.

      The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

    EQUITY INVESTMENTS. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts. In performing this analysis and selecting securities for the series, MFS places particular emphasis on each of the following factors:

    o the current regulatory environment;

    o the strength of the company's management team; and

    o the company's growth prospects and valuation relative to its long-term potential.

      Equity securities purchased by the series may consist of common stocks, preferred stocks, convertible securities and depositary receipts. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

      As noted above, the series' investments in equity securities may include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

    o a fixed income stream, and

    o the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

    FIXED INCOME INVESTMENTS.   The series invests in securities which pay a
    fixed interest rate. These securities may include:

    o Corporate bonds, which are bonds or other debt obligations issued by corporations or similar entities, including lower rated bonds, commonly known as junk bonds, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable in quality to lower rated bonds.

    o Mortgage-backed securities and asset- backed securities, which are securities that represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the series to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the series invested in a pool that included your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the series.

    o U.S. Government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities. Although U.S. Government agencies or instrumentalities are chartered or sponsored by Congress, they may not be funded by Congress and securities issued by certain of these entities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

    o Junk bonds, which are bonds assigned low credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds.

      In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed-income oriented funds (including the fixed-income portion of the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

    FOREIGN  SECURITIES.   The series invests in foreign securities (including
    emerging markets securities) such as:

    o Equity securities of foreign companies in the utilities industry.

    o Fixed income securities of foreign companies in the utilities industry.

    o Fixed income securities issued by foreign governments.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Concentration Risk: The series' investment performance will be closely tied to the performance of utility companies. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including:

        > Risks of increases in fuel and other operating costs

        > Restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations

        > Coping with the general effects of energy conservation

        > Technological innovations which may render existing plants, equipment or products obsolete

        > The potential impact of natural or man- made disasters

        > Difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions

        > The high cost of obtaining financing during periods of inflation or industry turmoil

        > Difficulties of the capital markets in absorbing utility debt and equity securities

        > Increased competition.

    o Regulation and Deregulation: The value of utility company securities may decline because governmental regulation controlling the utilities industry can change. This regulation may prevent or delay the utility company from passing along cost increases to its customers. Furthermore, regulatory authorities may not grant future rate increases. Any increases granted may not be adequate to permit the payment of dividends on common stocks. Deregulation in some markets has resulted in increased costs and competition for utilities companies and greater volatility in those companies' securities prices.

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

    o Convertible Securities Risk: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

    o Maturity Risk: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

    o Junk Bond Risk:

        > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of pincipal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        > Higher Liqudity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o Mortgage-Backed and Asset-Backed Securities Risk:

        > Maturity Risk:

            + Mortgage-Backed Securities: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                >> When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall.

                >> When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            + Collateralized Mortgage Obligations: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

            + Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

        > Credit Risk: As with any fixed income security, mortgage-backed and asset- backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset- backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Non-Diversified Status Risk: Because the series may invest a higher percentage of its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

    o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares, assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.


                        1995                    32.36%
                        1996                    20.37%
                        1997                    32.71%
                        1998                    17.54%
                        1999                    31.30%
                        2000                     7.00%
                        2001                   (24.34)%
                        2002                   (23.87)%
                        2003                    36.26%
                        2004^                   30.37%

    ^ The series' 2004 total return included proceeds received by the series as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with series' sales. Excluding the effect of these payments, the series' 2004 annual return would have been lower (see the series' Financial Highlights for more information).

    During the period shown in the bar chart the highest quarterly return was 21.57% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (16.58)% (for the calendar quarter ended September 30, 2001).


    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.


    The series commenced investment operations on November 16, 1993, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.

    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004^
    ...........................................................................

                                               1 Year      5 Years      10 Years

    Initial Class                               30.37%       1.83%       13.58%

    Service Class                               30.01%       1.65%       13.48%

    Standard & Poor's 500 Utilities Index+#     24.28%       3.73%        8.16%

    Lipper Utility Fund Average##               23.40%       0.47%        9.90%

    ------
     ^ A portion of the series' returns includes proceeds received from a non-recurring event (see "Financial Highlights").
     + Source: Standard & Poor's Micropal, Inc.
     # The Standard & Poor's 500 Utilities Index measures the performance of the utilities sector.

    ## The Lipper Utility Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

    28:  VALUE SERIES
    ...........................................................................


o   INVESTMENT OBJECTIVE

    The series seeks capital appreciation and reasonable income. The series' objectives may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its net assets in income producing equity securities of companies which the series' investment adviser believes are undervalued in the market relative to their long term potential. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While the series may invest in companies of any size, the series generally focuses on undervalued companies with large market capitalizations. The equity securities of these companies may be undervalued because:

    o They are temporarily out of favor in the market due to:

        > a decline in the market

        > poor economic conditions

        > developments that have affected or may affect the issuer of the securities or the issuer's industry

    o The market has overlooked them.

    Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The series seeks to achieve a gross yield that exceeds that of the Standard & Poor's 500 Stock Index. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

    The series may invest in foreign securities through which it may have exposure to foreign currencies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objectives, that are not described here.

      The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Undervalued Securities Risk: The fund may invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.

    o Large Cap Companies Risk: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the series' value may not rise as much as the value of funds that emphasize smaller cap companies.

    o Interest Rate Risk: Income producing equity securities may react like fixed income securities to changes in interest rates. Thus, when interest rates rise, the prices of income producing equity securities may fall. Conversely, a decrease in interest rates may cause these securities to increase in value.

    o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        > Foreign markets may be less liquid and more volatile than U.S.
          markets.

        > Foreign securities often trade in currencies other than the U.S.
          dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in buying and selling these stocks at prevailing market prices.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series' performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based upon calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns.

    BAR CHART

    The bar chart shows changes in the annual total returns of the series' initial class shares assuming the reinvestment of distributions. The return of the series' service class shares will be lower than the initial class returns shown in the bar chart because service class shares have higher ongoing operational expenses.


                        1999                     7.05%
                        2000                    30.25%
                        2001                    (7.46)%
                        2002                   (13.58)%
                        2003                    25.31%
                        2004^                   15.52%

    ^ The series' 2004 total return included proceeds received by the series as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with series' sales. Excluding the effect of these payments, the series' 2004 annual return would have been lower (see the series' Financial Highlights for more information).

    During the period shown in the bar chart, the highest quarterly return was 14.80% (for the calendar quarter ended June 30, 2003) and the lowest quarterly return was (15.53)% (for the calendar quarter ended September 30, 2002).


    PERFORMANCE TABLE

    This table shows how the average annual total returns of the series' shares compare to a broad measure of market performance and one or more other market indicators and assumes the reinvestment of distributions.

    The series commenced investment operations on May 6, 1998, with the offering of initial class shares and subsequently offered service class shares on August 24, 2001. Performance for service class shares includes the performance of the series' initial class shares for periods prior to their offering ("blended performance"). Blended performance has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees); and, therefore, the use of blended performance generally results in higher performance.


    AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2004^
    ...........................................................................

                                              1 Year       5 Years       Life*

    Initial Class                              15.52%         8.56%       8.25%

    Service Class                              15.18%         8.38%       8.11%

    Russell 1000 Value Index+#                 16.49%         5.27%       5.49%

    Lipper Equity Income Fund Average##        12.81%         4.17%       4.31%

    ------
      ^ A portion of the series' returns includes proceeds received from a non-recurring event (see "Financial Highlights").
      * For the period from the series' commencement of investment operations on May 6, 1998, through December 31, 2004. Index and Lipper average returns are from May 1, 1998.

      + Source: Standard & Poor's Micropal, Inc.
      # The Russell 1000 Value Index measures the performance of large-cap
        U.S. value stocks.
     ## The Lipper Equity Income Fund Average, as calculated by Lipper Inc., is the average investment performance of funds in that category which have similar investment objectives to the series, and does not reflect the deduction of sales charges.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

------------------
II EXPENSE SUMMARY
------------------

o   EXPENSE TABLE


    This table describes the ongoing expenses of the series you incur through your Variable Contract. These expenses do not take into account the fees and expenses imposed by your Variable Contract through which an investment in a series is made. If the expenses imposed by your Variable Contract were reflected, expenses shown would be higher.


                                                        INITIAL CLASS

    ANNUAL OPERATING EXPENSES (expenses that are deducted from a series' assets):


                                                                                              CAPITAL       CAPITAL        CORE
                                                                                  BOND      APPRECIATION  OPPORTUNITIES    EQUITY
                                                                                 SERIES        SERIES        SERIES        SERIES
                                                                                  ---          ------        ------        ------
    Management Fee ...........................................................    0.60%         0.75%         0.75%         0.75%
    Other Expenses(1) ........................................................    0.09%         0.07%         0.09%         0.13%
                                                                                  -----         -----         -----         -----
    Total Annual Series Operating Expenses(1) ................................    0.69%         0.82%         0.84%         0.88%

                                                                                             EMERGING
                                                                                EMERGING      MARKETS        GLOBAL        GLOBAL
                                                                                 GROWTH        EQUITY     GOVERNMENTS      GROWTH
                                                                                 SERIES        SERIES        SERIES        SERIES
                                                                                  ---           ---           ---          -----
    Management Fee ...........................................................    0.73%         1.05%         0.75%         0.90%
    Other Expenses(1) ........................................................    0.07%         0.30%         0.23%         0.18%
                                                                                  -----         -----         -----         -----
    Total Annual Series Operating Expenses(1) ................................    0.80%         1.35%         0.98%         1.08%

                                                                                 GLOBAL
                                                                                 TOTAL       GOVERNMENT       HIGH
                                                                                 RETURN      SECURITIES      YIELD
                                                                                 SERIES        SERIES        SERIES
                                                                                 -----         -----         -----
    Management Fee ...........................................................    0.75%         0.55%         0.75%
    Other Expenses(1) ........................................................    0.14%         0.07%         0.08%
                                                                                  -----         -----         -----
    Total Annual Series Operating Expenses(1) ................................    0.89%         0.62%         0.83%

                                                                                                         MASSACHUSETTS
                                                                                                           INVESTORS
                                                                             INTERNATIONAL  INTERNATIONAL   GROWTH
                                                                                 GROWTH        VALUE         STOCK
                                                                                 SERIES        SERIES        SERIES
                                                                                 ------        ------        ------
    Management Fee ...........................................................    0.90%         0.90%         0.75%
    Other Expenses(1) ........................................................    0.21%         0.25%         0.08%
                                                                                 ------        ------         -----
    Total Annual Series Operating Expenses(1) ................................    1.11%         1.15%         0.83%

                                                                             MASSACHUSETT
                                                                               INVESTORS      MID CAP       MID CAP        MONEY
                                                                                 TRUST         GROWTH        VALUE         MARKET
                                                                                 SERIES        SERIES        SERIES        SERIES
                                                                                 ------        -----         -----         -----
    Management Fee ...........................................................    0.55%         0.75%         0.75%         0.50%
    Other Expenses(1) ........................................................    0.06%         0.10%         0.35%         0.08%
                                                                                  -----         -----         -----         -----
    Total Annual Series Operating Expenses(1) ................................    0.61%         0.85%         1.10%         0.58%
    Fee Reductions(2) ........................................................      N/A           N/A       (0.10)%           N/A
                                                                                  -----         -----         -----         -----
    Net Expenses(1) ..........................................................    0.61%         0.85%         1.00%         0.58%

                                                                                  NEW                       RESEARCH
                                                                               DISCOVERY      RESEARCH    INTERNATIONAL
                                                                                 SERIES        SERIES        SERIES
                                                                                 -----          ----         ------
    Management Fee ...........................................................    0.90%         0.72%         0.90%
    Other Expenses(1) ........................................................    0.09%         0.08%         0.20%
                                                                                  -----         -----         -----
    Total Annual Series Operating Expenses(1) ................................    0.99%         0.80%         1.10%

                                                                               STRATEGIC     STRATEGIC     STRATEGIC
                                                                                 GROWTH        INCOME        VALUE       TECHNOLOGY
                                                                                 SERIES        SERIES        SERIES        SERIES
                                                                                 -----         -----         -----         -----
    Management Fee ...........................................................    0.75%         0.75%         0.75%         0.75%
    Other Expenses(1) ........................................................    0.13%         0.16%         0.55%         0.36%
                                                                                  -----         -----         -----         -----
    Total Annual Series Operating Expenses(1) ................................    0.88%         0.91%         1.30%         1.11%
    Fee Reductions(2) ........................................................      N/A           N/A       (0.30)%       (0.11)%
                                                                                  -----         -----         -----         -----
    Net Expenses(1) ..........................................................    0.88%         0.91%         1.00%         1.00%

                                                                                 TOTAL
                                                                                 RETURN      UTILITIES       VALUE
                                                                                 SERIES        SERIES        SERIES
                                                                                  ----          ----          ----
    Management Fee ...........................................................    0.65%         0.75%         0.75%
    Other Expenses(1) ........................................................    0.05%         0.09%         0.08%
                                                                                  -----         -----         -----
    Total Annual Series Operating Expenses(1) ................................    0.70%         0.84%         0.83%

                                    SERVICE CLASS

        ANNUAL OPERATING EXPENSES (expenses that are deducted from a series' assets):

                                                                                              CAPITAL       CAPITAL        CORE
                                                                                  BOND      APPRECIATION  OPPORTUNITIES    EQUITY
                                                                                 SERIES        SERIES        SERIES        SERIES
                                                                                  ---          ------        ------        ------
    Management Fee ...........................................................    0.60%         0.75%         0.75%         0.75%
    Distribution (12b-1) Fees(3) .............................................    0.25%         0.25%         0.25%         0.25%
    Other Expenses(1) ........................................................    0.09%         0.07%         0.09%         0.13%
                                                                                  -----         -----         -----         -----
    Total Annual Series Operating Expenses(1) ................................    0.94%         1.07%         1.09%         1.13%

                                                                                              EMERGING
                                                                                EMERGING      MARKETS        GLOBAL        GLOBAL
                                                                                 GROWTH        EQUITY     GOVERNMENTS      GROWTH
                                                                                 SERIES        SERIES        SERIES        SERIES
                                                                                  ---           ---          -----         ------
    Management Fee ...........................................................    0.73%         1.05%         0.75%         0.90%
    Distribution (12b-1) Fees(3) .............................................    0.25%         0.25%         0.25%         0.25%
    Other Expenses(1) ........................................................    0.07%         0.30%         0.23%         0.18%
                                                                                  -----         -----         -----         -----
    Total Annual Series Operating Expenses(1) ................................    1.05%         1.60%         1.23%         1.33%

                                                                                 GLOBAL
                                                                                 TOTAL       GOVERNMENT       HIGH
                                                                                 RETURN      SECURITIES      YIELD
                                                                                 SERIES        SERIES        SERIES
                                                                                 -----         -----         -----
    Management Fee ...........................................................    0.75%         0.55%         0.75%
    Distribution (12b-1) Fees(3) .............................................    0.25%         0.25%         0.25%
    Other Expenses(1) ........................................................    0.14%         0.07%         0.08%
                                                                                  -----         -----         -----
    Total Annual Series Operating Expenses(1) ................................    1.14%         0.87%         1.08%

                                                                                                         MASSACHUSETTS
                                                                                                           INVESTORS
                                                                             INTERNATIONAL  INTERNATIONAL   GROWTH
                                                                                 GROWTH        VALUE         STOCK
                                                                                 SERIES        SERIES        SERIES
                                                                                 ------        ------        ------
    Management Fee ...........................................................    0.90%         0.90%         0.75%
    Distribution (12b-1) Fees(3) .............................................    0.25%         0.25%         0.25%
    Other Expenses(1) ........................................................    0.21%         0.25%         0.08%
                                                                                 ------        ------         -----
    Total Annual Series Operating Expenses(1) ................................    1.36%         1.40%         1.08%

                                                                             MASSACHUSETTS
                                                                               INVESTORS      MID CAP       MID CAP        MONEY
                                                                                 TRUST         GROWTH        VALUE         MARKET
                                                                                 SERIES        SERIES        SERIES        SERIES
                                                                                 ------        -----         -----         -----
    Management Fee ...........................................................    0.55%         0.75%         0.75%         0.50%
    Distribution (12b-1) Fees(3) .............................................    0.25%         0.25%         0.25%         0.25%
    Other Expenses(1) ........................................................    0.06%         0.10%         0.35%         0.08%
                                                                                  -----         -----         -----         -----
    Total Annual Series Operating Expenses(1) ................................    0.86%         1.10%         1.35%         0.83%
    Fee Reductions(2) ........................................................      N/A           N/A       (0.10)%           N/A
                                                                                  -----         -----         -----         -----
    Net Expenses(1) ..........................................................    0.86%         1.10%         1.25%         0.83%

                                                                                  NEW                       RESEARCH
                                                                               DISCOVERY      RESEARCH    INTERNATIONAL
                                                                                 SERIES        SERIES        SERIES
                                                                                 -----          ----         ------
    Management Fee ...........................................................    0.90%         0.72%         0.90%
    Distribution (12b-1) Fees(3) .............................................    0.25%         0.25%         0.25%
    Other Expenses(1) ........................................................    0.09%         0.08%         0.20%
                                                                                  -----         -----         -----
    Total Annual Series Operating Expenses(1) ................................    1.24%         1.05%         1.35%

                                                                               STRATEGIC     STRATEGIC     STRATEGIC
                                                                                 GROWTH        INCOME        VALUE       TECHNOLOGY
                                                                                 SERIES        SERIES        SERIES        SERIES
                                                                                 -----         -----         -----         -----
    Management Fee ...........................................................    0.75%         0.75%         0.75%         0.75%
    Distribution (12b-1) Fees(3) .............................................    0.25%         0.25%         0.25%         0.25%
    Other Expenses(1) ........................................................    0.13%         0.16%         0.55%         0.36%
                                                                                  -----         -----         -----         -----
    Total Annual Series Operating Expenses(1) ................................    1.13%         1.16%         1.55%         1.36%
    Fee Reductions(2) ........................................................      N/A           N/A       (0.30)%       (0.11)%
                                                                                  -----         -----         -----         -----
    Net Expenses(1) ..........................................................    1.13%         1.16%         1.25%         1.25%

                                                                                 TOTAL
                                                                                 RETURN      UTILITIES       VALUE
                                                                                 SERIES        SERIES        SERIES
                                                                                  ----          ----          ----
    Management Fee ...........................................................    0.65%         0.75%         0.75%
    Distribution (12b-1) Fees(3) .............................................    0.25%         0.25%         0.25%
    Other Expenses(1) ........................................................    0.05%         0.09%         0.08%
                                                                                  -----         -----         -----
    Total Annual Series Operating Expenses(1) ................................    0.95%         1.09%         1.08%

    ------

    (1) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent and may have entered into or may enter into brokerage arrangements that reduce or recapture series' expenses. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Total Annual Series Operating Expenses" would be lower.
    (2) MFS has contractually agreed to bear the expenses of each of the Mid Cap Value Series, the Strategic Value Series and the Technology Series such that "Other Expenses," determined without giving effect to the expense reduction arrangements described above, for each class do not exceed 0.25% annually of the average daily net assets of that share class. These expense limitation arrangements exclude management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs, and expenses associated with a series' investing activities. These contractual fee arrangements will continue until at least May 1, 2006, unless earlier terminated or modified with the consent of the Board of Trustees which oversees the series.
    (3) Each series has a distribution plan for service class shares under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares and the services provided by financial intermediaries (these fees are referred to as distribution fees).


o   EXAMPLE OF EXPENSES

    These examples are intended to help you compare the cost of investing in a series with the cost of investing in other mutual funds. These examples do not take into account the fees and expenses imposed under the Variable Contracts through which an investment in a series is made. If the expenses imposed by your Variable Contract were reflected, expenses shown would be higher.

    The examples assume that:

    o You invest $10,000 in the series for the time periods indicated and you redeem your shares at the end of the time periods;

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

    o The series' operating expenses remain the same, except that, with respect to the Mid Cap Value Series, the Strategic Value Series and the Technology Series, the series' total operating expenses are assumed to be the series' "Net Expenses" for the first year, and the series' "Total Annual Series Operating Expenses" for subsequent years (see the table above).

    Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                                                                 PERIOD
                                                                           ---------------------------------------------------
    SERIES                                                                      1 YEAR       3 YEARS      5 YEARS     10 YEARS
    -------------------------------------------------------------------------------------------------------------------------

    Bond Series
        Initial Class                                                             $ 70         $221        $  384       $  859
        Service Class                                                               96          300           520        1,155

    Capital Appreciation Series
        Initial Class                                                               84          262           455        1,014
        Service Class                                                              109          340           590        1,306

    Capital Opportunities Series
        Initial Class                                                               86          268           466        1,037
        Service Class                                                              111          347           601        1,329

    Core Equity Series
        Initial Class                                                               90          281           488        1,084
        Service Class                                                              115          359           622        1,375

    Emerging Growth Series
        Initial Class                                                               82          255           444          990
        Service Class                                                              107          334           579        1,283

    Emerging Markets Equity Series
        Initial Class                                                              137          428           739        1,624
        Service Class                                                              163          505           871        1,900

    Global Governments Series
        Initial Class                                                              100          312           542        1,201
        Service Class                                                              125          390           676        1,489

    Global Growth Series
        Initial Class                                                              110          343           595        1,317
        Service Class                                                              135          421           729        1,601

    Global Total Return Series
        Initial Class                                                               91          284           493        1,096
        Service Class                                                              116          362           628        1,386

    Government Securities Series
        Initial Class                                                               63          199           346          774
        Service Class                                                               89          278           482        1,073

    High Yield Series
        Initial Class                                                               85          265           460        1,025
        Service Class                                                              110          343           595        1,317

    International Growth Series
        Initial Class                                                             $113         $353        $  612       $1,352
        Service Class                                                              138          431           745        1,635

    International Value Series
        Initial Class                                                              117          365           633        1,398
        Service Class                                                              143          443           766        1,680

    Massachusetts Investors Growth Stock Series
        Initial Class                                                               85          265           460        1,025
        Service Class                                                              110          343           595        1,317

    Massachusetts Investors Trust Series
        Initial Class                                                               62          195           340          762
        Service Class                                                               88          274           477        1,061

    Mid Cap Growth Series
        Initial Class                                                               87          271           471        1,049
        Service Class                                                              112          350           606        1,340

    Mid Cap Value Series
        Initial Class                                                              102          340           597        1,331
        Service Class                                                              127          418           730        1,615

    Money Market Series
        Initial Class                                                               59          186           324          726
        Service Class                                                               85          265           460        1,025

    New Discovery Series
        Initial Class                                                              101          315           547        1,213
        Service Class                                                              126          393           681        1,500

    Research Series
        Initial Class                                                               82          255           444          990
        Service Class                                                              107          334           579        1,283

    Research International Series
        Initial Class                                                              112          350           606        1,340
        Service Class                                                              137          428           739        1,624

    Strategic Growth Series
        Initial Class                                                               90          281           488        1,084
        Service Class                                                              115          359           622        1,375

    Strategic Income Series
        Initial Class                                                               93          290           504        1,120
        Service Class                                                              118          368           638        1,409

    Strategic Value Series
        Initial Class                                                              102          406           732        1,655
        Service Class                                                              127          483           864        1,931

    Technology Series
        Initial Class                                                             $102         $342         $601        $1,342
        Service Class                                                              127          420           734        1,626

    Total Return Series
        Initial Class                                                               72          224           390          871
        Service Class                                                               97          303           526        1,166

    Utilities Series
        Initial Class                                                               86          268           466        1,037
        Service Class                                                              111          347           601        1,329

    Value Series
        Initial Class                                                               85          265           460        1,025
        Service Class                                                              110          343           595        1,317

-------------------------------------------
III CERTAIN INVESTMENT STRATEGIES AND RISKS
-------------------------------------------

o   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

    Each series may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the series and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which a series may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the Series Fund's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting Sun Life Assurance Company of Canada (U.S.), Retirement Products and Services Division (see back cover for address and phone number).

      MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented series. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager(s) and MFS' large group of equity research analysts.

      In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented series as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

o   TEMPORARY DEFENSIVE POLICIES

    In addition, each series may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a series invests defensively, it may not be able to pursue its investment objective.

o   ACTIVE OR FREQUENT TRADING

    Each series, except for the Money Market Series, may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the series' performance.

---------------------------
IV MANAGEMENT OF THE SERIES
---------------------------

o   INVESTMENT ADVISER


    Massachusetts Financial Services Company (referred to as MFS or the adviser) is the series' investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $146.4 billion as of December 31, 2004. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.


      MFS provides investment management and related administrative services and facilities to the series, including portfolio management and trade execution. For these services, each series pays MFS an annual management fee based on the series' average daily net assets.


      For the fiscal year ended December 31, 2004, each series paid MFS an effective management fee rate as set forth under "Expense Summary -- Expense Table" above, except for the following series, which paid MFS an effective management fee for this period as follows:

                                                                EFFECTIVE
                                                                MANAGEMENT
                                                                FEE -- FYE
              SERIES                                               2004
              ------                                            ----------
          Capital Opportunities Series ............................0.73%
          Emerging Growth Series ..................................0.73%
          Total Return Series .....................................0.65%


      The management fee set forth in the series' Investment Advisory Agreement, as a percentage of such series' average daily net assets, equals its effective fee as set forth under "Expense Summary -- Expense Table" above, except for the following series:

                                                                                              CONTRACTUAL
                                                                                              MANAGEMENT
          SERIES                                                                                 FEE
           ----                                                                               ----------

Capital Appreciation Series ......................................0.75% of first $1 billion, 0.675% of next $500 million, and
                                                                  0.65% in excess of $1.5 billion
Emerging Growth Series ...........................................0.75% of first $300 million and 0.675% in excess of $300 million
Emerging Markets Equity Series ...................................1.05% up to $500 million; and 1.00% in excess of $500 million

Capital Opportunities Series
Global Governments Series
Global Total Return Series
Research Series and
Utilities Series .................................................0.75% of first $300 million, and 0.675% in excess of $300 million


Global Growth Series .............................................0.90% up to $1 billion; 0.75% in excess of $1 billion up to $2 billion; and 0.65% in excess of $2 billion
International Growth Series ......................................0.90% up to $1 billion; 0.80% in excess of $1 billion up to $2 billion; and 0.70% in excess of $2 billion
International Value Series .......................................0.90% up to $1 billion; 0.80% in excess of $1 billion up to $2 billion; and 0.70% in excess of $2 billion
Research International Series ....................................0.90% up to $1 billion; 0.80% in excess of $1 billion up to $2 billion; and 0.70% in excess of $2 billion
Total Return Series ..............................................0.75% of first $300 million, 0.675% in excess of $300 million but less than $1 billion, and 0.600% in excess of $1 billion

    MFS has contractually agreed to reduce its management fee for the High Yield Series and the Massachusetts Investors Growth Series such that each series' management fee would be 0.70% for such series assets in excess of $1 billion. MFS has agreed to a voluntary reduction in its management fees for the Money Market Series from an annual rate of 0.50% to 0.45% on net assets in excess of $500 million. These contractual fee arrangements will continue until at least May 1, 2006, and may be rescinded only upon approval of the series' Board of Trustees.

    DISCLOSURE OF PORTFOLIO HOLDINGS. The series have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the Statement of Additional Information. In addition, by clicking on "Mutual Funds" on the MFS website (mfs.com), the following information is generally available to you:

    INFORMATION                          APPROXIMATE DATE OF POSTING TO WEBSITE
    -----------                          --------------------------------------
    Series' full securities holdings
    as of each month's end               29 days after month end

      Note that the series or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the website until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

o   PORTFOLIO MANAGEMENT

    Information regarding the portfolio managers of each series is set forth below. Further information regarding these portfolio managers, including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the series' Statement of Additional Information.

                               PORTFOLIO
SERIES                          MANAGER              PRIMARY ROLE               SINCE     TITLE AND FIVE YEAR HISTORY
------                         ---------             ------------               -----     ---------------------------
Bond Series                    William Adams         Portfolio Manager          2000      Vice President of MFS; employed in the
                                                                                          investment management area of MFS since
                                                                                          1997.

Capital Appreciation Series    Greg Locraft          Portfolio Manager          2003      Vice President of MFS; employed in the
                                                                                          investment management area of MFS since
                                                                                          1998.

Capital Opportunities Series   Alan Langsner         Value Equities             2004      Vice President of MFS; employed in the
                                                     Portfolio Manager                    investment management area of MFS since
                                                                                          1999.

                               Irfan Ali             Growth Equities            2002      Senior President of MFS; employed in the
                                                     Portfolio Manager                    investment management area of MFS since
                                                                                          1993.

                               Ken Enright           Value Equities             2002      Senior Vice President of MFS; employed in
                                                     Portfolio Manager                    the investment management area of MFS
                                                                                          since 1986.

Core Equity Series             Kate Mead             Provides General            May      Vice President of MFS; employed in the
                                                     Oversight Over a Team      2005      investment management area of MFS since
                                                     of Analysts                          1997.

Emerging Growth Series         David Sette-Ducati    Portfolio Manager          2001      Senior Vice President of MFS; employed in
                                                                                          the investment management area of MFS
                                                                                          since 1995.

                               Eric Fischman         Lead Portfolio Manager     2002      Vice President of MFS; employed in the
                                                                                          investment management area of MFS since
                                                                                          2000.

Emerging Markets Equity        Nicholas Smithie      Portfolio Manager          2002      Vice President of MFS; employed in the
  Series                                                                                  investment management area of MFS since
                                                                                          1998.

Global Governments Series      Erik Weisman          Portfolio Manager          2005      Fixed Income Analyst for MFS; employed in
                                                                                          the investment management area of MFS
                                                                                          since 2002; Assistant to the U.S.
                                                                                          Executive Director for the International
                                                                                          Monetary Fund from 2000 to 2002.

                               Matthew Ryan          Portfolio Manager          2002      Senior Vice President of MFS; employed
                                                                                          in the investment management area of MFS
                                                                                          since 1997.

Global Growth Series           Barry Dargan          Equities Portfolio         2003      Senior Vice President of MFS; employed in
                                                     Manager                              the investment management area of MFS
                                                                                          since 1996.

                               Nicholas Smithie      Emerging Market            2002      Vice President of MFS; employed in the
                                                     Equities Portfolio                   investment management area of MFS since
                                                     Manager                              1998.

Global Total Return Series     Barnaby Wiener        Equities Portfolio         2003      Senior Vice President of MFS; employed in
                                                     Manager                              the investment management area of MFS
                                                                                          since 1998.

                               Erik Weisman          Debt Securities             May      Fixed Income Analyst for MFS; employed in
                                                     Portfolio Manager          2005      the investment management area of MFS
                                                                                          since 2002; Assistant to the U.S.
                                                                                          Executive Director for the International
                                                                                          Monetary Fund from 2000 to 2002.

                               Matthew Ryan          Debt Securities            2002      Senior Vice President of MFS; employed in
                                                     Portfolio Manager                    the investment management area of MFS
                                                                                          since 1997.

                               Steve Gorham          Equities Portfolio         2000      Senior Vice President of MFS; employed in
                                                     Manager                              the investment management area of MFS
                                                                                          since 1992.

Government Securities          Peter Vaream          Portfolio Manager          2002      Senior Vice President of MFS; employed in
  Series                                             Supported By Fixed                   the investment management area of MFS
                                                     Income Strategy Group                since 1992.

High Yield Series              John Addeo            Portfolio Manager          2004      Vice President of MFS; employed in the
                                                                                          investment management area of MFS since
                                                                                          1998.

                               Scott Richards        Portfolio Manager          2004      Vice President of MFS; employed in the
                                                                                          investment management area of MFS since
                                                                                          2004; Head of the High Yield Group at
                                                                                          Columbia Management Group from 1999 to
                                                                                          2003.

International Growth Series    Barry Dargan          Portfolio Manager          2001      Vice President of MFS; employed in the
                                                                                          investment management area of MFS since
                                                                                          1996.

International Value Series     Barnaby Wiener        Portfolio Manager          2003      Senior Vice President of MFS; employed in
                                                                                          the investment management area of MFS
                                                                                          since 1998.

Mass Investors Growth          Greg Locraft          Portfolio Manager          2003      Vice President of MFS; employed in the
  Stock Series                                                                            investment management area of MFS since
                                                                                          1998.

                               Irfan Ali             Portfolio Manager          2003      Senior Vice President of MFS; employed in
                                                                                          the investment management area of MFS
                                                                                          since 1993.

                               Stephen Pesek         Portfolio Manager          1999      Senior Vice President of MFS; employed in
                                                                                          the investment management area of MFS
                                                                                          since 1994.

Massachusetts Investors        John Laupheimer*      Portfolio Manager          1993      Senior Vice President of MFS; employed in
  Trust Series                                                                            the investment management area of MFS
                                                                                          since 1981.

                               Kevin Beatty          Portfolio Manager          2004      Vice President of MFS; employed in the
                                                                                          investment management area of MFS since
                                                                                          2002; Equity Analyst and Sector Head at
                                                                                          State Street Research Management Co. from
                                                                                          1999 to 2002.

                               Nicole Zatlyn         Portfolio Manager          2005      Vice President of MFS; employed in the
                                                                                          investment management area of MFS since
                                                                                          2001; Investment Analyst and Sector Head
                                                                                          at Bowman Capital Management Co. from
                                                                                          1999 to 2001.

Mid Cap Growth Series          David Sette-Ducati    Lead Portfolio Manager     2001      Senior Vice President of MFS; employed in
                                                                                          the investment management area of MFS
                                                                                          since 1995.

                               Eric Fischman         Portfolio Manager          2002      Vice President of MFS; employed in the
                                                                                          investment management area of MFS since
                                                                                          2000.

Mid Cap Value Series           Deno Mokas            Portfolio Manager        Inception   Senior Vice President of MFS; employed in
                                                                                          the investment management area of MFS
                                                                                          since 1990.

New Discovery Series           Tom Wetherald         Portfolio Manager          2004      Vice President of MFS; employed in the
                                                                                          investment management area of MFS since
                                                                                          2002; Portfolio Manager and Research
                                                                                          Analyst at Manning & Napier Advisors from
                                                                                          1996 to 2002.

Research International         Jose Luis Garcia      Provides General            May      Vice President of MFS; employed in the
  Series                                             Oversight Over a Team      2005      investment management area of MFS since
                                                     of Analysts                          2002; Chief Executive Officer For
                                                                                          Telefonica B2B in Mexico City from 2000
                                                                                          to 2002.

                               Thomas Melendez       Provides General            May      Vice President of MFS; employed in the
                                                     Oversight Over a Team      2005      investment management area of MFS since
                                                     of Analysts                          2002; Emerging Market Product Specialist
                                                                                          for Schroders Investment Management North
                                                                                          America from 1999 to 2002.

Research Series                Kate Mead             Provides General            May      Vice President of MFS; employed in the
                                                     Oversight Over a Team      2005      investment management area of MFS since
                                                     of Analysts                          1997.

Strategic Growth Series        Irfan Ali             Portfolio Manager        Inception   Senior Vice President of MFS; employed in
                                                                                          the investment management area of MFS
                                                                                          since 1993.

Strategic Income Series        Matthew Ryan          International               May      Senior Vice President of MFS; employed in
                                                     Government/Emerging        2005      the investment management area of MFS
                                                     Markets Debt                         since 1997.
                                                     Securities Portfolio
                                                     Manager

                               William Adams         Debt Securities            2004      Vice President of MFS; employed in the
                                                     Portfolio Manager                    investment management area of MFS since
                                                                                          1997.

Strategic Value Series         Alan Langsner         Portfolio Manager          2004      Vice President of MFS; employed in the
                                                                                          investment management area of MFS since
                                                                                          1999.

                               Ken Enright           Portfolio Manager        Inception   Senior Vice President of MFS; employed in
                                                                                          the investment management area of MFS
                                                                                          since 1986.

Technology Series              Telis Bertsekas       Portfolio Manager/          May      Investment Officer of MFS; employed in
                                                     Supported By a Team of     2005      the investment management area of MFS
                                                     Technology Analysts                  since 2004; Technology Analyst and
                                                                                          Portfolio Manager at American Express
                                                                                          from 2002 until 2004; Analyst and
                                                                                          Portfolio Manager at Fidelity
                                                                                          Investments from 1997 to 2002.

Total Return Series            Alan Langsner         MultiCap Value             2004      Vice President of MFS; employed in the
                                                     Equities Portfolio                   investment management area of MFS since
                                                     Manager                              1999.

                               Brooks Taylor         Lead/LargeCap Value        2004      Senior Vice President of MFS; employed in
                                                     Equities Portfolio                   the investment management area of MFS
                                                     Manager                              since 1996.

                               Ken Enright           MultiCap Value             1999      Senior Vice President of MFS; employed in
                                                     Equities Portfolio                   the investment management area of MFS
                                                     Manager                              since 1986.

                               Michael Roberge       Debt Securities            2002      Executive Vice President of MFS; employed
                                                     Portfolio Manager                    in the investment management area of MFS
                                                                                          since 1996.

                               Steve Gorham          LargeCap Value             2002      Senior Vice President of MFS; employed in
                                                     Equities Portfolio                   the investment management area of MFS
                                                     Manager                              since 1992.

                               William Adams         Debt Securities            2004      Vice President of MFS; employed in the
                                                     Portfolio Manager                    investment management area of MFS since
                                                                                          1997.

                               William Douglas       Mortgage Backed Debt       2004      Vice President of MFS; employed in the
                                                     Securities Portfolio                 investment management area of MFS since
                                                     Manager                              2004; Vice President and Senior Mortgage
                                                                                          Analyst at Wellington Management
                                                                                          Company, LLP, from 1994 to 2004.

Utilities Series               Maura Shaughnessy     Equities Portfolio         1993      Senior Vice President of MFS; employed in
                                                     Manager                              the investment management area of MFS
                                                                                          since 1991.

                               Robert Persons        Debt Securities             May      Vice President of MFS; employed in the
                                                     Portfolio Manager          2005      investment management area of MFS since
                                                                                          2000.

Value Series                   Steve Gorham          Portfolio Manager          2002      Senior Vice President of MFS; employed in
                                                                                          the investment management area of MFS
                                                                                          since 1992.
------------
* Mr. Laupheimer has announced his retirement from MFS effective on or about May 31, 2005.


o   ADMINISTRATOR

    MFS provides the series with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the series for a portion of the costs it incurs in providing these services.

o   SHAREHOLDER SERVICING AGENT

    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, has contracted to perform transfer agency and certain other services for the series, for which it is entitled to receive compensation from the series.

-----------------------
V DESCRIPTION OF SHARES
-----------------------


    The Series Fund offers initial class and service class shares of each of its series to separate accounts established by Sun Life Assurance Company of Canada (U.S.) and its affiliates and New England Life Insurance Company (collectively, "Sun Life") in order to serve as investment vehicles for Variable Contracts. All purchases, redemptions and exchanges of shares are made through these insurance company separate accounts, which are the record owners of the shares. Contract holders seeking to purchase, redeem or exchange interests in a series' shares should consult with the insurance company who issued their contract. To determine which share class you are eligible to purchase, please see your Variable Contract prospectus.


-----------------------------------------
VI DISTRIBUTION FEES AND SUPPORT PAYMENTS
-----------------------------------------

    Each series has a plan with respect to service class shares under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of service class shares. These annual distribution fees are paid to MFS and equal 0.25% annually, and are paid out of the assets of each series' service class shares. Over time, these fees will increase the cost of your shares and may cost investors more than paying other types of sales charges.


      Sun Life, or the selling broker or other financial intermediary through which your investment in the series is made may receive all or a portion of the Rule 12b-1 fees described above. In addition, the selling broker or other financial intermediary may receive various forms of compensation from Sun Life, including sales commissions based upon the premium paid on the Variable Contract (as described in the Variable Contract prospectus), as well as additional payments by Sun Life out of its own assets, additional cash payments or reimbursements to broker-dealers who sell the Variable Contracts in recognition of their marketing and distribution, transaction processing and/or administrative services support. The payments or reimbursements may be calculated as a percentage of the particular broker-dealer's actual or expected aggregate sales of the Contracts or assets held within those Contracts. You should consult the prospectus for the Variable Contract that you hold to learn more about these arrangements. These payments may provide additional incentives to selling brokers or intermediaries to actively promote the Variable Contracts or cooperate with related promotional efforts.


---------------------
VII OTHER INFORMATION
---------------------

o   PRICING OF SERIES SHARES

    The price of each class of each series' shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). Net asset value per share is computed by dividing the net assets allocated to each share class by the number of series shares outstanding for that class. On holidays or other days (such as Good Friday) when the New York Stock Exchange is closed, net asset value is not calculated, and the series' do not transact purchase, exchange or redemption orders.

      To determine net asset value, each series, except for Money Market Series, values it assets at current market prices where current market prices are readily available (certain short term debt instruments are valued at amortized cost), or at fair value as determined by the adviser under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the series' valuation time that may impact the value of securities traded in these foreign markets. In these cases, the series may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the series' valuation time. Fair valuation of foreign equity securities as of the series' valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. The Money Market Series values its assets at amortized cost.

      Certain series invest in securities which are primarily listed on foreign exchanges that trade on weekends and other days when the series does not price its shares. Therefore, the value of these series' shares may change on days when you will not be able to purchase or redeem such shares.

      Sun Life Assurance Company of Canada (U.S.) and its affiliates and New England Life Insurance Company are the designees of the Series Fund for receipt of purchase, exchange and redemption orders from contract holders. An order submitted to the Series Fund's designee by the valuation time will receive the net asset value next calculated, provided that the Series Fund receives notice of the order generally by 9:30 a.m. Eastern time on the next day on which the New York Stock Exchange is open for trading.

      It is expected that the Money Market Series will have a positive net income at the time of each determination of net income. If for any reason net income is a negative amount, the Money Market Series may first offset the negative amount against the dividends declared during the month and may then, to the extent necessary, reduce the number of its outstanding shares by treating each shareholder as having contributed to the capital of the Money Market Series that number of full and fractional shares in the account of such shareholder which represents his or her proportion of the negative amount. Each shareholder of the Money Market Series will be deemed to have agreed to such contribution in these circumstances by his or her investment in the Money Market Series. This procedure will permit the net asset value per share of the Money Market Series to be maintained at a constant $1.00 per share. There can be no assurance that the Money Market Series will be able to maintain a stable net asset value of $1.00 per share, other than by such offset of dividends or reduction in the number of shares in a shareholder account.

o   DISTRIBUTIONS

    Each series (except the Money Market Series) intends to pay substantially all of its net income (including any realized net capital gains) to shareholders as dividends at least annually.

      The Money Market Series intends to declare daily as dividends substantially all of its net income (excluding any realized net capital gains) and to pay these dividends to shareholders at least monthly. Any realized net capital gains are distributed at least annually.

o   TAX CONSIDERATIONS

    Each series of the Series Fund is treated as a separate corporation for federal income tax purposes. As long as a series qualifies for treatment as a regulated investment company (which each has done in the past and intends to do in the future), it pays no federal income tax on the earnings it distributes to shareholders. In addition, each series also intends to continue to diversify its assets to satisfy the federal tax diversification rules applicable to separate accounts that fund variable insurance and annuity contracts.

      Shares of each series are offered to insurance company separate accounts. You should consult with the insurance company which issued your contract and with your own tax adviser to understand the tax treatment of your investment.


o   RIGHT TO REJECT OR RESTRICT SHARE TRANSACTION ORDERS

    RIGHT TO REJECT OR RESTRICT SHARE TRANSACTION ORDERS. Purchases and exchanges should be made primarily for investment purposes. The Board of Trustees of the MFS funds have adopted the policies described below, which are designed to discourage frequent fund share transactions. MFS seeks to monitor and enforce these policies, subject to the oversight by the Board of Trustees, pursuant to procedures adopted by MFS.

o   EXCESSIVE TRADING PRACTICES

    PURCHASE AND EXCHANGE LIMITATION POLICIES. As a matter of policy adopted by the Trustees, the series reserve the right to restrict, reject or cancel (with respect to a cancellation, within one day of the order), without any prior notice, any purchase or exchange order, including transactions representing excessive trading (e.g., trading, which in the reasonable judgment of the series' or its agents, may distrupt portfolio investment strategies or otherwise adversely affect the series). This policy applies to transactions accepted by an insurance company or retirement plan sponsor through which the transaction is placed. In the event that the series reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

    LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the series or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the series and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the series receive purchase, exchange and redemption orders from insurance companies and retirement plans which maintain omnibus accounts with the series. Omnibus account arrangements are common forms of holding shares of a series, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements often permit the intermediaries to aggregate their clients' transactions and ownership positions. In these circumstances, the identity of the particular shareholder(s) is not known to a series or its agents. Therefore, the ability of the series or its agents to detect excessive trading practices with respect to shares held through omnibus arrangements is limited, and trading patterns representing a significant percentage of shareholders' account activity may not be monitored by the series. The insurance company through which you purchased your Variable Contract may impose transfer limitations and other limitations designed to curtail excessive trading. In addition, the terms of a particular insurance company contract may also limit the ability of the insurance company to address excessive trading. Please refer to your Variable Contract for details. Given the limitations of the series or its agents to detect and curtail excessive trading activity and their reliance on an insurance company to effectively address potential excessive trading activity, there is a risk that the series' policies may not be applied uniformly and may be ineffective to detect or prevent excessive trading practices. As a result, the series can give no assurance that excessive trading practices will not occur in the series, and shareholders may be subject to the risks associated with excessive trading practices as described below.

    EXCESSIVE TRADING RISKS. To the extent that the series or their agents are unable to curtail excessive trading practices in a series, these practices may interfere with the efficient management of the series' portfolio, and may result in the series engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the series' operating costs and decrease the series' investment performance, and maintenance of a higher level of cash balances would likewise result in lower series investment performance during periods of rising markets.

      For series that significantly invest in foreign securities traded on markets which may close prior to when the series determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of series shares held by other shareholders. Because events may occur after the close of these foreign markets and before the series' valuation time that influence the value of these foreign securities, investors may seek to trade shares in an effort to benefit from their understanding of the value of these foreign securities as of the series' valuation time (referred to as price arbitrage). The series have procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what they believe to be the fair value of the securities as of the series' valuation time. To the extent that a series does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of shares of that series held by other shareholders.


      For series that significantly invest in high yield (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade series shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the series' portfolio to a greater degree than series which invest in highly liquid securities, in part because the series may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/ or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of series shares held by other shareholders.

o   IN-KIND DISTRIBUTIONS

    The series have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the series makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The series do not expect to make in-kind distributions.

o   UNIQUE NATURE OF SERIES

    MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the series, and which may be managed by a series' portfolio manager(s). While a series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a series and these similar products, including differences in sales charges, expense ratios and cash flows.

o   POTENTIAL CONFLICTS

    Shares of the series may be offered to separate accounts established by Sun Life Assurance Company of Canada (U.S.) and its affiliates and New England Life Insurance Company to fund benefits under Variable Contracts. The series do not anticipate any disadvantage to contract owners arising out of its simultaneous funding of both variable annuity and variable life insurance contracts. A conflict could occur due to a change in laws affecting the operation of variable life and/or variable annuity separate accounts or for some other reason. The Board of Trustees of the series intends to monitor events in order to identify any material conflicts among the interests of variable annuity contract owners and the interests of variable life insurance contract owners and to determine what action, if any, should be taken in response. In addition, if Sun Life Assurance Company of Canada (U.S.), its affiliates or New England Life Insurance Company believe that a series' response to any such events or conflicts is insufficient to protect contract owners, they will take additional appropriate action. Such action might include withdrawal by one or more separate accounts of their investment in a series which could force the series to liquidate portfolio securities at disadvantageous prices.

-------------------------
VIII FINANCIAL HIGHLIGHTS
-------------------------


    The financial highlights table is intended to help you understand a series' financial performance for the past five years (or life of a series or a particular class, if shorter). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a series (assuming reinvestment of all distributions). The returns shown do not reflect fees and charges imposed under the Variable Contracts through which an investment is made. If these fees and charges were included, they would reduce these returns. This information has been audited by the Series Fund's independent registered public accounting firm, whose report, together with the Series Fund's financial statements, are included in the Series Fund's annual report to shareholders. A series' annual report is available upon request by contacting Sun Life Assurance Company of Canada (U.S.), Retirement Products and Services Division (see back cover for address and phone number). These financial statements are incorporated by reference into the SAI. The Series Fund's independent registered public accounting firm is Deloitte & Touche LLP.

FINANCIAL HIGHLIGHTS

                                                                                   BOND SERIES
                                                     ----------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------     ----------     ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $    12.39     $    11.85     $    11.34     $    10.91     $    10.36
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations#~ --
  Net investment income                              $     0.61     $     0.62     $     0.66     $     0.65     $     0.71
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          0.09           0.51           0.37           0.19           0.30
                                                     ----------     ----------     ----------     ----------     ----------
      Total from investment operations               $     0.70     $     1.13     $     1.03     $     0.84     $     1.01
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions declared to shareholders
  From net investment income                         $    (0.76)    $    (0.59)    $    (0.45)    $    (0.41)    $    (0.46)
  From net realized gain on investments and
    foreign currency transactions                         (0.18)            --          (0.03)            --             --
  In excess of net realized gain on investments
   and foreign currency transactions                         --             --          (0.04)            --             --
                                                     ----------     ----------     ----------     ----------     ----------
      Total distributions declared to shareholders   $    (0.94)    $    (0.59)    $    (0.52)    $    (0.41)    $    (0.46)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $    12.15     $    12.39     $    11.85     $    11.34     $    10.91
                                                     ==========     ==========     ==========     ==========     ==========
Total return###^^^                                         6.25%          9.72%          9.53%          7.85%         10.18%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.69%          0.69%          0.68%          0.71%          0.72%
  Net investment income~                                   5.04%          5.10%          5.87%          5.80%          6.85%
Portfolio turnover                                           50%            96%           130%           236%           252%
Net assets at end of period (000 Omitted)            $  164,227     $  199,735     $  211,757     $  170,392     $   75,961

                                                                            BOND SERIES
                                                     ------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------     PERIOD ENDED
                                                        2004           2003           2002     DECEMBER 31, 2001*
                                                     ----------     ----------     ----------  ------------------
SERVICE CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $    12.33     $    11.81     $    11.32     $    11.20^
                                                     ----------     ----------     ----------     ----------
Income from investment operations#~ --
  Net investment income                              $     0.58     $     0.57     $     0.63     $     0.22
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          0.08           0.53           0.38          (0.10)
                                                     ----------     ----------     ----------     ----------
      Total from investment operations               $     0.66     $     1.10     $     1.01     $     0.12
                                                     ----------     ----------     ----------     ----------
Less distributions declared to shareholders
  From net investment income                         $    (0.74)    $    (0.58)    $    (0.45)            --
  From net realized gain on investments and
    foreign currency transactions                         (0.18)            --          (0.03)            --
  In excess of net realized gain on investments
   and foreign currency transactions                         --             --          (0.04)            --
                                                     ----------     ----------     ----------     ----------
      Total distributions declared to shareholders   $    (0.92)    $    (0.58)    $    (0.52)            --
                                                     ==========     ==========     ==========     ==========
Net asset value -- end of period                     $    12.07     $    12.33     $    11.81     $    11.32
                                                     ==========     ==========     ==========     ==========
Total return###^^^                                         5.91%          9.43%          9.34%          1.07%++^
Ratios (to average net assets)/Supplemental data:
Expenses##                                                 0.94%          0.94%          0.93%          0.96%+
Net investment income~                                     4.80%          4.77%          5.62%          5.52%+
Portfolio turnover                                           50%            96%           130%           236%
Net assets at end of period (000 Omitted)            $   73,572     $   66,091     $   36,960     $   10,468

  +    Annualized.
 ++    Not annualized.
  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  #    Per share data are based on average shares outstanding.
 ##    Ratios do not reflect reductions from fees paid indirectly.
### The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  ~ As, required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for both classes, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.13%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  ^ The net asset value and total return previously reported as $11.19 and 1.16%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
^^^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

FINANCIAL HIGHLIGHTS

                                                                              CAPITAL APPRECIATION SERIES
                                                                  ------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------------
INITIAL CLASS SHARES                                                  2004               2003            2002
                                                                  -------------      -------------   -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $       17.35      $       13.48   $       19.97
                                                                  -------------      -------------   -------------
Income (loss) from investment operations# --
  Net investment income (loss)                                    $        0.11      $        0.01   $       (0.01)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                       1.80               3.86           (6.45)
                                                                  -------------      -------------   -------------
      Total from investment operations                            $        1.91      $        3.87   $       (6.46)
                                                                  -------------      -------------   -------------
Less distributions declared to shareholders --
  From net investment income                                      $       (0.01)     $          --   $       (0.03)
  In excess of net investment income                                         --                 --           (0.00)+++
  From net realized gain on investments and foreign currency
    transactions                                                             --                 --              --
  In excess of net realized gain on investments and foreign
    currency transactions                                                    --                 --              --
                                                                  -------------      -------------   -------------
      Total distributions declared to shareholders                $       (0.01)     $          --   $       (0.03)
                                                                  -------------      -------------   -------------
Net asset value -- end of period                                  $       19.25      $       17.35   $       13.48
                                                                  =============      =============   =============
Total return~~^                                                           11.02%^^^          28.71%^^       (32.39)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               0.82%              0.82%           0.81%
  Net investment income (loss)                                             0.62%              0.07%          (0.05)%
Portfolio turnover                                                           64%               100%             77%
Net assets at end of period (000 Omitted)                         $     672,246      $     722,980   $     657,634

                                                                    CAPITAL APPRECIATION SERIES
                                                                  ------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                  ------------------------------
INITIAL CLASS SHARES                                                  2001             2000
                                                                  -------------    -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $       41.55    $       54.12
                                                                  -------------    -------------
Income (loss) from investment operations# --
  Net investment income (loss)                                    $        0.03    $        0.12
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                      (8.84)           (5.73)
                                                                  -------------    -------------
      Total from investment operations                            $       (8.81)   $       (5.61)
                                                                  -------------    -------------
Less distributions declared to shareholders --
  From net investment income                                      $       (0.12)   $          --
  In excess of net investment income                                         --               --
  From net realized gain on investments and foreign currency
    transactions                                                         (12.19)           (6.96)
  In excess of net realized gain on investments and foreign
    currency transactions                                                 (0.46)              --
                                                                  -------------    -------------
      Total distributions declared to shareholders                $      (12.77)   $       (6.96)
                                                                  -------------    -------------
Net asset value -- end of period                                   $       19.97    $       41.55
                                                                  =============    =============
Total return~~^                                                          (25.33)%         (11.42)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               0.78%            0.75%
  Net investment income (loss)                                             0.12%            0.12%
Portfolio turnover                                                          119%             141%
Net assets at end of period (000 Omitted)                         $   1,239,047    $   1,813,066

                                                                                     CAPITAL APPRECIATION SERIES
                                                                  ------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                                                  ---------------------------                     PERIOD ENDED
                                                                     2004            2003            2002      DECEMBER 31, 2001**
SERVICE CLASS SHARES                                              -----------     -----------    -----------   -------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $     17.25     $     13.44    $     19.95      $     19.85***
                                                                  -----------     -----------    -----------      -----------
Income (loss) from investment operations# --
  Net investment income (loss)                                    $      0.07     $     (0.03)   $     (0.04)     $     (0.02)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                     1.79            3.84          (6.45)            0.12
                                                                  -----------     -----------    -----------      -----------
      Total from investment operations                            $      1.86     $      3.81    $     (6.49)     $      0.10
                                                                  -----------     -----------    -----------      -----------
Less distributions declared to shareholders --
  From net investment income                                      $        --     $        --    $     (0.02)     $        --
  In excess of net investment income                                       --              --          (0.00)+++           --
                                                                  -----------     -----------    -----------      -----------
      Total distributions declared to shareholders                $        --     $        --    $     (0.02)     $        --
                                                                  -----------     -----------    -----------      -----------
Net asset value -- end of period                                  $     19.11     $     17.25    $     13.44      $     19.95
                                                                  ===========     ===========    ===========      ===========
Total return~~^                                                         10.78%^^^       28.35%^^      (32.57)%           0.55%++***
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             1.07%           1.07%          1.06%            1.03%+
  Net investment income (loss)                                           0.40%          (0.18)%        (0.24)%          (0.35)%+
Portfolio turnover                                                         64%            100%            77%             119%
Net assets at end of period (000 Omitted)                         $    35,997     $    32,177    $    21,652      $    12,183

 ** For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
*** The net asset value and total return previously reported as $20.45 and (2.40)%, respectively, has been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported was from the inception date the date, the share class was first available to public shareholders.
  +  Annualized.
 ++  Not annualized.
+++  Per share amount was less than $0.01.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
 ~~ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
 ^^ The series' net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.28 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, total return for the year ended December 31, 2003 would have been 2.08% and 2.09% lower for the Initial Class and the Service Class shares, respectively.

^^^ The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes in the series' annual report to shareholders. The non-recurring accrual resulted in an increase in the net asset value of $0.02 per share based on the day the proceeds were recorded. Excluding the effect of this accrual from the ending net asset value per share, total return for the year ended December 31, 2004 would have been 0.11% lower.

  ^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

FINANCIAL HIGHLIGHTS

                                                                            CAPITAL OPPORTUNITIES SERIES
                                                     ---------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                        2004            2003            2002            2001            2000
                                                     -----------     -----------     -----------     -----------     -----------
INITIAL CLASS
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $     11.85     $      9.27     $     13.33     $     20.71     $     24.51
                                                     -----------     -----------     -----------     -----------     -----------
Income (loss) from investment operations# --
  Net investment income (loss)                       $      0.10     $      0.05     $      0.03     $      0.01     $      0.00+++
  Net realized and unrealized gain (loss)
    on investments and foreign currency                     1.41            2.57           (4.08)          (4.66)          (0.96)
                                                     -----------     -----------     -----------     -----------     -----------
      Total from investment operations               $      1.51     $      2.62     $     (4.05)    $     (4.65)    $     (0.96)
                                                     -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders --
  From net investment income                         $     (0.06)    $     (0.04)    $     (0.01)    $        --     $        --
  From net realized gain on investments and
    foreign currency transactions                             --              --              --           (2.64)          (2.84)
  In excess of net realized gain on investments
    and foreign currency transactions                         --              --              --           (0.09)             --
                                                     -----------     -----------     -----------     -----------     -----------
      Total distributions declared to shareholders   $     (0.06)    $     (0.04)    $     (0.01)    $     (2.73)    $     (2.84)
                                                     -----------     -----------     -----------     -----------     -----------
Net asset value -- end of period                     $     13.30     $     11.85     $      9.27     $     13.33     $     20.71
                                                     ===========     ===========     ===========     ===========     ===========
Total return***~                                           12.80%^^        28.30%         (30.41)%        (24.93)%         (4.88)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                0.84%           0.84%           0.82%           0.79%           0.79%
  Net investment income (loss)                              0.82%           0.50%           0.26%           0.05%          (0.01)%
Portfolio turnover                                            73%             64%             93%            109%            117%
Net assets at end of period (000 Omitted)            $   248,925     $   269,630     $   251,974     $   501,269     $   688,432

                                                                       CAPITAL OPPORTUNITIES SERIES
                                                     ------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------        PERIOD ENDED
                                                        2004            2003            2002         DECEMBER 31, 2001*
                                                     -----------     -----------     -----------     ------------------
SERVICE CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     11.81     $      9.24     $     13.31     $            13.60^
                                                     -----------     -----------     -----------     ------------------
Income (loss) from investment operations# --
  Net investment income (loss)                       $      0.07     $      0.03     $      0.01     $            (0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        1.40            2.55           (4.07)                 (0.28)
                                                     -----------     -----------     -----------     ------------------
      Total from investment operations               $      1.47     $      2.58     $     (4.06)    $            (0.29)
                                                     -----------     -----------     -----------     ------------------
Less distributions declared to shareholders --
  From net investment income                         $     (0.03)    $     (0.01)    $     (0.01)    $               --
                                                     -----------     -----------     -----------     ------------------
Net asset value -- end of period                     $     13.25     $     11.81     $      9.24     $            13.31
                                                     ===========     ===========     ===========     ==================
Total return***~                                           12.52%^^        28.00%         (30.54)%                (2.13)%++^
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                1.09%           1.09%           1.07%                  1.04%+
  Net investment income (loss)                              0.60%           0.26%           0.09%                 (0.24)%+
Portfolio turnover                                            73%             64%             93%                   109%
Net assets at end of period (000 Omitted)            $    16,922     $    15,116     $    10,913     $            6,732

   * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
 *** The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
   ^ The net asset value and total return previously reported as $13.93 and (4.45)%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.

  ^^ The series' net asset value and total return calcualtion include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes in the series' annual report to shareholders. The non-recurring accrual did not have a material impact on the net asset value per share based on the day the proceeds were recorded.

   ~ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                                                                                CORE EQUITY SERIES
                                                     ---------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                        2004            2003            2002            2001            2000
                                                     -----------     -----------     -----------     -----------     -----------
INITIAL CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     12.58     $      9.92     $     12.70     $     14.62     $     14.44
                                                     -----------     -----------     -----------     -----------     -----------
Income from investment operations# --
  Net investment income                              $      0.09     $      0.08     $      0.08     $      0.09     $      0.07
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        1.74            2.67           (2.78)          (1.67)           0.37
                                                     -----------     -----------     -----------     -----------     -----------
      Total from investment operations               $      1.83     $      2.75     $     (2.70)    $     (1.58)    $      0.44
                                                     -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders --
  From net investment income                         $     (0.09)    $     (0.09)    $     (0.08)    $     (0.06)    $     (0.07)
  From net realized gain on investments and
    foreign currency transactions                             --              --              --           (0.25)          (0.19)
  In excess of net realized gain on investments
    and foreign currency transactions                         --              --              --           (0.03)             --
                                                     -----------     -----------     -----------     -----------     -----------
      Total distributions declared to shareholders   $     (0.09)    $     (0.09)    $     (0.08)    $     (0.34)    $     (0.26)
                                                     -----------     -----------     -----------     -----------     -----------
Net asset value -- end of period                     $     14.32     $     12.58     $      9.92     $     12.70     $     14.62
                                                     ===========     ===========     ===========     ===========     ===========
Total return***~                                           14.63%^^        27.86%         (21.40)%        (10.91)%          3.09%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                0.88%           0.90%           0.86%           0.87%           0.88%
  Net investment income                                     0.70%           0.78%           0.67%           0.66%           0.50%
Portfolio turnover                                            97%            147%             96%             84%             75%
Net assets at end of period (000 Omitted)            $    83,219     $    80,059     $    64,126     $    95,414     $    92,961

                                                                             CORE EQUITY SERIES
                                                     ------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------  PERIOD ENDED
                                                        2004            2003            2002         DECEMBER 31, 2001*
                                                     -----------     -----------     -----------     ------------------
SERVICE CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     12.53     $      9.89     $     12.69     $           12.59^
                                                     -----------     -----------     -----------     ------------------
Income from investment operations# --
  Net investment income                              $      0.06     $      0.06     $      0.05     $             0.01
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        1.72            2.65           (2.78)                  0.09+++
                                                     -----------     -----------     -----------     ------------------
      Total from investment operations               $      1.78     $      2.71     $     (2.73)    $             0.10
                                                     -----------     -----------     -----------     ------------------
Less distributions declared to shareholders
  from net investment income --                      $     (0.06)    $     (0.07)    $     (0.07)    $               --
                                                     -----------     -----------     -----------     ------------------
Net asset value -- end of period                     $     14.25     $     12.53     $      9.89     $            12.69
                                                     ===========     ===========     ===========     ==================
Total return***~                                           14.29%^^        27.49%         (21.59)%                 0.79%++^
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                1.13%           1.15%           1.11%                  1.12%+
  Net investment income                                     0.45%           0.53%           0.49%                  0.19%+
Portfolio turnover                                            97%            147%             96%                    84%
Net assets at end of period (000 Omitted)            $     9,916     $     8,920     $     6,428     $            3,155

   * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
   + Annualized.
  ++ Not annualized.
 +++ The per share amount is not in accordance with net realized and unrealized gain/loss for the period because of the timing of sales of series shares, and the amount of per share realized and unrealized gains and losses at such time.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
 *** The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
   ^ The net asset value and total return previously reported as $12.79 and (0.78)%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.

  ^^ The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes in the series' annual report to shareholders. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

   ~ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                                                                                 EMERGING GROWTH SERIES
                                                                  -------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                  -------------------------------------------------
INITIAL CLASS SHARES                                                  2004               2003             2002
                                                                  -------------      -------------    -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $       13.82      $       10.51    $       15.96
                                                                  -------------      -------------    -------------
Income (loss) from investment operations# --
  Net investment income (loss)                                    $       (0.02)     $       (0.02)   $       (0.02)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                       1.85               3.33            (5.43)
                                                                  -------------      -------------    -------------
      Total from investment operations                            $        1.83      $        3.31    $       (5.45)
                                                                  -------------      -------------    -------------
Less distributions declared to shareholders --
  From net realized gain on investments and foreign currency
    transactions                                                  $          --      $          --    $          --
  In excess of net realized gain on investments and foreign
    currency transactions                                                    --                 --               --
                                                                  -------------      -------------    -------------
      Total distributions declared to shareholders                $          --      $          --    $          --
                                                                  -------------      -------------    -------------
Net asset value -- end of period                                  $       15.65      $       13.82    $       10.51
                                                                  =============      =============    =============
Total return~~^                                                           13.24%^^^          31.49%^^        (34.15)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               0.80%              0.81%            0.78%
  Net investment income (loss)                                            (0.13)%            (0.17)%          (0.18)%
Portfolio turnover                                                           94%               100%             105%
Net assets at end of period (000 Omitted)                         $     414,811      $     450,707    $     409,015

                                                                      EMERGING GROWTH SERIES
                                                                  ------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                  ------------------------------
INITIAL CLASS SHARES                                                   2001            2000
                                                                  -------------    -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $       29.32    $       40.28
                                                                  -------------    -------------
Income (loss) from investment operations# --
  Net investment income (loss)                                    $       (0.01)   $       (0.01)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                      (9.51)           (7.22)
                                                                  -------------    -------------
      Total from investment operations                            $       (9.52)   $       (7.23)
                                                                  -------------    -------------
Less distributions declared to shareholders --
  From net realized gain on investments and foreign currency
    transactions                                                  $       (3.50)   $       (3.73)
  In excess of net realized gain on investments and foreign
    currency transactions                                                 (0.34)              --
                                                                  -------------    -------------
      Total distributions declared to shareholders                $       (3.84)   $       (3.73)
                                                                  -------------    -------------
Net asset value -- end of period                                  $       15.96    $       29.32
                                                                  =============    =============
Total return++^                                                          (34.57)%         (19.11)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               0.76%            0.74%
  Net investment income (loss)                                            (0.07)%          (0.04)%
Portfolio turnover                                                          230%             201%
Net assets at end of period (000 Omitted)                         $     844,779    $   1,421,753

                                                                                        EMERGING GROWTH SERIES
                                                                  -----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------      PERIOD ENDED
SERVICE CLASS SHARES                                                  2004           2003            2002      DECEMBER 31, 2001**
                                                                  -----------     -----------    -----------   -------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $     13.73     $     10.47    $     15.94      $     15.81***
                                                                  -----------     -----------    -----------      -----------
Income (loss) from investment operations#--
  Net investment loss                                             $     (0.05)    $     (0.05)   $     (0.05)     $     (0.03)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                     1.83            3.31          (5.42)            0.16
                                                                  -----------     -----------    -----------      -----------
      Total from investment operations                            $      1.78     $      3.26    $     (5.47)     $      0.13
                                                                  -----------     -----------    -----------      -----------
Net asset value -- end of period                                  $     15.51     $     13.73    $     10.47      $     15.94
                                                                  ===========     ===========    ===========      ===========
Total return~~^                                                         12.96%^^^       31.14%^^      (34.32)%           0.82%++***
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             1.06%           1.06%          1.03%            1.01%+
  Net investment income (loss)                                          (0.36)%         (0.42)%        (0.39)%          (0.48)%+
Portfolio turnover                                                         94%            100%           105%             230%
Net assets at end of period (000 Omitted)                         $    22,139     $    18,147    $    11,009      $     6,089

 ** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
*** The net asset value and total return previously reported as $16.32 and (2.33)%, respectively, have been revised to reflect the net asset value from the day prior to the class inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
 ~~ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
 ^^ The series' net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.16 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, total return for the year ended December 31, 2003 would have been 1.48% and 1.50% lower for Initial class shares and Service class shares, respectively.

^^^ The series net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes in the series' annual report to shareholders. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.

  ^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                                                                          EMERGING MARKETS EQUITY SERIES
                                                     ----------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------     ----------     ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $    12.85     $     8.48     $     8.73     $     8.82     $    11.42
Income from investment operations#~ --
  Net investment income (loss)                       $     0.18     $     0.20     $     0.09     $     0.14     $    (0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          3.27           4.23          (0.24)         (0.23)         (2.59)
                                                     ----------     ----------     ----------     ----------     ----------
      Total from investment operations               $     3.45     $     4.43     $    (0.15)    $    (0.09)    $    (2.60)
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions declared to shareholders
  From net investment income                         $    (0.14)    $    (0.06)    $    (0.10)    $       --     $    (0.00)+++
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $    16.16     $    12.85     $     8.48     $     8.73     $     8.82
                                                     ==========     ==========     ==========     ==========     ==========
Total return###^^^                                        27.18%         52.60%         (1.88)%        (1.02)%       (22.76)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.35%          1.65%          1.49%          1.62%          1.57%
  Net investment income~                                   1.33%          1.99%          1.01%          1.63%         (0.12)%
Portfolio turnover                                          109%           125%           246%           179%           149%
Net assets at end of period (000 Omitted)            $   57,799     $   46,769     $   30,393     $   32,175     $   36,345

                                                                    EMERGING MARKETS EQUITY SERIES
                                                     ------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------     PERIOD ENDED
                                                        2004           2003           2002     DECEMBER 31, 2001*
                                                     ----------     ----------     ----------  ------------------
SERVICE CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $    12.80     $     8.45     $     8.72     $     8.29^
                                                     ----------     ----------     ----------     ----------
Income from investment operations#~ --
  Net investment income                              $     0.15     $     0.17     $     0.06           0.00+++
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          3.25           4.22          (0.23)          0.43
                                                     ----------     ----------     ----------     ----------
      Total from investment operations               $     3.40     $     4.39     $    (0.17)    $     0.43
                                                     ----------     ----------     ----------     ----------
Less distributions declared to shareholders
      From net investment income                     $    (0.12)    $    (0.04)    $    (0.10)    $       --
                                                     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $    16.08     $    12.80     $     8.45     $     8.72
                                                     ==========     ==========     ==========     ==========
Total return###^^^                                        26.96%         52.12%         (2.12)%         5.19%++^
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.60%          1.89%          1.74%          1.87%+
  Net investment income~                                   1.08%          1.71%          0.70%          0.22%+
Portfolio turnover                                          109%           125%           246%           179%
Net assets at end of period (000 Omitted)            $    6,397     $    5,049     $    2,066     $      381

  +    Annualized.
 ++    Not annualized.
+++    Per share amount was less than $0.01.
  * For the period from the inception of Service Class shares, August 24, 2001 through December 31, 2001.
  #    Per share data are based on average shares outstanding.
 ##    Ratios do not reflect reductions from fees paid indirectly.
### The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  ~ As required, effective January 1, 2001 the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect of this change for the year ended December 31, 2001. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  ^ The net asset value and total return previously reported as $8.35 and 4.43%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
^^^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                                                                           GLOBAL GOVERNMENTS SERIES
                                                     ----------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------     ----------     ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $    12.92     $    11.75     $     9.74     $     9.95     $    10.27
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations#~ --
  Net investment income                              $     0.30     $     0.34     $     0.35     $     0.38     $     0.50
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          0.76           1.45           1.66          (0.59)         (0.40)
                                                     ----------     ----------     ----------     ----------     ----------
      Total from investment operations               $     1.06     $     1.79     $     2.01     $    (0.21)    $     0.10
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions declared to shareholders --
  From net investment income                         $    (1.58)    $    (0.62)    $       --     $       --     $    (0.42)
  From paid--in capital                                      --             --             --             --          (0.00)+++
                                                     ----------     ----------     ----------     ----------     ----------
      Total distributions declared to shareholders   $    (1.58)    $    (0.62)    $       --     $       --     $    (0.42)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $    12.40     $    12.92     $    11.75     $     9.74     $     9.95
                                                     ==========     ==========     ==========     ==========     ==========
Total return###^^^                                        10.06%         15.60%         20.64%         (2.11)%         1.22%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.98%          0.95%          0.93%          0.98%          0.94%
  Net investment income~                                   2.48%          2.75%          3.36%          3.81%          5.11%
Portfolio turnover                                          124%           143%           120%            67%           131%
Net assets at end of period(000 Omitted)             $   62,107     $   67,472     $   70,613     $   50,189     $   61,441

                                                                      GLOBAL GOVERNMENTS SERIES
                                                     ------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------     PERIOD ENDED
                                                        2004           2003           2002     DECEMBER 31, 2001*
                                                     ----------     ----------     ----------  ------------------
SERVICE CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $    12.85     $    11.71     $     9.73     $    10.02^
                                                     ----------     ----------     ----------     ----------
Income from investment operations#~ --
  Net investment income                              $     0.27     $     0.30     $     0.33     $     0.12
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          0.75           1.45           1.65          (0.41)
                                                     ----------     ----------     ----------     ----------
      Total from investment operations               $     1.02     $     1.75     $     1.98     $    (0.29)
                                                     ----------     ----------     ----------     ----------
Less distributions declared to shareholders --
  From net investment income                         $    (1.54)    $    (0.61)    $       --     $       --
                                                     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $    12.33     $    12.85     $    11.71     $     9.73
                                                     ==========     ==========     ==========     ==========
Total return###^^^                                         9.80%         15.30%         20.35%         (2.89)%++^
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.23%          1.20%          1.18%          1.23%+
  Net investment income~                                   2.23%          2.50%          3.03%          3.34%+
Portfolio turnover                                          124%           143%           120%            67%
Net assets at end of period(000 Omitted)             $    4,832     $    5,355     $    3,969     $      169

  +    Annualized
 ++    Not Annualized
+++    Per share amount was less than $0.01.
  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  #    Per share data are based on average assets outstanding
 ##    Ratios do not reflect reductions from fees paid indirectly.
### The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all years shown.
  ~ As required , effective January 1, 2001 the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change on the Initial Class for the period ended December 31, 2001 was to decrease net investment income per share by $0.04, and increase realized and unrealized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets by 0.40%. The effect of this change on the Service Class for the same period was to decrease net investment income per share by less than $0.01, increase realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.38%. Per share rations and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  ^ The net asset value and total return previously reported as $9.98 and (2.51)%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
^^^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                                                                                 GLOBAL GROWTH SERIES
                                                                  -------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                  -------------------------------------------------
INITIAL CLASS SHARES                                                  2004              2003             2002
                                                                  -------------     -------------    -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $       10.70     $        7.94    $        9.87
                                                                  -------------     -------------    -------------
Income from investment operations#* --
  Net investment income                                           $        0.05     $        0.07    $        0.04
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                       1.61              2.73            (1.95)
                                                                  -------------     -------------    -------------
      Total from investment operations                            $        1.66     $        2.80    $       (1.91)
                                                                  -------------     -------------    -------------
Less distributions declared to shareholders --
  From net investment income                                      $       (0.05)    $       (0.04)   $       (0.02)
  From net realized gain on investments and foreign currency
    transactions                                                             --                --               --
  In excess of net realized gain on investments and foreign
     currency transactions                                                   --                --               --
                                                                  -------------     -------------    -------------
      Total distributions declared to shareholders                $       (0.05)    $       (0.04)   $       (0.02)
                                                                  -------------     -------------    -------------
Net asset value -- end of period                                  $       12.31     $       10.70    $        7.94
                                                                  =============     =============    =============
Total return~~^                                                           15.61%^^^         35.44%^^        (19.36)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               1.07%             1.11%            1.08%
  Net investment income*                                                   0.48%             0.76%            0.49%
Portfolio turnover                                                          115%              147%             118%
Net assets at end of period (000 Omitted)                         $     175,146     $     185,500    $     167,014

                                                                       GLOBAL GROWTH SERIES
                                                                  ------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                  ------------------------------
INITIAL CLASS SHARES                                                   2001            2000
                                                                  -------------    -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $       18.47    $       25.16
                                                                  -------------    -------------
Income from investment operations#^ --
  Net investment income                                           $        0.03    $        0.13
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                      (2.97)           (3.15)
                                                                  -------------    -------------
      Total from investment operations                            $       (2.94)   $       (3.02)
                                                                  -------------    -------------
Less distributions declared to shareholders --
  From net investment income                                      $       (0.11)   $       (0.01)
  From net realized gain on investments and foreign currency
    transactions                                                          (5.45)           (3.66)
  In excess of net realized gain on investments and foreign
     currency transactions                                                (0.10)              --
                                                                  -------------    -------------
      Total distributions declared to shareholders                $       (5.66)   $       (3.67)
                                                                  -------------    -------------
Net asset value -- end of period                                  $        9.87    $       18.47
                                                                  =============    =============
Total return~~^                                                          (19.64)%         (13.15)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               1.05%            1.04%
  Net investment income^                                                   0.28%            0.60%
Portfolio turnover                                                          113%             173%
Net assets at end of period (000 Omitted)                         $     276,769    $     412,547

                                                                                        GLOBAL GROWTH SERIES
                                                                  -----------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------     PERIOD ENDED
SERVICE CLASS SHARES                                                 2004            2003           2002       DECEMBER 31, 2001**
                                                                  -----------     -----------    -----------   -------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $     10.64     $      7.90    $      9.85      $      9.99***
                                                                  -----------     -----------    -----------      -----------
Income from investment operations#* --
  Net investment income (loss)                                    $      0.02     $      0.04    $      0.02      $     (0.01)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                     1.61            2.73          (1.95)           (0.13)
                                                                  -----------     -----------    -----------      -----------
      Total from investment operations                            $      1.63     $      2.77    $     (1.93)     $     (0.14)
                                                                  -----------     -----------    -----------      -----------
Less distributions declared to shareholders --
  From net investment income                                      $     (0.03)    $     (0.03)   $     (0.02)     $        --
                                                                  -----------     -----------    -----------      -----------
Net asset value -- end of period                                  $     12.24     $     10.64    $      7.90      $      9.85
                                                                  ===========     ===========    ===========      ===========
Total return~~^                                                         15.41%^^^       35.13%^^      (19.62)%          (1.40)%++***
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             1.32%           1.36%          1.33%            1.30%+
  Net investment income (loss)*                                          0.23%           0.41%          0.25%           (0.39)%+
Portfolio turnover                                                        115%            147%           118%             113%
Net assets at end of period (000 Omitted)                         $     7,785     $     6,792    $     3,724      $     1,360

 ** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
*** The net asset value and total return previously reported as $10.14 and (2.86)%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from the inception date, the date the share class was first available to public shareholders.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
 ~~ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  * As required, effective January 1, 2001 the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by less than 0.01%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 ^^ The series' net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.06 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, total return for the year ended December 31, 2003 would have been 0.79% for Initial Class Shares and 0.80% lower for Service Class Shares.

^^^ The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes in the series' annual report to shareholders. The non-recurring accrual did not have any impact material impact on the net asset value per share based on shares outstanding on the day the proceeds were recorded.

  ^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                                                                          GLOBAL TOTAL RETURN SERIES
                                                     ----------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------     ----------     ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $    15.70     $    13.11     $    13.28     $    15.74     $    16.65
                                                     ----------     ----------     ----------     ----------     ----------
  Income from investment operations#~ --
  Net investment income                              $     0.32     $     0.29     $     0.31     $     0.31     $     0.50
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          2.29           2.66          (0.23)         (1.24)         (0.16)
                                                     ----------     ----------     ----------     ----------     ----------
      Total from investment operations               $     2.61     $     2.95     $     0.08     $    (0.93)    $     0.34
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions declared to shareholders
  From net investment income                         $    (0.40)    $    (0.36)    $    (0.25)    $    (0.61)    $    (0.37)
  From net realized gain on investments and
    foreign currency transactions                            --             --             --          (0.92)         (0.88)
  In excess of net realized gain on investments              --             --             --          (0.00)**          --
                                                     ----------     ----------     ----------     ----------     ----------
      Total distributions declared to shareholders   $    (0.40)    $    (0.36)    $    (0.25)    $    (1.53)    $    (1.25)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $    17.91     $    15.70     $    13.11     $    13.28     $    15.74
                                                     ==========     ==========     ==========     ==========     ==========
Total return###^^^                                        17.12%         22.97%          0.58%         (6.17)%         2.28%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.89%          0.94%          0.90%          0.91%          0.91%
  Net investment income~                                   1.97%          2.06%          2.34%          2.19%          3.13%
Portfolio turnover                                           86%            93%            84%            66%            86%
Net assets at end of period (000 Omitted)            $  166,034     $  156,675     $   80,150     $   88,199     $  101,692

                                                                      GLOBAL TOTAL RETURN SERIES
                                                     ------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------     PERIOD ENDED
                                                        2004           2003           2002     DECEMBER 31, 2001*
                                                     ----------     ----------     ----------  ------------------
SERVICE CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $    15.63     $    13.08     $    13.28     $    13.53^
                                                     ----------     ----------     ----------     ----------
Income from investment operations#~ --
  Net investment income                              $     0.28     $     0.26     $     0.27     $     0.09
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          2.29           2.63          (0.22)         (0.34)+++
                                                     ----------     ----------     ----------     ----------
      Total from investment operations               $     2.57     $     2.89     $     0.05     $    (0.25)
                                                     ----------     ----------     ----------     ----------
Less distributions declared to shareholders
  From net investment income                         $    (0.38)    $    (0.34)    $    (0.25)    $       --
                                                     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $    17.82     $    15.63     $    13.08     $    13.28
                                                     ==========     ==========     ==========     ==========
Total return###^^^                                        16.88%         22.53%          0.41%         (1.92)%++^
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.14%          1.19%          1.15%          1.16%+
  Net investment income~                                   1.72%          1.83%          2.10%          1.82%+
Portfolio turnover                                           86%            93%            84%            66%
Net assets at end of period (000 Omitted)            $   14,460     $   11,545     $    5,699     $    1,476

  +    Annualized.
 ++    Not annualized.
+++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period becaue of the timing of sales of series shares and the amount of per share realized and unrealized gain and losses at such time.
  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
 **    Per share amount was less than $0.01.
  #    Per share data are based on average shares outstanding.
 ##    Ratios do not reflect reductions from fees paid indirectly.
### The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  ~ As, required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change on the Initial Class for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and to decrease the ratio of net investment income to average net assets by 0.17%. The effect of the change on the Service Class for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and to decrease the ratio of net investment income to average net assets by 0.16%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  ^ The net asset value and total return previously reported as $13.58 and (2.28)%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
^^^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                                                                          GOVERNMENT SECURITIES SERIES
                                                     ----------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------     ----------     ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $    13.44     $    13.85     $    13.28     $    13.11     $    12.48
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations#~ --
  Net investment income                              $     0.54     $     0.44     $     0.58     $     0.73     $     0.81
  Net realized and unrealized gain (loss) on
    investments                                           (0.07)         (0.14)          0.67           0.22           0.62
                                                     ----------     ----------     ----------     ----------     ----------
      Total from investment operations               $     0.47     $     0.30     $     1.25     $     0.95     $     1.43
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions declared to shareholders --
  From net investment income                         $    (0.75)    $    (0.59)    $    (0.68)    $    (0.78)    $    (0.80)
  From net realized gain on investments                      --          (0.12)            --             --             --
                                                     ----------     ----------     ----------     ----------     ----------
      Total distributions declared to shareholders   $    (0.75)    $    (0.71)    $    (0.68)    $    (0.78)    $    (0.80)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $    13.16     $    13.44     $    13.85     $    13.28     $    13.11
                                                     ==========     ==========     ==========     ==========     ==========
Total return###^^^                                         3.76%          2.15%          9.80%          7.47%         12.11%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.62%          0.62%          0.60%          0.62%          0.62%
  Net investment income~                                   4.12%          3.22%          4.33%          5.55%          6.47%
Portfolio turnover                                           85%           144%           157%            97%            70%
Net assets at end of period (000 Omitted)            $  493,616     $  629,265     $  877,180     $  696,167     $  567,008

                                                                     GOVERNMENT SECURITIES SERIES
                                                     ------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------     PERIOD ENDED
                                                        2004           2003           2002     DECEMBER 31, 2001*
                                                     ----------     ----------     ----------  ------------------
SERVICE CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $    13.38     $    13.81     $    13.27     $    13.08^
                                                     ----------     ----------     ----------     ----------
Income from investment operations#~ --
  Net investment income                              $     0.51     $     0.36     $     0.51     $     0.28
  Net realized and unrealized gain (loss) on
    investments                                           (0.07)         (0.10)          0.71          (0.09)
                                                     ----------     ----------     ----------     ----------
      Total from investment operations               $     0.44     $     0.26     $     1.22     $     0.19
                                                     ----------     ----------     ----------     ----------
Less distributions declared to shareholders
  From net investment income                         $    (0.72)    $    (0.57)    $    (0.68)    $       --
  From net realized gain on investments                      --          (0.12)            --             --
                                                     ----------     ----------     ----------     ----------
      Total distributions declared to shareholders   $    (0.72)    $    (0.69)    $    (0.68)    $       --
                                                     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $    13.10     $    13.38     $    13.81     $    13.27
                                                     ==========     ==========     ==========     ==========
Total return###^^^                                         3.55%          1.87%          9.55%          1.45%++^
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.87%          0.87%          0.85%          0.87%+
  Net investment income~                                   3.90%          2.64%          3.86%          5.52%+
Portfolio turnover                                           85%           144%           157%            97%
Net assets at end of period (000 Omitted)            $  204,488     $  172,578     $  132,071     $   30,174

  +    Annualized
 ++    Not annualized.
  * For the period from the inception of Service Class shares, August 24, 2001 through December 31, 2001.
  ~ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change on the Initial Class for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase realized and unrealized gains and losses per share by $0.03, and decrease the ratio of net investment income to average net assets by 0.26%. The effect of this change on the Service Class for the same period was to decrease net investment income per share by $0.01, increase realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.02%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  #    Per share data are based on average shares outstanding.
 ##    Ratios do not reflect reductions from fees paid indirectly.
### The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  ^ The net asset value and total return previously reported as $13.06 and 1.61%, respectively have been revised to reflect the net asset value from the day prior to class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
^^^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                                                                               HIGH YIELD SERIES
                                                     ----------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------     ----------     ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $     7.27     $     6.56     $     7.05     $     7.63     $     9.02
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations#~ --
  Net investment income                              $     0.52     $     0.54     $     0.61     $     0.73     $     0.84
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       0.11           0.80          (0.42)         (0.57)         (1.39)
                                                     ----------     ----------     ----------     ----------     ----------
Total from investment operations                     $     0.63     $     1.34     $     0.19     $     0.16     $    (0.55)
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions declared to shareholders
  from net investment income                         $    (0.58)    $    (0.63)    $    (0.68)    $    (0.74)    $    (0.84)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $     7.32     $     7.27     $     6.56     $     7.05     $     7.63
                                                     ==========     ==========     ==========     ==========     ==========
Total return###^^^                                         9.54%         21.44%          2.70%          1.80%         (6.79)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.83%          0.83%          0.82%          0.84%          0.83%
  Net investment income~                                   7.27%          7.89%          9.15%          9.93%          9.96%
Portfolio turnover                                           68%            92%            75%            58%            56%
Net assets at end of period (000 Omitted)            $  319,653     $  360,207     $  305,487     $  367,973     $  333,042

                                                                         HIGH YIELD SERIES
                                                     ------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------     PERIOD ENDED
                                                        2004           2003           2002     DECEMBER 31, 2001*
                                                     ----------     ----------     ----------  ------------------
SERVICE CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $     7.23     $     6.53     $     7.04     $     7.09
                                                     ----------     ----------     ----------     ----------
  Income from investment operations#~ --
  Net investment income                              $     0.49     $     0.51     $     0.58     $     0.25
  Net realized and unrealized gain (loss) on
    investments and foreign currency                 $     0.12           0.81          (0.41)         (0.30)
                                                     ----------     ----------     ----------     ----------
Total from investment operations                     $     0.61     $     1.32     $     0.17     $    (0.05)
                                                     ----------     ----------     ----------     ----------
Less distributions declared to shareholders from
  net investment income                              $    (0.56)    $    (0.62)    $    (0.68)    $       --
                                                     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $     7.28     $     7.23     $     6.53     $     7.04
                                                     ==========     ==========     ==========     ==========
Total return###^^^                                         9.37%         21.21%          2.37%         (0.71)%++^
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.08%          1.08%          1.07%          1.09%+
  Net investment income~                                   6.99%          7.59%          8.99%          9.55%+
Portfolio turnover                                           68%            92%            75%            58%
Net assets at end of period (000 Omitted)            $  109,914     $   98,931     $   44,533     $   11,990

  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  ~ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change on the Initial Class for the period ended December 31, 2001 was to decrease net investment income per share by $0.01, increase realized and unrealized gains and losses per share by $0.01 and to decrease the ratio of net investment income to average net assets by 0.01%. The effect of this change on the Service Class for the same period was to decrease net investment income per share by less than $0.01, increase realized and unrealized gains and losses by less than $0.01, and decrease the ratio of net investment income to average net assets by less than 0.01%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  +    Annualized.
 ++    Not annualized.
  #    Per share data are based on average shares outstanding.
 ##    Ratios do not reflect reductions from fees paid indirectly.
  ^ The total return previously reported as 1.66% has been revised to reflect the net asset value from the day prior to the class' inception date. The total return previously reported was from inception date, the date the share class was first available to public shareholders.
### The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
^^^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                                                                          INTERNATIONAL GROWTH SERIES
                                                     ---------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                        2004            2003            2002            2001            2000
                                                     -----------     -----------     -----------     -----------     -----------
INITIAL CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     11.46     $      8.33     $      9.50     $     11.84     $     13.10
                                                     -----------     -----------     -----------     -----------     -----------
Income from investment operations# --
  Net investment income                              $      0.13     $      0.06     $      0.06     $      0.06     $      0.12
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        2.03            3.14           (1.18)          (1.89)          (1.13)
                                                     -----------     -----------     -----------     -----------     -----------
      Total from investment operations               $      2.16     $      3.20     $     (1.12)    $     (1.83)    $     (1.01)
                                                     -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders --
  From net investment income                         $     (0.07)    $     (0.07)    $     (0.05)    $     (0.07)    $     (0.04)
  From net realized gain on investments and
    foreign currency transactions                             --              --              --           (0.42)          (0.21)
  In excess of net realized gain on investments
    and foreign currency transactions                         --              --              --           (0.02)             --
                                                     -----------     -----------     -----------     -----------     -----------
      Total distributions declared to shareholders   $     (0.07)    $     (0.07)    $     (0.05)    $     (0.51)    $     (0.25)
                                                     -----------     -----------     -----------     -----------     -----------
Net asset value -- end of period                     $     13.55     $     11.46     $      8.33     $      9.50     $     11.84
                                                     ===========     ===========     ===========     ===========     ===========
Total return***~                                           18.94%          38.67%         (11.88)%        (15.91)%         (7.80)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                1.11%           1.24%           1.23%           1.23%           1.24%
  Net investment income                                     1.09%           0.67%           0.70%           0.58%           0.94%
Portfolio turnover                                            93%             89%            119%            108%             71%
Net assets at end of period (000 Omitted)            $   120,913     $   108,114     $    88,537     $   118,286     $   117,486

                                                                       INTERNATIONAL GROWTH SERIES
                                                     ------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------        PERIOD ENDED
                                                        2004            2003            2002         DECEMBER 31, 2001*
                                                     -----------     -----------     -----------     ------------------
SERVICE CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     11.43     $      8.31     $      9.49                $ 9.87^
                                                     -----------     -----------     -----------     ------------------
Income from investment operations# --
  Net investment income (loss)                       $      0.10     $      0.04     $      0.04     $            (0.02)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        2.01            3.13           (1.17)                 (0.36)
                                                     -----------     -----------     -----------     ------------------
      Total from investment operations               $      2.11     $      3.17     $     (1.13)    $            (0.38)
                                                     -----------     -----------     -----------     ------------------
Less distributions declared to shareholders --
  From net investment income                         $     (0.04)    $     (0.05)    $     (0.05)    $               --
                                                     -----------     -----------     -----------     ------------------
Net asset value -- end of period                     $     13.50     $     11.43     $      8.31     $             9.49
                                                     ===========     ===========     ===========     ==================
Total return***~                                           18.58%          38.35%         (12.01)%                (3.85)%++^
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                1.36%           1.49%           1.48%                  1.49%+
  Net investment income (loss)                              0.86%           0.39%           0.46%                 (0.59)%+
Portfolio turnover                                            93%             89%            119%                   108%
Net assets at end of period (000 Omitted)            $    18,282     $    15,171     $    10,449     $            3,107

   * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
 *** The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
   ^ The net asset value and total return previously reported as $9.94 and (4.53)%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
   ~ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                                                                           INTERNATIONAL VALUE SERIES
                                                     ----------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------     ----------     ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $    12.27     $     9.28     $     9.93     $    13.16     $    14.97
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations# --
  Net investment income                              $     0.20     $     0.11     $     0.09     $     0.08     $     0.25
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          3.21           2.98          (0.66)         (1.89)         (0.58)
                                                     ----------     ----------     ----------     ----------     ----------
      Total from investment operations               $     3.41     $     3.09     $    (0.57)    $    (1.81)    $    (0.33)
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions declared to shareholders
  From net investment income                         $    (0.10)    $    (0.10)    $    (0.08)    $    (0.24)    $    (0.12)
  From net realized gain on investments and
    foreign currency transactions                            --             --             --          (1.12)         (1.36)
  In excess of net realized gain on investments
   and foreign currency transactions                         --             --             --          (0.06)            --
                                                     ----------     ----------     ----------     ----------     ----------
      Total distributions declared to shareholders   $    (0.10)    $    (0.10)    $    (0.08)    $    (1.42)    $    (1.48)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $    15.58     $    12.27     $     9.28     $     9.93     $    13.16
                                                     ==========     ==========     ==========     ==========     ==========
Total return###^^^                                        28.02%^^       33.63%         (5.86)%       (14.63)%        (2.33)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.15%          1.28%          1.24%          1.23%          1.21%
  Net investment income                                    1.52%          1.06%          0.91%          0.76%          1.81%
Portfolio turnover                                           65%            84%            80%           112%            80%
Net assets at end of period (000 omitted)            $   84,996     $   61,108     $   50,609     $   64,134     $   82,942

                                                                      INTERNATIONAL VALUE SERIES
                                                     ------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------    PERIOD ENDED
                                                        2004           2003           2002     DECEMBER 31, 2001*
                                                     ----------     ----------     ----------  ------------------

SERVICE CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $    12.24     $     9.27     $     9.93     $    10.51^
                                                     ----------     ----------     ----------     ----------
Income from investment operations# --
  Net investment income (loss)                       $     0.18     $     0.07     $     0.04     $    (0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions          3.20           2.98          (0.62)         (0.57)+++
                                                     ----------     ----------     ----------     ----------
      Total from investment operations               $     3.38     $     3.05     $    (0.58)    $    (0.58)
                                                     ----------     ----------     ----------     ----------
Less distributions declared to shareholders
  From net investment income                         $    (0.08)    $    (0.08)    $    (0.08)    $       --
                                                     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $    15.54     $    12.24     $     9.27     $     9.93
                                                     ==========     ==========     ==========     ==========
Total return###^^^                                        27.82%^^       33.20%         (5.97)%        (5.52)%++^
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.40%          1.53%          1.49%          1.48%+
  Net investment income (loss)                             1.31%          0.67%          0.44%         (0.17)%+
Portfolio turnover                                           65%            84%            80%           112%
Net assets at end of period (000 omitted)            $    6,805     $    4,646     $    2,246     $      425

  +    Annualized.
 ++    Not annualized.
+++ The per share amount is not in accordance with the net realized and unrealized gain/ loss for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.
  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  #    Per share data are based on average shares outstanding.
 ##    Ratios do not reflect expense reductions from fees paid indirectly.
### The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  ^ The net asset value and total return previously reported as $10.57 and (6.05)%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
 ^^ During the year ended December 31, 2004, the series received a payment from the investment adviser to reimburse the series for losses on investments not meeting the investment guidelines of the series. If the payment had not been made, the total return would have been 28.01% and 27.81% for Initial and Service Class shares, respectively.
^^^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                                                                     MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
                                                     ---------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                        2004            2003            2002            2001            2000
                                                     -----------     -----------     -----------     -----------     -----------
INITIAL CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $      8.60     $      6.97     $      9.70     $     14.51     $     16.13
                                                     -----------     -----------     -----------     -----------     -----------
Income from investment operations# --
  Net investment income                              $      0.04     $      0.01     $     (0.00)+++ $      0.01     $      0.02
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        0.79            1.62           (2.72)          (3.46)          (0.97)
                                                     -----------     -----------     -----------     -----------     -----------
      Total from investment operations               $      0.83     $      1.63     $     (2.72)    $     (3.45)    $     (0.95)
                                                     -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders --
  From net investment income                         $     (0.01)    $        --     $     (0.01)    $     (0.01)    $     (0.01)
  From net realized gain on investments and
    foreign currency transactions                             --              --              --           (0.15)          (0.66)
  In excess of net investment income                          --              --           (0.00)+++          --              --
  In excess of net realized gain on investments
    and foreign currency transactions                         --              --              --           (1.20)             --
                                                     -----------     -----------     -----------     -----------     -----------
      Total distributions declared to shareholders   $     (0.01)    $        --     $     (0.01)    $     (1.36)    $     (0.67)
                                                     -----------     -----------     -----------     -----------     -----------
Net asset value -- end of period                     $      9.42     $      8.60     $      6.97     $      9.70     $     14.51
                                                     ===========     ===========     ===========     ===========     ===========
Total return***~                                            9.61%^         23.39%         (28.05)%        (24.91)%         (6.09)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                0.83%           0.83%           0.82%           0.82%           0.81%
  Net investment income (loss)                              0.47%           0.09%          (0.01)%          0.12%           0.14%
Portfolio turnover                                           139%            265%            207%            289%            250%
Net assets at end of period (000 Omitted)            $   468,181     $   504,123     $   448,235     $   797,118     $   974,508

                                                                  MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
                                                     ------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------        PERIOD ENDED
                                                        2004            2003            2002         DECEMBER 31, 2001*
                                                     -----------     -----------     -----------     ------------------
SERVICE CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $      8.55     $      6.96     $      9.70     $             9.65^^
                                                     -----------     -----------     -----------     ------------------
Income from investment operations# --
  Net investment income (loss)                       $      0.02     $     (0.01)    $     (0.02)    $            (0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        0.78            1.60           (2.71)                  0.06
                                                     -----------     -----------     -----------     ------------------
      Total from investment operations               $      0.80     $      1.59     $     (2.73)    $             0.05
                                                     -----------     -----------     -----------     ------------------
Less distributions declared to shareholders
  From net investment income                         $        --     $        --     $     (0.01)    $               --
  In excess of net investment income                          --              --           (0.00)+++                 --
                                                     -----------     -----------     -----------     ------------------
      Total distributions declared to shareholders            --     $        --     $     (0.01)    $               --
                                                     -----------     -----------     -----------     ------------------
Net asset value -- end of period                     $      9.35     $      8.55     $      6.96     $             9.70
                                                     ===========     ===========     ===========     ==================
Total return***~                                            9.36%^         22.84%         (28.17)%                 0.52%++^^
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                1.08%           1.08%           1.07%                  1.07%+
  Net investment income (loss)                              0.25%          (0.16)%         (0.21)%                (0.24)%+
Portfolio turnover                                           139%            265%            207%                   289%
Net assets at end of period (000 Omitted)            $    87,243     $    73,697     $    37,109     $           17,312

   * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
 *** The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

   ^ The series net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes in the series' annual report to shareholders. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded, without which performance would have been lower by approximately 0.13%.

  ^^ The net asset value and total return previously reported as $9.89 and (1.92)%, respectively, have been revised to reflect the net asset value from the day prior to the class inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
   ~ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                                                                         MASSACHUSETTS INVESTORS TRUST SERIES
                                                                  -------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                  -------------------------------------------------
INITIAL CLASS SHARES                                                  2004              2003              2002
                                                                  -------------     -------------     -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $       25.51     $       21.01     $       26.92
                                                                  -------------     -------------     -------------
Income from investment operations# --
  Net investment income                                           $        0.25     $        0.23     $        0.21
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                       2.77              4.52             (5.88)
                                                                  -------------     -------------     -------------
      Total from investment operations                            $        3.02     $        4.75     $       (5.67)
                                                                  -------------     -------------     -------------
Less distributions declared to shareholders --
  From net investment income                                      $       (0.26)    $       (0.25)    $       (0.24)
  From net realized gain on investments and foreign currency
    transactions                                                             --                --                --
  In excess of net realized gain on investments and foreign
    currency transactions                                                    --                --                --
                                                                  -------------     -------------     -------------
      Total distributions declared to shareholders                $       (0.26)    $       (0.25)    $       (0.24)
                                                                  -------------     -------------     -------------
Net asset value -- end of period                                  $       28.27     $       25.51     $       21.01
                                                                  =============     =============     =============
Total return~~^                                                           11.99%^^^         22.83%^^         (21.22)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               0.61%             0.61%             0.60%
  Net investment income                                                    0.95%             1.04%             0.88%
Portfolio turnover                                                           78%               78%               57%
Net assets at end of period (000 Omitted)                         $   1,073,587     $   1,153,238     $   1,107,698

                                                                     MASSACHUSETTS INVESTORS TRUST SERIES
                                                                     ------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                                     ------------------------------------
INITIAL CLASS SHARES                                                       2001                2000
                                                                     ----------------    ----------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                $       35.12        $       37.95
                                                                      -------------        -------------
Income from investment operations#
  Net investment income                                               $        0.25        $        0.26
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                          (5.49)               (0.28)
                                                                      -------------        -------------
      Total from investment operations                                $       (5.24)       $       (0.02)
                                                                      -------------        -------------
Less distributions declared to shareholders --
  From net investment income                                          $       (0.25)       $       (0.28)
  From net realized gain on investments and foreign currency
    transactions                                                              (2.55)               (2.53)
  In excess of net realized gain on investments and foreign
    currency transactions                                                     (0.16)                  --
                                                                      -------------        -------------
      Total distributions declared to shareholders                    $       (2.96)       $       (2.81)
                                                                      -------------        -------------
Net asset value  end of period                                        $       26.92        $       35.12
                                                                      =============        =============
Total return~~^                                                              (15.71)%               0.09%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                   0.60%                0.60%
  Net investment income                                                        0.84%                0.73%
Portfolio turnover                                                               83%                  76%
Net assets at end of period (000 Omitted)                             $   1,798,744        $   2,263,535

                                                                              MASSACHUSETTS INVESTORS TRUST SERIES
                                                                  -----------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------      PERIOD ENDED
SERVICE CLASS SHARES                                                 2004            2003            2002      DECEMBER 31, 2001**
                                                                  -----------     -----------    -----------   --------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $     25.39     $     20.94    $     26.89      $     27.40***
                                                                  -----------     -----------    -----------      -----------
Income (loss) from investment operations# --
  Net investment income                                           $      0.18     $      0.18    $      0.16      $      0.05
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                     2.77            4.49          (5.88)           (0.56)
                                                                  -----------     -----------    -----------      -----------
      Total from investment operations                            $      2.95     $      4.67    $     (5.72)     $     (0.51)
                                                                  -----------     -----------    -----------      -----------
Less distributions declared to shareholders --
  From net investment income                                      $     (0.21)    $     (0.22)   $     (0.23)     $        --
                                                                  -----------     -----------    -----------      -----------
Net asset value -- end of period                                  $     28.13     $     25.39    $     20.94      $     26.89
                                                                  ===========     ===========    ===========      ===========
Total return~~^                                                         11.74%^^^       22.45%^^      (21.40)%          (1.86)%++***
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             0.86%           0.86%          0.85%            0.85%+
  Net investment income                                                  0.70%           0.79%          0.70%            0.53%+
Portfolio turnover                                                         78%             78%            57%              83%
Net assets at end of period (000 Omitted)                         $    82,053     $    76,899    $    51,859      $    21,616

 ** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
*** The net asset value and total return previously reported as $27.80 and (3.27)%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
  +  Annualized.
 ++   Not annualized.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
 ~~ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y). Inclusion of these charges would reduce the total return figures for all periods shown.
 ^^ The series' net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.002 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, total return for the year ended December 31, 2003 would have been 0.01% lower.

^^^ The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes in the series' annual report to shareholders. The non-recurring accrual resulted in an increase in the net asset value of $0.01 based on the shares outstanding on the day the proceeds were recorded.

  ^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                                                                                        MID CAP GROWTH SERIES
                                                                 ---------------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                 --------------------------------------------------------------
INITIAL CLASS SHARES                                                 2004              2003            2002            2001
                                                                 -------------    -------------    -------------   -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                           $        5.06    $        3.67    $        6.94   $        9.08
                                                                 -------------    -------------    -------------   -------------
Income from investment operations# --
  Net investment income (loss)                                   $       (0.03)   $       (0.02)   $       (0.02)  $       (0.01)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                      0.77             1.41            (3.25)          (2.09)
                                                                 -------------    -------------    -------------   -------------
      Total from investment operations                           $        0.74    $        1.39    $       (3.27)  $       (2.10)
                                                                 -------------    -------------    -------------   -------------
Less distributions declared to shareholders --
  From net investment income                                     $          --    $          --    $          --   $       (0.01)
  From net realized gain on investments and foreign currency
    transactions                                                            --               --               --           (0.00)+++
  In excess of net investment income                                        --               --               --           (0.00)+++
  In excess of net realized gain on investments and foreign
    currency transactions                                                   --               --               --           (0.03)
                                                                 -------------    -------------    -------------   -------------
      Total distributions declared to shareholders               $          --    $          --    $          --   $       (0.04)
                                                                 -------------    -------------    -------------   -------------
Net asset value -- end of period                                 $        5.80    $        5.06    $        3.67   $        6.94
                                                                 =============    =============    =============   =============
Total return~~^                                                          14.62%           37.87%          (47.12)%        (23.24)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              0.85%            0.90%            0.85%           0.84%
  Net investment income (loss)                                           (0.56)%          (0.46)%          (0.39)%         (0.16)%
Portfolio turnover                                                          84%              90%             160%             85%
Net assets at end of period (000 Omitted)                        $      83,899    $      76,159    $      39,941   $      75,413

                                                                        MID CAP GROWTH SERIES
                                                                        ---------------------
                                                                             PERIOD ENDED
INITIAL CLASS SHARES                                                       DECEMBER 31, 2000*
                                                                        ---------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                      $       10.00
                                                                            -------------
Income from investment operations#  --
  Net investment income (loss)                                              $        0.03
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                                (0.95)
                                                                            -------------
      Total from investment operations                                      $       (0.92)
                                                                            -------------
Less distributions declared to shareholders --
  From net investment income                                                $          --
  From net realized gain on investments and foreign currency
    transactions                                                                       --
  In excess of net investment income                                                   --
  In excess of net realized gain on investments and foreign
    currency transactions                                                              --
                                                                            -------------
      Total distributions declared to shareholders                          $          --
                                                                            -------------
Net asset value -- end of period                                            $        9.08
                                                                            =============
Total return~~^                                                                     (9.24)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                         1.01%+
  Net investment income (loss)                                                       0.97%+
Portfolio turnover                                                                     39%
Net assets at end of period (000 Omitted)                                   $      26,556

                                                                                       MID CAP GROWTH SERIES
                                                                  -----------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------      PERIOD ENDED
SERVICE CLASS SHARES                                                  2004           2003           2002        DECEMBER 31, 2001**
                                                                  -----------     -----------    -----------      -----------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $      5.04     $      3.67    $      6.94      $      6.90***
                                                                  -----------     -----------    -----------      -----------
Income from investment operations#  --
  Net investment income (loss)                                    $     (0.04)    $     (0.03)   $     (0.03)     $     (0.01)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                     0.76            1.40          (3.24)            0.05
                                                                  -----------     -----------    -----------      -----------
      Total from investment operations                            $      0.72     $      1.37    $     (3.27)     $      0.04
                                                                  -----------     -----------    -----------      -----------
Net asset value -- end of period                                  $      5.76     $      5.04    $      3.67      $      6.94
                                                                  ===========     ===========    ===========      ===========
Total return~~^                                                         14.29%          37.33%        (47.12)%           0.58%++***
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             1.10%           1.15%          1.10%            1.09%+
  Net investment loss                                                   (0.81)%         (0.72)%        (0.60)%          (0.50)%+
Portfolio turnover                                                         84%             90%           160%              85%
Net assets at end of period (000 Omitted)                         $    45,443     $    37,081    $    14,028      $     6,981

  * For the period from the commencement of the series' investment operations, August 31, 2000, through December 31, 2000.
 ** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
*** The net asset value and total return previously reported as $7.09 and (2.12)%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
  +  Annualized.
 ++  Not annualized.
+++  Per share amount was less than $(0.01).
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
 ~~ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  ^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                                                                     MID CAP VALUE SERIES
                                                     ------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                                     ------------------------------        PERIOD ENDED
                                                         2004              2003          DECEMBER 31, 2002*
                                                     ------------      ------------      ------------------
INITIAL CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $      10.46      $       7.92      $            10.00
                                                     ------------      ------------      ------------------
Income from investment operations# --
  Net investment income~~                            $       0.01      $       0.02      $             0.04
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         2.25              2.53                   (2.12)
                                                     ------------      ------------      ------------------
      Total from investment operations               $       2.26      $       2.55      $            (2.08)
                                                     ------------      ------------      ------------------
Less distributions declared to shareholders --
  From net investment income                         $      (0.01)     $      (0.01)     $               --
  From net realized gain on investments and
    foreign currency transactions                           (0.25)               --                      --
                                                     ------------      ------------      ------------------
      Total distributions declared to shareholders   $      (0.26)     $      (0.01)                     --
                                                     ------------      ------------      ------------------
Net asset value -- end of period                     $      12.46      $      10.46      $             7.92
                                                     ============      ============      ==================
Total return***~                                            22.10%            32.24%                 (20.80)%++
Ratios (to average net assets)/Supplemental
  data~~
  Expenses##                                                 1.00%             0.99%                   1.02%+
  Net investment income (loss)                               0.10%             0.26%                   0.54%+
Portfolio turnover                                            147%              109%                     82%
Net assets at end of period (000 Omitted)            $         29      $         24      $               18

  ~~ The investment adviser contractually agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management fees, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

  Net investment loss                                $      (0.00)+++  $      (0.05)     $            (0.53)
  Ratios (to average net assets):
      Expenses##                                             1.10%             1.81%                   8.05%+
      Net investment income (loss)                          (0.00)%+++        (0.56)%                 (6.49)%+

                                                                     MID CAP VALUE SERIES
                                                     ------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                                     ------------------------------        PERIOD ENDED
                                                         2004              2003          DECEMBER 31, 2002*
                                                     ------------      ------------      ------------------
SERVICE CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $      10.44      $       7.93      $            10.00
                                                     ------------      ------------      ------------------
Income from investment operations# --
  Net investment income (loss)~~                     $      (0.02)     $       0.00+++   $             0.04
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         2.25              2.52                   (2.11)
                                                     ------------      ------------      ------------------
      Total from investment operations               $       2.23      $       2.52      $            (2.07)
                                                     ------------      ------------      ------------------
Less distributions declared to shareholders from
  net investment income --
  From net investment income                         $      (0.00)+++  $      (0.01)                     --
  From net realized gain on investments and
    foreign currency transactions                           (0.25)               --                      --
                                                     ------------      ------------      ------------------
      Total distributions declared to shareholders   $      (0.25)     $      (0.01)     $               --
                                                     ------------      ------------      ------------------
Net asset value -- end of period                     $      12.42      $      10.44      $             7.93
                                                     ============      ============      ==================
Total return***~                                            21.75%            31.90%                 (20.70)%++
Ratios (to average net assets)/Supplemental
  data~~ :
  Expenses##                                                 1.25%             1.25%                   1.27%+
  Net investment income (loss)                              (0.15)%            0.04%                   0.53%+
Portfolio turnover                                            147%              109%                     82%
Net assets at end of period (000 Omitted)            $     24,479      $     15,954      $              707

  ~~ The investment adviser contractually agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management and distribution fees, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, net investment loss per share and the ratios would have been:

  Net investment loss                                $      (0.03)     $      (0.07)     $            (0.50)
  Ratios (to average net assets):
      Expenses##                                             1.35%             2.07%                   8.30%+
      Net investment loss                                   (0.25)%           (0.78)%                 (6.50)%+

   * For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 2002.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01 or 0.01%.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
 *** The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
   ~ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                                                                              MONEY MARKET SERIES
                                                     ----------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------     ----------     ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations# --
  Net investment income                              $     0.01     $     0.01     $     0.01     $     0.04     $     0.06
Less distributions from net investment income             (0.01)         (0.01)         (0.01)         (0.04)         (0.06)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                     ==========     ==========     ==========     ==========     ==========
Total return###                                            0.83%          0.63%          1.27%          3.78%          5.95%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.58%          0.57%          0.57%          0.57%          0.58%
  Net investment income                                    0.79%          0.64%          1.27%          3.56%          5.76%
Net assets at end of period (000 Omitted)            $  282,595     $  426,154     $  690,127     $  702,808     $  476,370

                                                                        MONEY MARKET SERIES
                                                     ------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------    PERIOD ENDED
                                                        2004           2003           2002     DECEMBER 31, 2001*
                                                     ----------     ----------     ----------  ------------------

SERVICE CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $     1.00     $     1.00     $     1.00     $     1.00
                                                     ----------     ----------     ----------     ----------
  Income from investment operations# --
  Net investment income                              $     0.01     $     0.00     $     0.01     $     0.01
Less distributions from net investment income             (0.01)         (0.00)         (0.01)         (0.01)
                                                     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $     1.00     $     1.00     $     1.00     $     1.00
                                                     ==========     ==========     ==========     ==========
Total return###                                            0.57%          0.38%          1.02%          0.72%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.82%          0.82%          0.82%          0.82%+
  Net investment income                                    0.63%          0.37%          0.99%          3.31%+
Net assets at end of period (000 Omitted)            $   87,785     $   49,380     $   52,745     $   20,493

  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  +    Annualized.
 ++    Not annualized.
+++    Per share amount was less than $0.01
  #    Per share data are based on average shares outstanding.
 ##    Ratios do not reflect reductions from fees paid indirectly.
### The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                                                                                NEW DISCOVERY SERIES
                                                     ---------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                        2004            2003            2002            2001            2000
                                                     -----------     -----------     -----------     -----------     -----------
INITIAL CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     12.69     $      9.38     $     14.10     $     15.98     $     16.89
                                                     -----------     -----------     -----------     -----------     -----------
Income from investment operations# --
  Net investment loss                                $     (0.08)    $     (0.06)    $     (0.07)    $     (0.07)    $     (0.07)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        1.03            3.37           (4.65)          (0.71)           0.15
                                                     -----------     -----------     -----------     -----------     -----------
      Total from investment operations               $      0.95     $      3.31     $     (4.72)    $     (0.78)    $      0.08
                                                     -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders --
  From net realized gain on investments and
    foreign currency transactions                    $        --     $        --     $        --     $     (0.97)    $     (0.99)
  In excess of net realized gain on investments
    and foreign currency transactions                         --              --              --           (0.13)             --
                                                     -----------     -----------     -----------     -----------     -----------
      Total distributions declared to shareholders   $        --     $        --     $        --     $     (1.10)    $     (0.99)
                                                     -----------     -----------     -----------     -----------     -----------
Net asset value -- end of period                     $     13.64     $     12.69     $      9.38     $     14.10     $     15.98
                                                     ===========     ===========     ===========     ===========     ===========
Total return***~                                            7.49%^         35.29%         (33.43)%         (5.12)%          0.34%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                0.99%           1.00%           0.98%           0.97%           0.99%
  Net investment loss                                      (0.65)%         (0.59)%         (0.59)%         (0.49)%         (0.43)%
Portfolio turnover                                           139%            100%             97%             64%             74%
Net assets at end of period (000 Omitted)            $   209,503     $   220,278     $   177,028     $   277,090     $   233,297

                                                                           NEW DISCOVERY SERIES
                                                     ------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------        PERIOD ENDED
                                                         2004            2003            2002        DECEMBER 31, 2001*
                                                     -----------     -----------     -----------     ------------------
SERVICE CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     12.61     $      9.34     $     14.08     $            13.36^^
                                                     -----------     -----------     -----------     ------------------
Income from investment operations# --
  Net investment loss                                $     (0.11)    $     (0.09)    $     (0.08)    $            (0.04)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        1.02            3.36           (4.66)                  0.76
                                                     -----------     -----------     -----------     ------------------
      Total from investment operations               $      0.91     $      3.27     $     (4.74)    $             0.72
                                                     -----------     -----------     -----------     ------------------
Net asset value -- end of period                     $     13.52     $     12.61     $      9.34     $            14.08
                                                     ===========     ===========     ===========     ==================
Total return***~                                            7.22%^         35.01%         (33.66)%                 5.39%^^++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                1.24%           1.24%           1.23%                  1.22%+
  Net investment loss                                      (0.89)%         (0.84)%         (0.78)%                (0.90)%+
Portfolio turnover                                           139%            100%             97%                    64%
Net assets at end of period (000 Omitted)            $   104,256     $    71,049     $    34,691     $           10,085

   * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
 *** The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
   ^ The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transaction with Affiliates footnotes. The non-recurring accrual did not have a material impact on the net asset value per share based on the day the proceeds were recorded.
  ^^ The net asset value and total return previously reported as $13.55 and 3.91%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
   ~ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                                                                                     RESEARCH SERIES
                                                                  ------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------------
INITIAL CLASS SHARES                                                  2004              2003             2002
                                                                  -------------     -------------    -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $       13.84     $       11.14    $       14.93
                                                                  -------------     -------------    -------------
Income from investment operations#  --
  Net investment income                                           $        0.08     $        0.11    $        0.08
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                       2.09              2.69            (3.82)
                                                                  -------------     -------------    -------------
      Total from investment operations                            $        2.17     $        2.80    $       (3.74)
                                                                  -------------     -------------    -------------
Less distributions declared to shareholders --
  From net investment income                                      $       (0.13)    $       (0.10)   $       (0.05)
  From net realized gain on investments and foreign currency
    transactions                                                             --                --               --
  In excess of net realized gain on investments and foreign
    currency transactions                                                    --                --               --
                                                                  -------------     -------------    -------------
      Total distributions declared to shareholders                $       (0.13)    $       (0.10)   $       (0.05)
                                                                  -------------     -------------    -------------
Net asset value -- end of period                                  $       15.88     $       13.84    $       11.14
                                                                  =============     =============    =============
Total return~~^                                                           15.83%^^^         25.32%^^        (25.11)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               0.80%             0.80%            0.78%
  Net investment income                                                    0.53%             0.93%            0.61%
Portfolio turnover                                                          118%              124%              98%
Net assets at end of period (000 Omitted)                         $     432,318     $     466,139    $     458,394

                                                                           RESEARCH SERIES
                                                                  -------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                                  -------------------------------
INITIAL CLASS SHARES                                                  2001             2000
                                                                  -------------    --------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $       23.65    $        27.61
                                                                  -------------    --------------
Income from investment operations# --
  Net investment income                                           $        0.05    $         0.01
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                      (4.54)            (0.99)
                                                                  -------------    --------------
      Total from investment operations                            $       (4.49)   $        (0.98)
                                                                  -------------    --------------
Less distributions declared to shareholders --
  From net investment income                                      $       (0.01)   $        (0.03)
  From net realized gain on investments and foreign currency
    transactions                                                          (4.19)            (2.95)
  In excess of net realized gain on investments and foreign
    currency transactions                                                 (0.03)               --
                                                                  -------------    --------------
      Total distributions declared to shareholders                $       (4.23)   $        (2.98)
                                                                  -------------    --------------
Net asset value -- end of period                                  $       14.93    $        23.65
                                                                  =============    ==============
Total return~~^                                                          (21.40)%           (4.10)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               0.76%             0.74%
  Net investment income                                                    0.28%             0.03%
Portfolio turnover                                                           89%               95%
Net assets at end of period (000 Omitted)                         $     826,315    $    1,209,927

                                                                                       RESEARCH SERIES
                                                                  -----------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------      PERIOD ENDED
SERVICE CLASS SHARES                                                 2004            2003            2002      December 31, 2001**
                                                                  -----------     -----------    -----------   -------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $     13.77     $     11.09    $     14.91      $     15.10***
                                                                  -----------     -----------    -----------      -----------
Income from investment operations# --
  Net investment income                                           $      0.04     $      0.08    $      0.06      $      0.01
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                     2.08            2.68          (3.83)           (0.20)
                                                                  -----------     -----------    -----------      -----------
      Total from investment operations                            $      2.12     $      2.76    $     (3.77)     $     (0.19)
                                                                  -----------     -----------    -----------      -----------
Less distributions declared to shareholders --
  From net investment income                                      $     (0.11)    $     (0.08)   $     (0.05)     $        --
                                                                  -----------     -----------    -----------      -----------
Net asset value -- end of period                                  $     15.78     $     13.77    $     11.09      $     14.91
                                                                  ===========     ===========    ===========      ===========
Total return~~^                                                         15.54%^^^       25.01%^^      (25.36)%          (1.26)%++***
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             1.05%           1.05%          1.03%            1.01%+
  Net investment income                                                  0.30%           0.67%          0.48%            0.17%+
Portfolio turnover                                                        118%            124%            98%              89%
Net assets at end of period (000 Omitted)                         $    25,315     $    16,010    $     7,134      $     3,109

 ** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
*** The net asset value and total return previously reported as $15.42 and (3.31)%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from the inception date, the date the share class was first available to public shareholders.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
 ~~ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
 ^^ The series' net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.06 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, total return for the year ended December 31, 2003 would have been 0.52% lower.

^^^ The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes in the series' annual report to shareholders. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were recorded.

  ^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                                                                            RESEARCH INTERNATIONAL SERIES
                                                     ---------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                         2004            2003            2002            2001            2000
                                                     -----------     -----------     -----------     -----------     -----------
INITIAL CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     12.01     $      9.03     $     10.22     $     12.70     $     14.59
                                                     -----------     -----------     -----------     -----------     -----------
Income from investment operations# --
  Net investment income                              $      0.14     $      0.08     $      0.06     $      0.04     $      0.19
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        2.39            2.96           (1.23)          (2.27)          (1.30)
                                                     -----------     -----------     -----------     -----------     -----------
Total from investment operations                     $      2.53     $      3.04     $     (1.17)    $     (2.23)    $     (1.11)
                                                     -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders --
  From net investment income                         $     (0.06)    $     (0.06)    $     (0.02)    $     (0.09)    $     (0.00)+++
  From net realized gain on investments and
    foreign currency transactions                             --              --              --           (0.12)          (0.78)
  In excess of net realized gain on investments
    and foreign currency transactions                         --              --              --           (0.04)             --
                                                     -----------     -----------     -----------     -----------     -----------
      Total distributions declared to shareholders   $     (0.06)    $     (0.06)    $     (0.02)    $     (0.25)    $     (0.78)
                                                     -----------     -----------     -----------     -----------     -----------
Net asset value -- end of period                     $     14.48     $     12.01     $      9.03     $     10.22     $     12.70
                                                     ===========     ===========     ===========     ===========     ===========
Total return***~                                           21.20%          33.86%         (11.44)%        (17.76)%         (7.95)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                1.10%           1.30%           1.26%           1.26%           1.28%
  Net investment income                                     1.11%           0.83%           0.61%           0.36%           1.43%
Portfolio turnover                                           102%             97%            136%            145%            110%
Net assets at end of period (000 Omitted)            $    86,526     $    74,262     $    62,555     $    80,738     $    82,945

                                                                       RESEARCH INTERNATIONAL SERIES
                                                     ------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------        PERIOD ENDED
                                                        2004            2003            2002         DECEMBER 31, 2001*
                                                     -----------     -----------     -----------     ------------------
SERVICE CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     11.95     $      9.00     $     10.21     $            10.76**
                                                     -----------     -----------     -----------     ------------------
Income from investment operations# --
  Net investment income (loss)                       $      0.10     $      0.03     $      0.03     $            (0.03)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        2.39            2.96           (1.22)                 (0.52)
                                                     -----------     -----------     -----------     ------------------
      Total from investment operations               $      2.49     $      2.99     $     (1.19)    $            (0.55)
                                                     -----------     -----------     -----------     ------------------
Less distributions declared to shareholders from
  net investment income --                           $     (0.05)    $     (0.04)    $     (0.02)    $               --
                                                     -----------     -----------     -----------     ------------------
Net asset value -- end of period                     $     14.39     $     11.95     $      9.00     $            10.21
                                                     ===========     ===========     ===========     ==================
Total return***~                                           20.96%          33.40%         (11.66)%                (5.11)%++**
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                1.36%           1.57%           1.51%                  1.51%+
  Net investment income (loss)                              0.78%           0.33%           0.35%                 (0.81)%+
Portfolio turnover                                           102%             97%            136%                   145%
Net assets at end of period (000 Omitted)            $    61,087     $    27,282     $     5,783     $            2,537

   * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  ** The net asset value and total return previously reported as $10.81 and (5.55)%, respectively, have been revised to reflect the net asset value from the day prior to the class inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01.
   #  Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
 *** The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
   ~ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                                                                               STRATEGIC GROWTH SERIES
                                                     ---------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                        2004            2003            2002            2001            2000
                                                     -----------     -----------     -----------     -----------     -----------
INITIAL CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $      7.18     $      5.63     $      8.05     $     10.91     $     12.13
                                                     -----------     -----------     -----------     -----------     -----------
Income from investment operations# --
  Net investment income (loss)                       $      0.02     $     (0.00)+++ $     (0.01)    $     (0.01)    $     (0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        0.47            1.55           (2.41)          (2.65)          (1.20)
                                                     -----------     -----------     -----------     -----------     -----------
      Total from investment operations               $      0.49     $      1.55     $     (2.42)    $     (2.66)    $     (1.21)
                                                     -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders --
  From net investment income                         $        --     $        --     $        --     $        --     $     (0.01)
  From net realized gain on investments and
    foreign currency transactions                    $        --     $        --     $        --     $     (0.20)    $     (0.00)+++
                                                     -----------     -----------     -----------     -----------     -----------
      Total distributions declared to shareholders   $        --     $        --     $        --     $     (0.20)    $     (0.01)
                                                     -----------     -----------     -----------     -----------     -----------
Net asset value -- end of period                     $      7.67     $      7.18     $      5.63     $      8.05     $     10.91
                                                     ===========     ===========     ===========     ===========     ===========
Total return***~                                            6.82%          27.53%         (30.06)%        (24.65)%         (9.99)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                0.88%           0.91%           0.88%           0.86%           0.94%
  Net investment income (loss)                              0.31%          (0.01)%         (0.18)%         (0.11)%         (0.06)%
Portfolio turnover                                            74%             74%             98%            123%             86%
Net assets at end of period (000 Omitted)            $    45,471     $    47,910     $    38,486     $    74,471     $    86,823

                                                                          STRATEGIC GROWTH SERIES
                                                     ------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------        PERIOD ENDED
                                                        2004            2003            2002         DECEMBER 31, 2001*
                                                     -----------     -----------     -----------     ------------------
SERVICE CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $      7.14     $      5.62     $      8.05     $             7.95^
                                                     -----------     -----------     -----------     ------------------
Income from investment operations# --
  Net investment income (loss)                       $      0.01     $     (0.01)    $     (0.02)    $            (0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        0.46            1.53           (2.41)                  0.11++++
                                                     -----------     -----------     -----------     ------------------
      Total from investment operations               $      0.47     $      1.52     $     (2.43)    $             0.10
                                                     -----------     -----------     -----------     ------------------
Net asset value -- end of period                     $      7.61     $      7.14     $      5.62     $             8.05
                                                     ===========     ===========     ===========     ==================
Total return***~                                            6.58%          27.05%         (30.19)%                 1.26%++^
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                1.13%           1.16%           1.13%                  1.11%+
  Net investment income (loss)                              0.12%          (0.23)%         (0.38)%                (0.27)%+
Portfolio turnover                                            74%             74%             98%                   123%
Net assets at end of period (000 Omitted)            $    42,403     $    30,403     $     4,997     $            1,989

   * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01.
++++ The per share amount is not in accordance with net realized and unrealized gain/loss for the period because of the timing of sales of series shares, and the amount of per share realized and unrealized gains and losses at such time.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
 *** The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
   ^ The net asset value and total return previously reported as $8.21 and (1.95)%, respectively, have been revised to reflect the net asset value from the day prior prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.
   ~ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                                                                              STRATEGIC INCOME SERIES
                                                     ----------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------
                                                        2004           2003           2002           2001           2000
                                                     ----------     ----------     ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $    11.12     $    10.31     $    10.04     $    10.10     $    10.25
                                                     ----------     ----------     ----------     ----------     ----------
  Income from investment operations#~ --
  Net investment income                              $     0.61     $     0.59     $     0.57     $     0.67     $     0.79
Net realized and unrealized gain (loss) on
  investments and foreign currency                         0.23           0.71           0.16          (0.34)         (0.51)
                                                     ----------     ----------     ----------     ----------     ----------
      Total from investment operations               $     0.84     $     1.30     $     0.73     $     0.33     $     0.28
                                                     ----------     ----------     ----------     ----------     ----------

Less distributions declared to shareholders --
  From net investment income                         $    (0.54)    $    (0.49)    $    (0.46)    $    (0.35)    $    (0.43)
  From net realized gain on investments and
    foreign currency transactions                            --             --             --          (0.03)            --
  In excess of net realized gain on investments
   and foreign currency transactions                         --             --             --          (0.01)            --
                                                     ----------     ----------     ----------     ----------     ----------
      Total distributions declared to shareholders   $    (0.54)    $    (0.49)    $    (0.46)    $    (0.39)    $    (0.43)
                                                     ----------     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $    11.42     $    11.12     $    10.31     $    10.04     $    10.10
                                                     ==========     ==========     ==========     ==========     ==========
Total return###^^^                                         8.04%         12.89%          7.52%          3.31%          2.87%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.91%          0.90%          0.86%          1.01%          0.98%
  Net investment income~                                   5.55%          5.58%          5.74%          6.69%          7.90%
Portfolio turnover                                           74%           127%           137%           179%           107%
Net assets at end of period (000 Omitted)            $   66,248     $   67,547     $   56,980     $   47,813     $   33,323

                                                                       STRATEGIC INCOME SERIES
                                                     ------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------    PERIOD ENDED
                                                        2004           2003           2002     DECEMBER 31, 2001*
                                                     ----------     ----------     ----------  ------------------
SERVICE CLASS SHARES
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $    11.06     $    10.28     $    10.03     $     9.91
                                                     ----------     ----------     ----------     ----------
Income from investment operations#~ --
  Net investment income                              $     0.59     $     0.57     $     0.53     $     0.21
  Net realized and unrealized loss on investments
    and foreign currency                                   0.22           0.68           0.18          (0.09)
                                                     ----------     ----------     ----------     ----------
      Total from investment operations               $     0.81     $     1.25     $     0.71     $     0.12
                                                     ----------     ----------     ----------     ----------
Less distributions declared to shareholders --
  From net investment income                         $    (0.52)    $    (0.47)    $    (0.46)    $       --
                                                     ----------     ----------     ----------     ----------
Net asset value -- end of period                     $    11.35     $    11.06     $    10.28     $    10.03
                                                     ==========     ==========     ==========     ==========
Total return###^^^                                         7.83%         12.48%          7.31%          1.21%++^
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.16%          1.15%          1.11%          1.26%+
  Net investment income*                                   5.31%          5.36%          5.41%          6.00%+
Portfolio turnover                                           74%           127%           137%           179%
Net assets at end of period (000 Omitted)            $   24,184     $   21,008     $   12,979     $    2,585

  +    Annualized.
 ++    Not annualized.
  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  #    Per share data are based on average shares outstanding.
 ##    Ratios do not reflect expense reductions from fees paid indirectly.
### The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the toal return figures for all periods shown.
  * As required, effective January 1, 2001, the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.06%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  ^ The total return previously reported as 3.20%, has been revised to reflect the net asset value from the day prior to the class' inception date. The total return previously reported was from inception date, the date the share class was first available to public shareholders.
^^^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                                                                      STRATEGIC VALUE SERIES
                                                     ------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                                     ------------------------------         PERIOD ENDED
                                                         2004              2003          DECEMBER 31, 2002*
                                                     ------------      ------------      ------------------
INITIAL CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $      10.05      $       7.90      $            10.00
                                                     ------------      ------------      ------------------
Income from investment operations# --
  Net investment income~~                            $       0.11      $       0.07      $             0.07
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         1.63              2.09                   (2.17)
                                                     ------------      ------------      ------------------
      Total from investment operations               $       1.74      $       2.16      $            (2.10)
                                                     ------------      ------------      ------------------
Less distributions declared to shareholders
  From net investment income                         $      (0.04)     $      (0.01)     $               --
  From net realized gain on investments and
    foreign currency transactions                           (0.18)               --                      --
                                                     ------------      ------------      ------------------
      Total distributions declared to shareholders          (0.22)            (0.01)                     --
                                                     ------------      ------------      ------------------
Net asset value -- end of period                     $      11.57      $      10.05      $             7.90
                                                     ============      ============      ==================
Total return***~                                            18.05%            27.44%                 (21.00)%++
Ratios (to average net assets)/Supplemental
  data~~ :
  Expenses##                                                 0.99%             1.00%                   1.01%+
  Net investment income                                      1.05%             0.80%                   0.89%+
Portfolio turnover                                             70%               38%                     53%
Net assets at end of period (000 Omitted)            $          9      $          8      $                6

  ~~ The investment adviser contractually agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management fees, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

  Net investment income (loss)                       $       0.08      $       0.02      $            (0.35)
  Ratios (to average net assets):
      Expenses##                                             1.29%             1.59%                   6.20%+
      Net investment income (loss)                           0.75%             0.21%                  (4.30)%+

                                                                      STRATEGIC VALUE SERIES
                                                     ------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                                     ------------------------------         PERIOD ENDED
                                                         2004              2003          DECEMBER 31, 2002*
                                                     ------------      ------------      ------------------
SERVICE CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $      10.02      $       7.90      $            10.00
                                                     ------------      ------------      ------------------
Income from investment operations# --
  Net investment income~~                            $       0.09      $       0.05      $             0.06
  Net realized and unrealized gain (loss) on
   investments and foreign currency                          1.61              2.08                   (2.16)
                                                     ------------      ------------      ------------------
      Total from investment operations               $       1.70      $       2.13      $            (2.10)
                                                     ------------      ------------      ------------------
Less distributions declared to shareholders
  From net investment income                         $      (0.02)     $      (0.01)     $               --
  From net realized gain on investments and
    foreign currency transactions                           (0.18)               --                      --
                                                     ------------      ------------      ------------------
      Total distributions declared to shareholders          (0.20)            (0.01)                     --
                                                     ------------      ------------      ------------------
Net asset value -- end of period                     $      11.52      $      10.02      $             7.90
                                                     ============      ============      ==================
Total return***~                                            17.77%            27.01%                 (21.00)%++
Ratios (to average net assets)/Supplemental
  data~~ :
  Expenses##                                                 1.25%             1.25%                   1.26%+
  Net investment income                                      0.82%             0.56%                   0.81%+
Portfolio turnover                                             70%               38%                     53%
Net assets at end of period (000 Omitted)            $     11,597      $      8,199      $            1,072

  ~~ The investment adviser contractually agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management and distribution fees, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, net investment income per share and the ratios would have been:

  Net investment income                              $       0.05      $       0.00+++   $            (0.33)
  Ratios (to average net assets):
      Expenses##                                             1.55%             1.84%                   6.45%+
      Net investment income (loss)                           0.52%            (0.03)%                 (4.38)%+

   * For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 1999.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
 *** The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
   ~ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                                                                         TECHNOLOGY SERIES
                                           ----------------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                           -----------------------------------------------------------        PERIOD ENDED
                                              2004            2003            2002            2001         DECEMBER 31, 2000*
                                           -----------     -----------     -----------     -----------     ------------------
INITIAL CLASS
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period     $      4.10     $      2.82     $      5.22     $      8.52     $            10.00
                                           -----------     -----------     -----------     -----------     ------------------
Income from investment operations# --
  Net investment income (loss)~~           $     (0.01)    $     (0.02)    $     (0.02)    $     (0.02)    $             0.01
  Net realized and unrealized gain
    (loss) on investments and foreign
     currency                                     0.11            1.30           (2.38)          (3.28)                 (1.49)
                                           -----------     -----------     -----------     -----------     ------------------
      Total from investment operations     $      0.10     $      1.28     $     (2.40)    $     (3.30)    $            (1.48)
                                           -----------     -----------     -----------     -----------     ------------------
Less distributions declared to
  shareholders --
  From net investment income               $        --     $        --     $        --     $     (0.00)+++ $               --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    --              --              --              --                     --
                                           -----------     -----------     -----------     -----------     ------------------
      Total distributions declared to
        shareholders                       $        --     $        --     $        --     $     (0.00)+++ $               --
                                           -----------     -----------     -----------     -----------     ------------------
Net asset value -- end of period           $      4.20     $      4.10     $      2.82     $      5.22     $             8.52
                                           ===========     ===========     ===========     ===========     ==================
Total return***~                                  2.44%^^        45.39%         (45.98)%        (38.87)%               (14.60)%++
Ratios (to average net
  assets)/Supplemental data~~ :
  Expenses##                                      1.01%           1.06%           0.91%           0.90%                  1.02%+
  Net investment income (loss)                   (0.21)%         (0.65)%         (0.61)%         (0.39)%                 0.09%+
Portfolio turnover                                 110%            191%            210%            310%                   271%
Net assets at end of period
  (000 Omitted)                            $    23,069     $    28,376     $    14,020     $    33,855     $           31,907

  ~~ The investment adviser
     contractually agreed under a
     temporary expense agreement to pay
     all of the series' operating
     expenses, exclusive of management
     fees, in excess of 0.25% of average
     daily net assets. To the extent
     actual expenses were over this
     limitation, the net investment
     income (loss) per share and the
     ratios would have been:

  Net investment loss                      $     (0.01)    $     (0.02)    $        --     $        --     $            (0.00)+++
  Ratios (to average net assets):
  Expenses##                                      1.11%           1.09%             --              --                   1.16%+
  Net investment loss                            (0.31)%         (0.68)%            --              --                  (0.05)%+

                                                                             TECHNOLOGY SERIES
                                                     ------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------        PERIOD ENDED
                                                        2004            2003            2002         DECEMBER 31, 2001**
                                                     -----------     -----------     -----------     -------------------
SERVICE CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $      4.07     $      2.80     $      5.22     $              5.00^^^
                                                     -----------     -----------     -----------     -------------------
Income from investment operations# --
  Net investment loss~~                              $     (0.02)    $     (0.03)    $     (0.03)    $             (0.02)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        0.10            1.30           (2.39)                   0.24
                                                     -----------     -----------     -----------     -------------------
      Total from investment operations               $      0.08     $      1.27     $     (2.42)    $              0.22
                                                     -----------     -----------     -----------     -------------------
Net asset value -- end of period                     $      4.15     $      4.07     $      2.80     $              5.22
                                                     ===========     ===========     ===========     ===================
Total return***~                                            1.97%^^        45.36%         (46.36)%                  4.40%++^^^
Ratios (to average net assets)/Supplemental
  data~~ :
  Expenses##                                                1.26%           1.30%           1.16%                   1.15%+
  Net investment loss                                      (0.45)%         (0.91)%         (0.85)%                 (0.90)%+
Portfolio turnover                                           110%            191%            210%                    310%
Net assets at end of period (000 Omitted)            $     3,636     $     4,094     $     1,509     $               947

  ~~ The investment adviser contractually agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management and distribution and service fees, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

   Net investment loss                               $     (0.02)    $     (0.03)    $        --     $                --
   Ratios (to average net assets):
      Expenses##                                            1.36%           1.33%             --                      --
      Net investment loss                                  (0.55)%         (0.94)%            --                      --

   * For the period from the commencement of the series' investment operations, June 16, 2000, through December 31, 2000. **For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $(0.01).
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
 *** The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

  ^^ The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes in the series' annual report to shareholders. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.

 ^^^ The net asset value and total return previously reported as $5.32 and (1.88)%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.

   ~ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                                                                                 TOTAL RETURN SERIES
                                                                  ------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------------
INITIAL CLASS SHARES                                                  2004              2003             2002
                                                                  -------------     -------------    -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $       18.00     $       15.90    $       17.95
                                                                  -------------     -------------    -------------
Income from investment operations#~ --
  Net investment income                                           $        0.48     $        0.42    $        0.50
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                       1.53              2.24            (1.44)
                                                                  -------------     -------------    -------------
      Total from investment operations                            $        2.01     $        2.66    $       (0.94)
                                                                  -------------     -------------    -------------
Less distributions declared to shareholders --
  From net investment income                                      $       (0.46)    $       (0.56)   $       (0.55)
  From net realized gain on investments and foreign currency
    transactions                                                             --                --            (0.47)
  In excess of net realized gain on investments and foreign
    currency transactions                                                    --                --            (0.09)
                                                                  -------------     -------------    -------------
      Total distributions declared to shareholders                $       (0.46)    $       (0.56)   $       (1.11)
                                                                  -------------     -------------    -------------
Net asset value -- end of period                                  $       19.55     $       18.00    $       15.90
                                                                  =============     =============    =============
Total return~~^                                                           11.47%^^^         17.15%           (5.69)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               0.70%             0.71%            0.70%
  Net investment income (loss)~                                            2.60%             2.52%            2.95%
Portfolio turnover                                                           67%               65%              82%
Net assets at end of period (000 Omitted)                         $   1,571,550     $   1,618,983    $   1,571,494

                                                                        TOTAL RETURN SERIES
                                                                  ------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                  ------------------------------
INITIAL CLASS SHARES                                                  2001             2000
                                                                  -------------    -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $       19.69    $       18.76
                                                                  -------------    -------------
Income from investment operations#~ --
  Net investment income                                           $        0.57    $        0.66
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                      (0.46)            2.20
                                                                  -------------    -------------
      Total from investment operations                            $        0.11    $        2.86
                                                                  -------------    -------------
Less distributions declared to shareholders --
  From net investment income                                      $       (0.66)   $       (0.71)
  From net realized gain on investments and foreign currency
    transactions                                                          (1.19)           (1.22)
  In excess of net realized gain on investments and foreign
    currency transactions                                                    --               --
                                                                  -------------    -------------
      Total distributions declared to shareholders                $       (1.85)   $       (1.93)
                                                                  -------------    -------------
Net asset value -- end of period                                  $       17.95    $       19.69
                                                                  =============    =============
Total return~~^                                                            0.52%           16.77%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               0.70%            0.70%
  Net investment income (loss)~                                            3.13%            3.60%
Portfolio turnover                                                          101%              94%
Net assets at end of period (000 Omitted)                         $   1,872,185    $   1,841,586

                                                                                      TOTAL RETURN SERIES
                                                                  -----------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------      PERIOD ENDED
SERVICE CLASS SHARES                                                 2004            2003           2002       DECEMBER 31, 2001**
                                                                  -----------     -----------    -----------   -------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $     17.92     $     15.85    $     17.93      $     17.85***
                                                                  -----------     -----------    -----------      -----------
Income from investment operations#~~~ --
  Net investment income                                           $      0.43     $      0.36    $      0.45      $      0.33
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                     1.51            2.24          (1.43)           (0.25)
                                                                  -----------     -----------    -----------      -----------
Total from investment operations                                  $      1.94     $      2.60    $     (0.98)     $      0.08
                                                                  -----------     -----------    -----------      -----------
Less distributions declared to shareholders from net investment income --
  From net investment income                                      $     (0.43)    $     (0.53)   $     (0.54)     $        --
  From net realized gain on investments and foreign currency
    transactions                                                           --              --          (0.47)              --
  In excess of net realized gain on investments and foreign
    currency transactions                                                  --              --          (0.09)              --
                                                                  -----------     -----------    -----------      -----------
      Total distributions declared to shareholders                $     (0.43)    $     (0.53)   $     (1.10)     $        --
                                                                  -----------     -----------    -----------      -----------
Net asset value -- end of period                                  $     19.43     $     17.92    $     15.85      $     17.93
                                                                  ===========     ===========    ===========      ===========
Total return~~^                                                         11.14%^^^       16.83%         (5.88)%           0.45%++***
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             0.95%           0.95%          0.95%            0.97%+
  Net investment income~~~                                               2.39%           2.20%          2.77%            2.35%+
Portfolio turnover                                                         67%             65%            82%             101%
Net assets at end of period (000 Omitted)                         $   548,069     $   300,220    $   152,768      $    39,015

 ** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
*** The net asset value and total return previously reported as $17.94 and (0.06)% respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from the inception date, the date the share class was first available to public shareholders.
  +  Annualized.
 ++  Not annualized.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
 ~~ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
 ~ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01 and decrease the ratio of net investment income to average net assets by 0.05%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
~~~ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $0.05, increase net realized and unrealized gains and losses per share by less than $0.05 and decrease the ratio of net investment income to average net assets by 0.38%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

^^^ The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes in the series' annual report to shareholders. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding the day the proceeds were recorded.

  ^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                                                                                    UTILITIES SERIES
                                                                  --------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                                  --------------------------------------------------
INITIAL CLASS SHARES                                                  2004                2003             2002
                                                                  -------------       -------------    -------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $       12.23       $        9.28    $       12.61
                                                                  -------------       -------------    -------------
Income (loss) from investment operations#~ --
  Net investment income                                           $        0.30       $        0.24    $        0.26
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                       3.34                3.05            (3.22)
                                                                  -------------       -------------    -------------
      Total from investment operations                            $        3.64       $        3.29    $       (2.96)
                                                                  -------------       -------------    -------------
Less distributions declared to shareholders --
  From net investment income                                      $       (0.26)      $       (0.34)   $       (0.37)
  From net realized gain on investments and foreign currency
    transactions                                                             --                  --               --
  In excess of net investment income                                         --                  --               --
  In excess of net realized gain on investments and foreign
    currency transactions                                                    --                  --               --
                                                                  -------------       -------------    -------------
      Total distributions declared to shareholders                $       (0.26)      $       (0.34)   $       (0.37)
                                                                  -------------       -------------    -------------
Net asset value -- end of period                                  $       15.61       $       12.23    $        9.28
                                                                  =============       =============    =============
Total return~~^                                                           30.37%^^^*          36.26%          (23.87)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               0.84%               0.84%            0.82%
  Net investment income^                                                   2.25%               2.28%            2.55%
Portfolio turnover                                                          103%                134%              79%
Net assets at end of period (000 Omitted)                         $     328,541       $     287,648    $     241,772

                                                                        TOTAL RETURN SERIES
                                                                  -------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                  --------------------------------
INITIAL CLASS SHARES                                                   2001                2000
                                                                  -------------      ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                            $       19.08      $       19.84
                                                                  -------------      -------------
Income (loss) from investment operations#~ --
  Net investment income                                           $        0.35      $        0.80
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                      (4.46)              0.49
                                                                  -------------      -------------
      Total from investment operations                            $       (4.11)     $        1.29
                                                                  -------------      -------------
Less distributions declared to shareholders --
  From net investment income                                      $       (0.63)     $       (0.24)
  From net realized gain on investments and foreign currency
    transactions                                                          (1.71)             (1.81)
  In excess of net investment income                                      (0.00)+++             --
  In excess of net realized gain on investments and foreign
    currency transactions                                                 (0.02)                --
                                                                  -------------      -------------
      Total distributions declared to shareholders                $       (2.36)     $       (2.05)
                                                                  -------------      -------------
Net asset value -- end of period                                  $       12.61      $       19.08
                                                                  =============      =============
Total return~~^                                                          (24.34)%             7.00%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               0.78%              0.80%
  Net investment income~                                                   2.25%              4.11%
Portfolio turnover                                                          104%               118%
Net assets at end of period (000 Omitted)                         $     467,632      $     622,564

                                                                                       UTILITIES SERIES
                                                                 ------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                                 -------------------------------------------      PERIOD ENDED
SERVICE CLASS SHARES                                                 2004             2003          2002       DECEMBER 31, 2001**
                                                                 -----------       -----------   -----------   -------------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                           $     12.18       $      9.24   $     12.59      $     13.87***
                                                                 -----------       -----------   -----------      -----------
Income (loss) from investment operations#~~~ --
  Net investment income                                          $      0.26       $      0.20   $      0.24      $      0.08
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                    3.32              3.06         (3.22)           (1.36)
                                                                 -----------       -----------   -----------      -----------
      Total from investment operations                           $      3.58       $      3.26   $     (2.98)     $     (1.28)
                                                                 -----------       -----------   -----------      -----------
Less distributions declared to shareholders from net investment
  income                                                         $     (0.23)      $     (0.32)  $     (0.37)     $        --
                                                                 -----------       -----------   -----------      -----------
Net asset value -- end of period                                 $     15.53       $     12.18   $      9.24      $     12.59
                                                                 ===========       ===========   ===========      ===========
Total return~~^                                                        30.01%^^^*        36.03%       (24.09)%          (9.23)%++***
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                            1.09%             1.09%         1.07%            1.05%+
  Net investment income ~~~                                             2.01%             1.95%         2.41%            1.60%+
Portfolio turnover                                                       103%              134%           79%             104%
Net assets at end of period (000 Omitted)                        $    32,599       $    22,555   $    12,763      $     7,919

 ** For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
*** The net asset value and total return previously reported as $14.01 and (10.14)%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were as of, the date the share class was first available to public shareholders.
  +  Annualized.
 ++  Not annualized.
+++ Per share amount was less than $0.01.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from fees paid indirectly.
 ~~ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  * The series' total return calculation includes a net increase from gains realized on the disposal of investments in violation of restrictions. The gains resulted in an increase in net asset value of $0.00278 per share based on shares outstanding on the day the gains were realized. Excluding the offset of these gains from the series' ending net asset value per share, the total returns for the year ended December 31, 2004 would have been approximately 30.35% and 29.99% for the Initial Class shares and the Service Class shares, respectively.
  ~ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.03%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
~~~ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.02%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

^^^ The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes in the series' annual report to shareholders. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding the day the proceeds were recorded.

  ^ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

                                                                                     VALUE SERIES
                                                     ---------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------------
                                                        2004            2003            2002            2001            2000
                                                     -----------     -----------     -----------     -----------     -----------
INITIAL CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     13.61     $     11.05     $     12.88     $     14.45     $     11.21
                                                     -----------     -----------     -----------     -----------     -----------
Income from investment operations# --
  Net investment income (loss)                       $      0.21     $      0.19     $      0.19     $      0.17     $      0.20
  Net realized and unrealized gain (loss) on
   investments and foreign currency                         1.87            2.56           (1.93)          (0.55)           3.16
                                                     -----------     -----------     -----------     -----------     -----------
      Total from investment operations               $      2.08     $      2.75     $     (1.74)    $     (0.38)    $      3.36
                                                     -----------     -----------     -----------     -----------     -----------
Less distributions declared to shareholders --
  From net investment income                         $     (0.18)    $     (0.19)    $     (0.09)    $     (0.75)    $     (0.07)
  From net realized gain on investments and
    foreign currency transactions                             --              --              --           (0.42)          (0.05)
  In excess of net realized gain on investments
    and foreign currency transactions                         --              --              --           (0.02)             --
                                                     -----------     -----------     -----------     -----------     -----------
      Total distributions declared to shareholders   $     (0.18)    $     (0.19)    $     (0.09)    $     (1.19)    $     (0.12)
                                                     -----------     -----------     -----------     -----------     -----------
Net asset value -- end of period                     $     15.51     $     13.61     $     11.05     $     12.88     $     14.45
                                                     ===========     ===========     ===========     ===========     ===========
Total return***~                                           15.52%^^        25.31%         (13.58)%         (7.46)%         30.25%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                0.83%           0.84%           0.83%           0.85%           0.87%
  Net investment income (loss)                              1.53%           1.65%           1.57%           1.31%           1.66%
Portfolio turnover                                            36%             57%             51%             63%             85%
Net assets at end of period (000 Omitted)            $   339,705     $   310,818     $   266,892     $   288,239     $   124,221

                                                                               VALUE SERIES
                                                     ------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------        PERIOD ENDED
                                                        2004            2003            2002         DECEMBER 31, 2001*
                                                     -----------     -----------     -----------     ------------------
SERVICE CLASS
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     13.56     $     11.01     $     12.86     $            13.00^
                                                     -----------     -----------     -----------     ------------------
Income from investment operations# --
  Net investment income (loss)                       $      0.18     $      0.16     $      0.17     $             0.05
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        1.85            2.56           (1.93)                 (0.19)
                                                     -----------     -----------     -----------     ------------------
      Total from investment operations               $      2.03     $      2.72     $     (1.76)    $            (0.14)
                                                     -----------     -----------     -----------     ------------------
Less distributions declared to shareholders --
  From net investment income                         $     (0.16)    $     (0.17)    $     (0.09)    $               --
                                                     -----------     -----------     -----------     ------------------
Net asset value -- end of period                     $     15.43     $     13.56     $     11.01     $            12.86
                                                     ===========     ===========     ===========     ==================
Total return***~                                           15.18%^^        25.09%         (13.77)%                (1.08)%++^
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                1.08%           1.09%           1.08%                  1.11%+
  Net investment income (loss)                              1.28%           1.39%           1.41%                  1.00%+
Portfolio turnover                                            36%             57%             51%                    63%
Net assets at end of period (000 Omitted)            $   119,496     $    83,780     $    46,646     $           16,481

   * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
 *** The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
   ^ The net asset value and total return previously reported as $13.12 and (1.98)%, respectively, have been revised to reflect the net asset value from the day prior to the class' inception date. The net asset value and total return previously reported were from inception date, the date the share class was first available to public shareholders.

  ^^ The series' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, as described in the Legal Proceedings and Transactions with Affiliates footnotes in the series' annual report to shareholders. The non-recurring accrual did not have a material impact on net asset value per share based on the shares outstanding on the day the proceeds were recorded.

   ~ From time to time the series may receive proceeds from the settlement of a class action lawsuit, without which performance would be lower.

----------
APPENDIX A
----------

o   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective, the series may engage in any of the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the series' investment objective and, with respect to the Money Market Series, the rules governing money market funds.
    Investment techniques and practices which the series will use or currently anticipates using are denoted by a check
    (x) mark. However, the series may not use all of these techniques and practices. Investment techniques and practices which the series does not currently anticipate using but which the series reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES
    ...................................................................................................................
    SYMBOLS     x series uses, or currently      -- permitted, but series does not currently
                  anticipates using                  anticipate using
    -------------------------------------------------------------------------------------------------------------------

                                                                                CAPITAL           CAPITAL         CORE
                                                                    BOND      APPRECIATION     OPPORTUNITIES      EQUITY
                                                                   SERIES        SERIES           SERIES          SERIES
                                                                   ------     ------------     -------------      ------
    Debt Securities
      Asset-Backed Securities
        Collateralized Mortgage Obligations and Multiclass
          Pass-Through Securities                                     x             --                --             --
        Corporate Asset-Backed Securities                             x             --                --             --
        Mortgage Pass-Through Securities                              x             --                --             --
        Stripped Mortgage-Backed                                      x             --                --             --
      Corporate Securities                                            x              x                 x             --
      Loans and Other Direct Indebtedness                             x             --                --             --
      Lower Rated Bonds                                               x              x                 x             --
      Municipal Bonds                                                 x             --                --             --
      U.S. Government Securities                                      x              x                 x              x
      Variable and Floating Rate Obligations                          x              x                 x              x
      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds        x              x                 x             --
    Equity Securities                                                 x              x                 x              x
    Foreign Securities Exposure
      Brady Bonds                                                     x              x                 x             --
      Depositary Receipts                                             x              x                 x              x
      Dollar-Denominated Foreign Debt Securities                      x              x                --              x
      Emerging Markets                                                x              x                 x              x
      Foreign Securities                                              x              x                 x              x
    Forward Contracts                                                 x              x                 x              x
    Futures Contracts                                                 x              x                 x              x
    Indexed Securities/Structured Products                            x              x                --              x
    Inverse Floating Rate Obligations                                --             --                --             --
    Investment in Other Investment Companies
      Open-End Funds                                                  x              x                 x              x
      Closed-End Funds                                                x              x                 x              x
    Lending of Portfolio Securities                                   x              x                 x              x
    Leveraging Transactions
      Bank Borrowings                                                --             --                --             --
      Mortgage "Dollar-Roll" Transactions                             x              x                 x              x
      Reverse Repurchase Agreements                                  --             --                --              x
    Options
      Options on Foreign Currencies                                   x              x                 x              x
      Options on Futures Contracts                                    x              x                 x              x
      Options on Securities                                           x              x                 x              x
      Options on Stock Indices                                       --              x                 x              x
      Reset Options                                                  --             --                --              x
      "Yield Curve" Options                                           x             --                --              x
    Repurchase Agreements                                             x              x                 x              x
    Short Sales                                                      --              x                 x              x
    Short Term Instruments                                            x              x                 x              x
    Swaps and Related Derivative
    Instruments                                                       x             --                --              x
    Temporary Borrowings                                              x              x                 x              x
    Temporary Defensive Positions                                     x              x                 x              x
    "When-Issued" Securities                                          x              x                 x              x

    INVESTMENT TECHNIQUES/PRACTICES
    ...................................................................................................................
    SYMBOLS     x series uses, or currently      -- permitted, but series does not currently
                  anticipates using                  anticipate using
    -------------------------------------------------------------------------------------------------------------------
                                                                  EMERGING
                                                                  EMERGING        MARKETS          GLOBAL        GLOBAL
                                                                   GROWTH         EQUITY         GOVERNMENTS     GROWTH
                                                                   SERIES         SERIES           SERIES        SERIES
                                                                  --------        -------        -----------     ------
    Debt Securities
      Asset-Backed Securities
        Collateralized Mortgage Obligations and Multiclass
          Pass-Through Securities                                    --             --                --             --
        Corporate Asset-Backed Securities                            --             --                --             --
        Mortgage Pass-Through Securities                             --             --                 x             --
        Stripped Mortgage-Backed Securities                          --             --                 x             --
      Corporate Securities                                            x              x                --              x
      Loans and Other Direct Indebtedness                            --             --                 x             --
      Lower Rated Bonds                                               x              x                 x              x
      Municipal Bonds                                                --             --                 x             --
      U.S. Government Securities                                      x              x                 x              x
      Variable and Floating Rate Obligations                          x              x                 x              x
      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds        x              x                 x              x
    Equity Securities                                                 x              x                 x              x
    Foreign Securities Exposure
      Brady Bonds                                                    --              x                 x             --
      Depositary Receipts                                             x              x                 x              x
      Dollar-Denominated Foreign Debt Securities                     --              x                 x             --
      Emerging Markets                                                x              x                 x              x
      Foreign Securities                                              x              x                 x              x
    Forward Contracts                                                 x              x                 x              x
    Futures Contracts                                                 x              x                 x              x
    Indexed Securities/Structured Products                           --              x                 x             --
    Inverse Floating Rate Obligations                                --             --                 x             --
    Investment in Other Investment Companies
      Open-End Funds                                                  x              x                 x              x
      Closed-End Funds                                                x              x                 x              x
    Lending of Portfolio Securities                                   x              x                 x              x
    Leveraging Transactions
      Bank Borrowings                                                --             --                --             --
      Mortgage "Dollar-Roll" Transactions                             x             --                --              x
      Reverse Repurchase Agreements                                  --             --                --             --
    Options
      Options on Foreign Currencies                                   x              x                 x              x
      Options on Futures Contracts                                    x              x                 x              x
      Options on Securities                                           x              x                 x              x
      Options on Stock Indices                                        x              x                 x              x
      Reset Options                                                  --             --                 x             --
      "Yield Curve" Options                                          --             --                 x             --
    Repurchase Agreements                                             x              x                 x              x
    Short Sales                                                       x              x                --              x
    Short Term Instruments                                            x              x                 x              x
    Swaps and Related Derivative Instruments                         --             --                 x             --
    Temporary Borrowings                                              x              x                 x              x
    Temporary Defensive Positions                                     x              x                 x              x
    "When-Issued" Securities                                          x              x                 x              x

    INVESTMENT TECHNIQUES/PRACTICES
    ...................................................................................................................
    SYMBOLS     x series uses, or currently      -- permitted, but series does not currently
                  anticipates using                  anticipate using
    -------------------------------------------------------------------------------------------------------------------

                                                                        GLOBAL
                                                                         TOTAL         GOVERNMENT             HIGH
                                                                        RETURN         SECURITIES            YIELD
                                                                        SERIES           SERIES             SERIES
                                                                        ------           ------             -------

   Debt Securities
     Asset-Backed Securities
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                            x                x                    x
       Corporate Asset-Backed Securities                                    x               --                    x
       Mortgage Pass-Through Securities                                     x                x                    x
       Stripped Mortgage-Backed Securities                                 --               --                   --
     Corporate Securities                                                   x               --                    x
     Loans and Other Direct Indebtedness                                    x               --                    x
     Lower Rated Bonds                                                      x               --                    x
     Municipal Bonds                                                        x               --                   --
     U.S. Government Securities                                             x                x                    x
     Variable and Floating Rate Obligations                                 x                x                    x
     Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds               x                x                    x
   Equity Securities                                                        x               --                    x
   Foreign Securities Exposure
     Brady Bonds                                                            x               --                    x
     Depositary Receipts                                                    x               --                   --
     Dollar-Denominated Foreign Debt Securities                             x               --                    x
     Emerging Markets                                                       x               --                    x
     Foreign Securities                                                     x               --                    x
   Forward Contracts                                                        x               --                    x
   Futures Contracts                                                        x                x                    x
   Indexed Securities/Structured Products                                   x                x                    x
   Inverse Floating Rate Obligations                                        x               --                   --
   Investment in Other Investment Companies
     Open-End Funds                                                         x                x                    x
     Closed-End Funds                                                       x                x                    x
   Lending of Portfolio Securities                                          x                x                    x
   Leveraging Transactions
     Bank Borrowings                                                       --               --                   --
     Mortgage "Dollar-Roll" Transactions                                    x                x                    x
     Reverse Repurchase Agreements                                         --               --                   --
   Options
     Options on Foreign Currencies                                          x               --                   --
     Options on Futures Contracts                                           x                x                   --
     Options on Securities                                                  x                x                    x
     Options on Stock Indices                                               x               --                    x
     Reset Options                                                          x               --                   --
     "Yield Curve" Options                                                  x               --                   --
   Repurchase Agreements                                                    x                x                    x
   Short Sales                                                              x               --                   --
   Short Term Instruments                                                   x                x                    x
   Swaps and Related Derivative Instruments                                 x               --                    x
   Temporary Borrowings                                                     x                x                    x
   Temporary Defensive Positions                                            x                x                    x
   "When-Issued" Securities                                                 x                x                    x

    INVESTMENT TECHNIQUES/PRACTICES
    ...................................................................................................................
    SYMBOLS     x series uses, or currently      -- permitted, but series does not currently
                  anticipates using                  anticipate using
    -------------------------------------------------------------------------------------------------------------------
                                                                                                          MASSACHUSETTS
                                                                                                            INVESTORS
                                                                      INTERNATIONAL    INTERNATIONAL         GROWTH
                                                                         GROWTH           VALUE               STOCK
                                                                         SERIES           SERIES              SERIES
                                                                      -------------    -------------       -------------

   Debt Securities
     Asset-Backed Securities
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                           --                x                   --
       Corporate Asset-Backed Securities                                   --               --                   --
       Mortgage Pass-Through Securities                                    --                x                   --
       Stripped Mortgage-Backed Securities                                 --               --                   --
     Corporate Securities                                                   x                x                   --
     Loans and Other Direct Indebtedness                                    x                x                   --
     Lower Rated Bonds                                                     --                x                   --
     Municipal Bonds                                                       --               --                   --
     U.S. Government Securities                                             x                x                   --
     Variable and Floating Rate Obligations                                 x                x                    x
     Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds               x                x                   --
   Equity Securities                                                        x                x                    x
   Foreign Securities Exposure
     Brady Bonds                                                            x                x                   --
     Depositary Receipts                                                    x                x                    x
     Dollar-Denominated Foreign Debt Securities                            --                x                   --
     Emerging Markets                                                       x                x                    x
     Foreign Securities                                                     x                x                    x
   Forward Contracts                                                        x                x                    x
   Futures Contracts                                                        x                x                    x
   Indexed Securities/Structured Products                                   x                x                   --
   Inverse Floating Rate Obligations                                       --               --                   --
   Investment in Other Investment Companies
     Open-End Funds                                                         x                x                    x
     Closed-End Funds                                                       x                x                    x
   Lending of Portfolio Securities                                          x                x                    x
   Leveraging Transactions
     Bank Borrowings                                                       --               --                   --
     Mortgage "Dollar-Roll" Transactions                                   --                x                    x
     Reverse Repurchase Agreements                                         --                x                   --
   Options
     Options on Foreign Currencies                                          x                x                    x
     Options on Futures Contracts                                           x                x                    x
     Options on Securities                                                  x                x                    x
     Options on Stock Indices                                               x                x                    x
     Reset Options                                                         --               --                   --
     "Yield Curve" Options                                                  x                x                   --
   Repurchase Agreements                                                    x                x                    x
   Short Sales                                                              x                x                    x
   Short Term Instruments                                                   x                x                    x
   Swaps and Related Derivative Instruments                                 x                x                   --
   Temporary Borrowings                                                     x                x                    x
   Temporary Defensive Positions                                            x                x                    x
   "When-Issued" Securities                                                 x                x                    x

    INVESTMENT TECHNIQUES/PRACTICES
    ...................................................................................................................
    SYMBOLS     x series uses, or currently      -- permitted, but series does not currently
                  anticipates using                  anticipate using
    -------------------------------------------------------------------------------------------------------------------
                                                            MASSACHUSETTS
                                                              INVESTORS      MID CAP           MID CAP        MONEY
                                                                TRUST        GROWTH             VALUE         MARKET
                                                               SERIES         SERIES            SERIES        SERIES
                                                            -------------    -------           -------        ------

Debt Securities
  Asset-Backed Securities
    Collateralized Mortgage Obligations and Multiclass
      Pass-Through Securities                                    --             --                 x             --
    Corporate Asset-Backed Securities                            --             --                 x              x
    Mortgage Pass-Through Securities                             --             --                 x             --
    Stripped Mortgage-Backed Securities                          --             --                 x             --
  Corporate Securities                                            x              x                 x              x
  Loans and Other Direct Indebtedness                            --             --                 x             --
  Lower Rated Bonds                                              --              x                 x             --
  Municipal Bonds                                                --             --                 x             --
  U.S. Government Securities                                      x              x                 x              x
  Variable and Floating Rate Obligations                          x              x                 x              x
  Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds        x              x                 x              x
Equity Securities                                                 x              x                 x             --
Foreign Securities Exposure
  Brady Bonds                                                    --             --                 x             --
  Depositary Receipts                                             x              x                 x             --
Dollar-Denominated Foreign Debt Securities                       --             --                 x              x
  Emerging Markets                                                x              x                 x             --
  Foreign Securities                                              x              x                 x             --
Forward Contracts                                                 x              x                 x             --
Futures Contracts                                                 x              x                 x             --
Indexed Securities/Structured Products                           --             --                 x             --
Inverse Floating Rate Obligations                                --             --                --             --
Investment in Other Investment Companies
  Open-End Funds                                                  x              x                 x              x
  Closed-End Funds                                                x              x                 x              x
Lending of Portfolio Securities                                   x              x                 x              x
Leveraging Transactions
  Bank Borrowings                                                 x             --                --             --
  Mortgage "Dollar-Roll" Transactions                             x             --                 x              x
  Reverse Repurchase Agreements                                  --             --                --             --
Options
  Options on Foreign Currencies                                  --              x                 x             --
  Options on Futures Contracts                                   --              x                 x             --
  Options on Securities                                          --              x                 x             --
  Options on Stock Indices                                       --              x                 x             --
  Reset Options                                                  --             --                 x             --
  "Yield Curve" Options                                          --             --                 x             --
Repurchase Agreements                                             x              x                 x              x
Short Sales                                                       x              x                 x             --
Short Term Instruments                                            x              x                 x              x
Swaps and Related Derivative Instruments                         --             --                --             --
Temporary Borrowings                                              x              x                 x              x
Temporary Defensive Positions                                     x              x                 x              x
"When-Issued" Securities                                          x              x                 x             --

    INVESTMENT TECHNIQUES/PRACTICES
    ...................................................................................................................
    SYMBOLS     x series uses, or currently      -- permitted, but series does not currently
                  anticipates using                  anticipate using
    -------------------------------------------------------------------------------------------------------------------


                                                                         NEW                               RESEARCH
                                                                       DISCOVERY        RESEARCH         INTERNATIONAL
                                                                        SERIES           SERIES              SERIES
                                                                       ---------        --------         -------------
   Debt Securities
     Asset-Backed Securities
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                           --               --                   --
       Corporate Asset-Backed Securities                                   --               --                   --
       Mortgage Pass-Through Securities                                    --               --                    x
       Stripped Mortgage-Backed Securities                                 --               --                   --
     Corporate Securities                                                   x                x                    x
     Loans and Other Direct Indebtedness                                   --               --                   --
     Lower Rated Bonds                                                      x                x                   --
     Municipal Bonds                                                       --               --                   --
     U.S. Government Securities                                             x                x                    x
     Variable and Floating Rate Obligations                                 x                x                   --
     Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds               x               --                   --
   Equity Securities                                                        x                x                    x
   Foreign Securities Exposure
     Brady Bonds                                                           --               --                   --
     Depositary Receipts                                                    x                x                    x
     Dollar-Denominated Foreign Debt Securities                             x                x                    x
     Emerging Markets                                                       x                x                    x
     Foreign Securities                                                     x                x                    x
   Forward Contracts                                                        x                x                    x
   Futures Contracts                                                        x               --                    x
   Indexed Securities/Structured Products                                   x                x                    x
   Inverse Floating Rate Obligations                                       --               --                   --
   Investment in Other Investment Companies
     Open-End Funds                                                         x                x                    x
     Closed-End Funds                                                       x                x                    x
   Lending of Portfolio Securities                                          x                x                    x
   Leveraging Transactions
     Bank Borrowings                                                       --               --                   --
     Mortgage "Dollar-Roll" Transactions                                    x                x                    x
     Reverse Repurchase Agreements                                         --               --                   --
   Options
     Options on Foreign Currencies                                          x               --                    x
     Options on Futures Contracts                                           x               --                    x
     Options on Securities                                                  x               --                    x
     Options on Stock Indices                                               x               --                    x
     Reset Options                                                          x               --                    x
     "Yield Curve" Options                                                  x               --                    x
   Repurchase Agreements                                                    x                x                    x
   Short Sales                                                              x                x                    x
   Short Term Instruments                                                   x                x                    x
   Swaps and Related Derivative Instruments                                 x               --                    x
   Temporary Borrowings                                                     x                x                    x
   Temporary Defensive Positions                                            x                x                    x
   "When-Issued" Securities                                                 x               --                    x

    INVESTMENT TECHNIQUES/PRACTICES
    ...................................................................................................................
    SYMBOLS     x series uses, or currently      -- permitted, but series does not currently
                  anticipates using                  anticipate using
    -------------------------------------------------------------------------------------------------------------------
                                                                 STRATEGIC      STRATEGIC        STRATEGIC
                                                                  GROWTH          INCOME            VALUE       TECHNOLOGY
                                                                  SERIES          SERIES            SERIES        SERIES
                                                                 ---------      ---------        ----------     ---------
    Debt Securities
      Asset-Backed Securities
        Collateralized Mortgage Obligations and Multiclass
          Pass-Through Securities                                    --              x                 x             --
        Corporate Asset-Backed Securities                            --              x                 x             --
        Mortgage Pass-Through Securities                             --              x                 x              x
        Stripped Mortgage-Backed Securities                          --              x                 x             --
      Corporate Securities                                            x              x                 x              x
      Loans and Other Direct Indebtedness                            --              x                --             --
      Lower Rated Bonds                                              --              x                 x              x
      Municipal Bonds                                                --              x                --             --
      U.S. Government Securities                                      x              x                 x              x
      Variable and Floating Rate Obligations                         --              x                 x             --
      Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds        x              x                 x             --
    Equity Securities                                                 x              x                 x              x
    Foreign Securities Exposure
      Brady Bonds                                                    --              x                 x             --
      Depositary Receipts                                             x              x                 x              x
      Dollar-Denominated Foreign Debt Securities                      x              x                 x              x
      Emerging Markets                                                x              x                 x              x
      Foreign Securities                                              x              x                 x              x
    Forward Contracts                                                 x              x                 x              x
    Futures Contracts                                                 x              x                 x              x
    Indexed Securities/Structured Products                            x              x                 x              x
    Inverse Floating Rate Obligations                                --              x                --             --
    Investment in Other Investment Companies
      Open-End Funds                                                  x              x                 x              x
      Closed-End Funds                                                x              x                 x              x
    Lending of Portfolio Securities                                   x              x                 x              x
    Leveraging Transactions
      Bank Borrowings                                                 x             --                --             --
      Mortgage "Dollar-Roll" Transactions                            --              x                --             --
      Reverse Repurchase Agreements                                   x             --                --             --
    Options
      Options on Foreign Currencies                                   x              x                 x              x
      Options on Futures Contracts                                    x              x                 x              x
      Options on Securities                                           x              x                 x              x
      Options on Stock Indices                                        x              x                 x              x
      Reset Options                                                   x              x                 x              x
      "Yield Curve" Options                                           x              x                 x              x
    Repurchase Agreements                                             x              x                 x              x
    Short Sales                                                       x             --                 x              x
    Short Term Instruments                                            x              x                 x              x
    Swaps and Related Derivative Instruments                          x              x                 x              x
    Temporary Borrowings                                              x              x                 x              x
    Temporary Defensive Positions                                     x              x                 x              x
    "When-Issued" Securities                                          x              x                 x              x

    INVESTMENT TECHNIQUES/PRACTICES
    ...................................................................................................................
    SYMBOLS     x series uses, or currently      -- permitted, but series does not currently
                  anticipates using                  anticipate using
    -------------------------------------------------------------------------------------------------------------------

                                                                        TOTAL
                                                                        RETURN         UTILITIES             VALUE
                                                                        SERIES           SERIES              SERIES
                                                                        ------         ---------             ------
   Debt Securities
     Asset-Backed Securities
       Collateralized Mortgage Obligations and Multiclass
         Pass-Through Securities                                            x                x                    x
       Corporate Asset-Backed Securities                                    x                x                    x
       Mortgage Pass-Through Securities                                     x                x                    x
       Stripped Mortgage-Backed Securities                                  x               --                    x
     Corporate Securities                                                   x                x                    x
     Loans and Other Direct Indebtedness                                    x                x                    x
     Lower Rated Bonds                                                      x                x                    x
     Municipal Bonds                                                        x                x                    x
     U.S. Government Securities                                             x                x                    x
     Variable and Floating Rate Obligations                                 x                x                    x
     Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds               x                x                    x
   Equity Securities                                                        x                x                    x
   Foreign Securities Exposure
     Brady Bonds                                                            x                x                    x
     Depositary Receipts                                                    x                x                    x
     Dollar-Denominated Foreign Debt Securities                             x                x                    x
     Emerging Markets                                                       x                x                    x
     Foreign Securities                                                     x                x                    x
   Forward Contracts                                                        x                x                    x
   Futures Contracts                                                       --                x                    x
   Indexed Securities/Structured Products                                   x                x                    x
   Inverse Floating Rate Obligations                                        x               --                   --
   Investment in Other Investment Companies
     Open-End Funds                                                         x                x                    x
     Closed-End Funds                                                       x                x                    x
   Lending of Portfolio Securities                                          x                x                    x
   Leveraging Transactions
     Bank Borrowings                                                       --               --                   --
     Mortgage "Dollar-Roll" Transactions                                    x                x                    x
     Reverse Repurchase Agreements                                         --               --                   --
   Options
     Options on Foreign Currencies                                         --                x                    x
     Options on Futures Contracts                                          --                x                    x
     Options on Securities                                                 --                x                    x
     Options on Stock Indices                                              --                x                    x
     Reset Options                                                         --                x                    x
     "Yield Curve" Options                                                 --                x                    x
   Repurchase Agreements                                                    x                x                    x
   Short Sales                                                              x                x                    x
   Short Term Instruments                                                   x                x                    x
   Swaps and Related Derivative Instruments                                 x               --                    x
   Temporary Borrowings                                                     x                x                    x
   Temporary Defensive Positions                                            x                x                    x
   "When-Issued" Securities                                                 x                x                    x

MFS(R)/SUN LIFE SERIES TRUST

If you want more information about the Series Fund and its series, the following documents are available free upon request:


SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees of the Series Fund has adopted procedures by which shareholders may send communications to the Board, Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of series], c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116,
Attention: Frank Tarantino, Independent Chief Compliance Officer of the series. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the series to which they relate and (iii) identify the class and number of shares held by the shareholder.

ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the series' actual investments. Annual reports discuss the effect of recent market conditions and the series' investment strategy on the series' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated May 1, 2005, provides more detailed information about the Series Fund and its series and is incorporated into this prospectus by reference.

YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE SERIES FUND AND ITS SERIES, AND MAKE INQUIRIES ABOUT THE SERIES FUND AND ITS SERIES, BY CONTACTING:

    Sun Life Assurance Company of Canada (U.S.)
    P.O. Box 9133
    Wellesley Hills, MA 02481
    Telephone: 1-800-752-7219

Beginning July 1, 2005, copies of the annual/semiannual reports, the SAI and other information about the Series Fund and its series will be available, without payment, on the Sun Life Financial website (www.sunlife-usa.com).

Information about each series (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:


    Public Reference Room
    Securities and Exchange Commission
    Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. Reports and other information about the series are available on the EDGAR database on the Commission's Internet website at HTTP://WWW.SEC.GOV, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing the Public Reference Section at the above address.

    The Series Fund's Investment Company Act file number is 811-3732.

-------------------------
MFS/SUN LIFE SERIES TRUST
-------------------------

MAY 1, 2005

M F S(SM)                                               STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT(R)                                            INFORMATION

MFS/SUN LIFE SERIES TRUST
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors, but which is not necessarily included in the Series Fund's Prospectus dated May 1, 2005, as supplemented from time to time. This SAI should be read in conjunction with the Prospectus. The Series Fund's financial statements are incorporated into this SAI by reference to the Series Fund's most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Series Fund's Prospectus and Annual Report without charge by contacting Sun Life Assurance Company of Canada (U.S.) (see back cover for address and phone number).

This SAI relates to the 28 Series of the Series Fund identified on page three hereof. Shares of these Series are offered principally to separate accounts of Sun Life Assurance Company of Canada (U.S.) and its affiliates that fund variable annuity and variable life insurance contracts.


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                              TABLE OF CONTENTS
                                                                            Page
                                                                            ----

1. Definitions ............................................................   3
2. Investment Techniques, Practices and Risks .............................   4
3. Investment Restrictions ................................................   6
4. Management of the Series Fund ..........................................   8
      Trustees and Officers -- Identification and Background ..............   8
      Trustee Compensation and Standing Committees ........................  10
      Investment Adviser ..................................................  14

      Portfolio Managers ..................................................  16
      Administrator .......................................................  21
      Custodian ...........................................................  21
      Shareholder Servicing Agent .........................................  21
      Distributor .........................................................  22
      Code of Ethics ......................................................  22
5. Distribution ...........................................................  22
6. Independent Registered Public Accounting Firm and Financial Statements .  23
7. Additional Information with Respect to Shares of Each Series ...........  23
      Purchases ...........................................................  23
      Exchange Privilege ..................................................  23
      Net Asset Value, Dividends and Distributions ........................  23
      Tax Status ..........................................................  24
      Description of Shares, Voting Rights and Liabilities ................  25
8. Portfolio Transactions and Brokerage Commissions .......................  26
9. Disclosure of Portfolio Holdings .......................................  31

   Appendix A - Investment Techniques, Practices and Risks ................ A-1
   Appendix B - Description of Bond Ratings ............................... B-1
   Appendix C - Proxy Voting Policies ..................................... C-1

   Appendix D- Recipients of Non-Public Disclosure Regarding
               Portfolio Holdings on an Ongoing Basis ..................... D-1

1. DEFINITIONS


"Series Fund"                -- MFS/Sun Life Series Trust, a Massachusetts
                                business trust. The Series Fund changed its name from "Compass Series Trust" in January 1985. The shares of each Series will be used to fund benefits under variable annuity contracts and variable life insurance contracts. The Series Fund has 28 Series as follows:


                                      1. Bond Series*
                                      2. Capital Appreciation Series*
                                      3. Capital Opportunities Series*
                                      4. Core Equity Series*
                                      5. Emerging Growth Series*
                                      6. Emerging Markets Equity Series*
                                      7. Global Governments Series
                                      8. Global Growth Series*
                                      9. Global Total Return Series*
                                     10. Government Securities Series*
                                     11. High Yield Series
                                     12. International Growth Series*
                                     13. International Value Series*

                                     14. Massachusetts Investors Growth
                                         Stock Series*
                                     15. Massachusetts Investors Trust Series*
                                     16. Mid Cap Growth Series*
                                     17. Mid Cap Value Series*
                                     18. Money Market Series*
                                     19. New Discovery Series*
                                     20. Research Series*
                                     21. Research International Series*
                                     22. Strategic Growth Series*
                                     23. Strategic Income Series
                                     24. Strategic Value Series*
                                     25. Technology Series*
                                     26. Total Return Series*
                                     27. Utilities Series
                                     28. Value Series*

                                     ------------
                             * Diversified series of the Series Fund. This means that, with respect to 75% of its total assets, the Series may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer if, as a result, more than 5% of the Series' total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities or to investments in other investment companies.

                                The International Growth Series was previously known as the MFS/Foreign & Colonial International Growth Series until it changed its name on September 8, 1997. The Capital Opportunities Series was previously known as the Value Series until it changed its name on March 29, 1998. The Massachusetts Investors Trust Series, Global Governments Series, Global Growth Series and Global Total Return Series were previously known as the Conservative Growth Series, World Governments Series, World Growth Series and World Total Return Series, respectively, until they changed their names on April 30, 1999. The Emerging Markets Equity Series was known as the MFS/Foreign & Colonial Emerging Markets Equity Series until it changed its name on December 1, 1999. The Value Series was known as the Equity Income Series until it changed its name on May 1, 2001. The Strategic Value Series was known as the Global Health Sciences Series, and the Mid Cap Value Series was known as the International New Discovery Series, until they changed their names on April 30, 2002. The International Value Series was known as the International Investors Trust Series until it changed its name on October 16, 2002, the International Growth and Income Series until it changed its name on May 1, 2001, and MFS/Foreign & Colonial International Growth and Income Series until it changed its name on September 8, 1997. The Core Equity Series was known as the Research Growth and Income Series until it charged its name on May 1, 2004.

"Sun Life of Canada (U.S.)"  -- Sun Life Assurance Company of Canada (U.S.), a
                                Delaware corporation.

"Sun Life (N.Y.)"            -- Sun Life Insurance and Annuity Company of New
                                York, a New York corporation.

"Contracts"                  -- Variable annuity and variable life insurance
                                contracts and other insurance contracts issued by Sun Life of Canada (U.S.), Sun Life (N.Y.) or any of their affiliated companies or by New England Life Insurance Company.

"Variable Accounts"          -- Variable accounts established by Sun Life of
                                Canada (U.S.), Sun Life (N.Y.) and their affiliated companies or by New England Life Insurance Company to fund Contracts.

"MFS" or the "Adviser"       -- Massachusetts Financial Services Company,
                                a Delaware corporation.

"MFD" or the "Distributor"   -- MFS Fund Distributors, Inc.


"Prospectus"                 -- The Prospectus of the Series Fund, dated May 1,
                                2005, as amended or supplemented from time to time.

2. INVESTMENT TECHNIQUES, PRACTICES AND RISKS
Set forth in Appendix A of this SAI is a description of investment techniques and practices which the Series may generally use in pursuing their investment objectives and investment policies to the extent such techniques and practices are consistent with their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. References to a "Series" in Appendix A does not mean that each Series in the Trust may engage in the investment technique or practice described. Please review Appendix A of the relevant prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Series.

The following percentage limitations (as a percentage of net assets) apply at the time of investment to certain of these investment techniques and practices:


                                                                              PERCENTAGE LIMITATION
          INVESTMENT POLICY                                             (BASED ON THE SERIES' NET ASSETS)
          -----------------                                             ---------------------------------
1. BOND SERIES
    Foreign Securities: ........................................    35%
    Lower Rated Bonds: .........................................    up to (but not including) 20%
    Non-Dollar-Denominated Non-Canadian Foreign Securities: ....    10%
2. CAPITAL APPRECIATION SERIES
    Foreign Securities: ........................................    25%
    Lower Rated Bonds: .........................................    5%
    Short Sales: ...............................................    5%
3. CAPITAL OPPORTUNITIES SERIES
    Foreign Securities: ........................................    35%
    Lower Rated Bonds: .........................................    up to (but not including) 15%
    Short Sales: ...............................................    5%
4. CORE EQUITY SERIES
    Foreign Securities: ........................................    up to (but not including) 20%
    Short Sales: ...............................................    5%
5. EMERGING GROWTH SERIES
    Foreign Securities: ........................................    20%
    Lower Rated Bonds: .........................................    up to (but not including) 5%
    Short Sales: ...............................................    5%
6. EMERGING MARKETS EQUITY SERIES
    Emerging Market Securities: ................................    100%
    Lower Rated and Brady Bonds: ...............................    up to (but not including) 10%
    Short Sales: ...............................................    5%
7. GLOBAL GOVERNMENTS SERIES
    Foreign Securities: ........................................    100%
    Emerging Market Securities: ................................    up to (but not including) 20%
    Lower Rated Bonds: .........................................    0%
8. GLOBAL GROWTH SERIES
    Foreign Securities: ........................................    100%
    Short Sales: ...............................................    5%
9. GLOBAL TOTAL RETURN SERIES
    Lower Rated Bonds: .........................................    15%
    Short Sales: ...............................................    5%
10. GOVERNMENT SECURITIES SERIES
    Collateralized Mortgage Obligations: .......................    up to (but not including) 20%
11. HIGH YIELD SERIES
    Foreign Securities: ........................................    25%
    Emerging Market Securities: ................................    5%
    Lower Rated Bonds: .........................................    100%
    Short Sales: ...............................................    5%
12. INTERNATIONAL GROWTH SERIES
    Emerging Market Securities: ................................    25%
    Short Sales: ...............................................    5%
13. INTERNATIONAL VALUE SERIES
    Emerging Market Securities: ................................    10%
    Lower Rated Bonds: .........................................    up to (but not including) 10%
    Short Sales: ...............................................    5%

14. MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
    Foreign Securities: ........................................    35%
    Short Sales: ...............................................    5%
15. MASSACHUSETTS INVESTORS TRUST SERIES
    Foreign Securities: ........................................    up to (but not including) 20%
    Short Sales: ...............................................    5%
16. MID CAP GROWTH SERIES
    Foreign Securities: ........................................    up to (but not including) 20%
    Lower Rated Bonds: .........................................    up to (but not including) 10%
    Short Sales: ...............................................    15%
17. MID CAP VALUE SERIES
    Foreign Securities (including Emerging Market Securities): .    up to (but not including) 20%
    Short Sales: ...............................................    5%
18. MONEY MARKET SERIES
    U.S. dollar-denominated securities of foreign issuers: .....    up to 35% of total assets
19. NEW DISCOVERY SERIES
    Foreign Securities: ........................................    up to (but not including) 20%
    Short Sales: ...............................................    up to 15%
20. RESEARCH SERIES
    Foreign Securities: ........................................    up to (but not including) 20%
    Lower Rated Bonds: .........................................    up to (but not including) 10%
    Short Sales: ...............................................    5%
21. RESEARCH INTERNATIONAL SERIES
    Emerging Market Securities: ................................    25%
    Short Sales: ...............................................    5%
22. STRATEGIC GROWTH SERIES
    Foreign Securities: ........................................    up to (but not including) 20%
    Short Sales: ...............................................    15%
23. STRATEGIC INCOME SERIES
    Foreign Securities: ........................................    50%
    Lower Rated Bonds: .........................................    100%
24. STRATEGIC VALUE SERIES
    Foreign Securities: ........................................    up to (but not including) 20%
    Lower Rated Bonds: .........................................    up to (but not including) 10%
    Short Sales: ...............................................    15%
25. TECHNOLOGY SERIES
    Foreign Securities (including Emerging Market Securities): .    50%
    Lower Rated Bonds: .........................................    up to (but not including) 10%
    Short Sales: ...............................................    15%
26. TOTAL RETURN SERIES
    Foreign Securities: ........................................    up to (but not including) 20%
    Lower Rated Bonds: .........................................    up to (but not including) 10%
    Short Sales: ...............................................    5%
27. UTILITIES SERIES
    Foreign Securities: ........................................    35%
    Lower Rated Bonds: .........................................    up to (but not including) 20%
    Short Sales: ...............................................    5%
28. VALUE SERIES
    Foreign Securities: ........................................    up to 35%
    Short Sales: ...............................................    5%


3. INVESTMENT RESTRICTIONS
The Series Fund has adopted the following investment restrictions which apply to each Series, except as noted below. Fundamental investment restrictions cannot be changed with respect to any Series without the approval of the holders of a majority of the shares of that Series (which, as used in this SAI, means the lesser of (i) voting securities representing 67% or more of the voting power present at a meeting at which holders of voting securities representing more than 50% of the voting power are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power). Except for fundamental investment restriction (1) and non-fundamental investment restriction (1), these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of the restriction. In the event of a violation of non-fundamental investment restriction (1), the Series will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

FUNDAMENTAL INVESTMENT RESTRICTIONS

A Series may not:

    (1) Borrow Money: borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940 (the "1940 Act"), as amended, and exemptive orders granted under such Act.

    (2) Underwrite Securities: underwrite securities issued by other persons, except that all or any portion of the assets of the Series may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Series may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

    (3) Real Estate, Oil and Gas, Mineral Interests, Commodities: purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Series reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

    (4) Senior Securities: issue any senior securities, except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

    (5) Make Loans: make loans, except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

The Series, other than the Utilities Series, may not:

    (6) Industry Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For the Money Market Series, this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

The Utilities Series may not:

    (6) Industry Concentration: invest 25% or more of the market value of its total assets in securities of issuers in any one industry, except that the Series will invest at least 25% of its total assets in the utilities industry.

                           ------------------------

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

A Series may not:

    (1) Illiquid Investments: invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% (10% in the case of the Money Market Series) of the Series' net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of this limitation. Securities that are not registered under the Securities Act of 1933, as amended, and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Series Fund's Board of Trustees (or its delegee), will not be subject to this 15% limitation.

INSURANCE LAW RESTRICTIONS: In connection with the Series Fund's agreement to sell shares to the Variable Accounts, MFS and Sun Life of Canada (U.S.), Sun Life (N.Y.) or any of their affiliated companies and New England Life Insurance Company may enter into agreements, required by certain state insurance departments, under which MFS may agree to use its best efforts to ensure that the Series Fund complies with the investment restrictions and limitations prescribed by state insurance laws, and the regulations promulgated thereunder, insofar as such investment restrictions and limitations are applicable to the investment of assets of the Variable Accounts in shares of the Series Fund, and to permit Sun Life of Canada (U.S.), Sun Life (N.Y.) or any of their affiliated companies and New England Life Insurance Company to monitor investments made by the Series Fund to ensure compliance with those restrictions and limitations. If the Series Fund fails to comply with such restrictions or limitations, the Variable Accounts will take appropriate action, which might include ceasing to make investments in the Series Fund or ceasing to issue Contracts in the state imposing the limitation. It is not expected that such restrictions and limitations will have a significant impact on the operations of the Series Fund.

4. MANAGEMENT OF THE SERIES FUND


                                      TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND

The Board of Trustees of the Series Fund provides broad supervision over the affairs of each Series. MFS is responsible for the investment management of each Series' assets and the officers of the Series Fund are responsible for its operations.

                                                                                                   PRINCIPAL OCCUPATION DURING THE
                                                                            TRUSTEE/OFFICER              PAST FIVE YEARS AND
NAME, DATE OF BIRTH               POSITION(s) HELD WITH SERIES FUND             SINCE+                   OTHER DIRECTORSHIPS(1)
-------------------               ---------------------------------         ---------------       ---------------------------------
INTERESTED TRUSTEES

David D. Horn*                                 Trustee                        April 1986          Private investor; Retired; Sun
(born 06/07/41)                                                                                   Life Assurance Company of Canada,
                                                                                                  Former Senior Vice President and
                                                                                                  General Manager for the United
                                                                                                  States (until 1997)


C. James Prieur*                               Trustee                         July 1999          Sun Life Assurance Company of
(born 04/21/51)                                                                                   Canada, President and Chief
                                                                                                  Operating Officer


INDEPENDENT TRUSTEES

J. Kermit Birchfield                          Chairman                         May 1997           Consultant; Century Partners, Inc.
(born 01/08/40)                                                                                   (investments), Managing Director;
                                                                                                  Displaytech, Inc. (manufacturer of
                                                                                                  liquid crystal display
                                                                                                  technology), Director

Robert C. Bishop                               Trustee                         May 2001           AutoImmune Inc. (pharmaceutical
(born 01/13/43)                                                                                   product development), Chairman,
                                                                                                  President and Chief Executive
                                                                                                  Officer; Caliper Life Sciences
                                                                                                  Corp. (laboratory analytical
                                                                                                  instruments), Director; Millipore
                                                                                                  Corporation (purification/
                                                                                                  filtration products), Director;
                                                                                                  Quintiles Transnational Corp.
                                                                                                  (contract services to the medical
                                                                                                  industry), Director

Frederick H. Dulles                            Trustee                         May 2001           Ten State Street LLP (law firm),
(born 03/12/42)                                                                                   Partner; McFadden, Pilkington &
                                                                                                  Ward LLP (solicitors and
                                                                                                  registered foreign lawyers),
                                                                                                  Partner (until June 2003); Jackson
                                                                                                  & Nash, LLP (law firm), Of Counsel
                                                                                                  (January 2000 until November 2000)

Marcia A. Kean                                 Trustee                        April 2005          Feinstein Kean Healthcare
(born 06/30/48)                                                                                   (consulting), Chief Executive
                                                                                                  Officer (since December 2002),
                                                                                                  Managing Director (January 1991
                                                                                                  until May 2001; Ardais Corporation
                                                                                                  (biotech products, Senior Vice
                                                                                                  President -- Commercialization
                                                                                                  February 2002 until November 2002)

Ronald G. Steinhart                            Trustee                         May 2001           Private investor; Bank One, Texas
(born 06/15/40)                                                                                   N.A., Vice Chairman and Director
                                                                                                  (January 2000 to January 2001);
                                                                                                  Bank One Corporation, Officer
                                                                                                  (until January 2000); Carreker
                                                                                                  Corporation (consultant and
                                                                                                  technology provider to financial
                                                                                                  institutions), Director; Prentiss
                                                                                                  Properties Trust (real estate
                                                                                                  investment trust), Director;
                                                                                                  United Auto Group, Inc.
                                                                                                  (automotive retailer), Director

Haviland Wright                                Trustee                         May 2001           Hawaii Small Business Development
(born 07/21/48)                                                                                   Center, Kaua'i Center, Center
                                                                                                  Director (since March 2002);
                                                                                                  Displaytech, Inc. (manufacturer of
                                                                                                  liquid crystal display
                                                                                                  technology), Chairman and Chief
                                                                                                  Executive Officer (until March
                                                                                                  2002)

TRUSTEE EMERITUS

Samuel Adams**                            Trustee Emeritus                                        Retired
(born 10/19/25)


----------


  + Date first appointed to serve as Trustee/Officer of an MFS/Sun Life Product. Each Trustee has served continuously since appointment.
(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
  * "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which  is the principal federal law governing investment companies like the Series Fund. The address of Sun Life of
    Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts.

 ** "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston,
    Massachusetts 02116. Mr. Adams was an "interested person" of MFS because the law firm of Kirkpatrick & Lockhart, LLP, where
    Mr. Adams was Of Coun sel, has served as counsel to some investment companies managed by MFS and its affiliates within the last two fiscal years of the Series Fund.

                                                                                                   PRINCIPAL OCCUPATION AND OTHER
                                                                            TRUSTEE/OFFICER       DIRECTORSHIPS(1)  DURING THE PAST
NAME, DATE OF BIRTH               POSITION(s) HELD WITH SERIES FUND             SINCE+                       FIVE YEARS
-------------------               ---------------------------------         ---------------       ---------------------------------
OFFICERS


Jeffrey N. Carp**                        Secretary and Clerk                September 2004        Massachusetts Financial Services
(born 12/01/56)                                                                                   Company, Executive Vice President,
                                                                                                  General Counsel and Secretary
                                                                                                  (since April 2004); Hale and Dorr
                                                                                                  LLP (law firm), Partner (prior to
                                                                                                  April 2004)

Stephanie A. DeSisto**                   Assistant Treasurer                   May 2003           Massachusetts Financial Services
(born 10/01/53)                                                                                   Company, Vice President (since
                                                                                                  April 2003); Brown Brothers
                                                                                                  Harriman & Co., Senior Vice
                                                                                                  President (November 2002 to April
                                                                                                  2003); ING Groep N.V./Aeltus
                                                                                                  Investment Management, Senior Vice
                                                                                                  President (prior to November 2002)


James F. DesMarais**                   Assistant Secretary and              September 2004        Massachusetts Financial Services
(born 03/09/61)                            Assistant Clerk                                        Company, Assistant General Counsel


Richard M. Hisey**                            Treasurer                       August 2002         Massachusetts Financial Services
(born 8/29/58)                                                                                    Company, Senior Vice President
                                                                                                  (since July 2002); The Bank of New
                                                                                                  York, Senior Vice President
                                                                                                  (September 2000 until July 2002);
                                                                                                  Lexington Global Asset Managers,
                                                                                                  Inc., Executive Vice President and
                                                                                                  Chief Financial Officer (prior to
                                                                                                  September 2000); Lexington Funds,
                                                                                                  Treasurer (prior to September
                                                                                                  2000)

Brian T. Hourihan**                    Assistant Secretary and              September 2004        Massachusetts Financial Services
(born 11/11/64)                            Assistant Clerk                                        Company, Vice President, Senior
                                                                                                  Counsel and Assistant Secretary
                                                                                                  (since June 2004); Affiliated
                                                                                                  Managers Group, Inc., Chief Legal
                                                                                                  Officer/Centralized Compliance
                                                                                                  Program (January to April 2004);
                                                                                                  Fidelity Research & Management
                                                                                                  Company, Assistant General Counsel
                                                                                                  (prior to January 2004)

Robert J. Manning**                           President                      February 2004        Massachusetts Financial Services
(born 10/20/63)                                                                                   Company, Chief Executive Officer,
                                                                                                  President, Chief Investment
                                                                                                  Officer and Director

Ellen Moynihan**                         Assistant Treasurer                   May 2001           Massachusetts Financial Services
(born 11/13/57)                                                                                   Company, Vice President

Frank L. Tarantino                        Independent Chief                 September 2004        Tarantino LLC (provider of
(born 03/07/44)                          Compliance Officer                                       compliance services), Principal
                                                                                                  (since June 2004); CRA Business
                                                                                                  Strategies Group (consulting
                                                                                                  services), Executive Vice
                                                                                                  President (April 2003 to June
                                                                                                  2004); David L. Babson & Co.
                                                                                                  (investment adviser), Managing
                                                                                                  Director, Chief Administrative
                                                                                                  Officer and Director (February
                                                                                                  1997 to March 2003)

James O. Yost**                          Assistant Treasurer                   May 2001           Massachusetts Financial Services
(born 06/12/60)                                                                                   Company, Senior Vice President


----------
  + Date first appointed to serve as an Officer of an MFS/Sun Life Product. Each Trustee has served continuously since appointment unless otherwise noted.
(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
  * "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Series Fund. The address of Sun
    Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts.
**" Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston,
    Massachusetts 02116.


All of the Trustees are also Members of the Boards of Managers of Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account, which were established by Sun Life of Canada (U.S.) in connection with the sale of Compass combination fixed/variable annuity contracts. The executive officers of the Series Fund hold similar offices for these Variable Accounts and other funds in the MFS fund complex. Each Trustee serves as a Trustee or Manager of 35 Variable Accounts/Series.

The Series do not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee is elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Because the Trustees and officers are not eligible to purchase shares of the Series Fund, no Trustee or officer owned shares of the Series Fund or of any other fund supervised by the Trustees as of the date of this SAI. As of the date of this SAI, substantially all of the shares of each Series are owned by Sun Life of Canada (U.S.).


The Declaration of Trust of the Series Fund provides that the Series Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Series Fund, unless, as to liabilities to the Series Fund or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Series Fund. In the case of settlement, such indemnification will not be provided unless it has been determined, pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Each Series and the Adviser and Distributor have adopted a code of ethics as required under the 1940 Act. Subject to certain conditions and restrictions, this code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Series. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department. Securities transactions of certain personnel are subject to quarterly reporting and review requirements. The code is on public file with, and is available from, the SEC. See the back cover of the prospectus for information on obtaining a copy.


                 TRUSTEE COMPENSATION AND STANDING COMMITTEES


The Series Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Series Fund, who currently receive an annual fee plus a fee for each meeting attended, together with such Trustee's out-of-pocket expenses. Further information on the committees of the Series Fund's Board of Trustees is set forth below.

TRUSTEE COMPENSATION

                                                         J. Kermit       Robert C.       Frederick H.
Series/Non-Interested Trustee's(1)                      Birchfield          Bishop             Dulles
-------------------------------------------------------------------------------------------------------
Bond Series .....................................          $ 5,063         $ 4,056            $ 3,970
Capital Appreciation Series .....................           14,393          11,525             11,291
Capital Opportunities Series ....................            5,423           4,343              4,252
Core Equity Series ..............................            1,691           1,353              1,327
Emerging Growth Series ..........................            8,935           7,155              7,009
Emerging Markets Equity Series ..................              992             792                782
Global Governments Series .......................            1,398           1,121              1,097
Global Growth Series ............................            3,663           2,933              2,874
Global Total Return Series ......................            3,169           2,529              2,494
Government Securities Series ....................           15,492          12,443             12,126
High Yield Series ...............................            8,721           6,976              6,852
International Growth Series .....................            2,343           1,875              1,840
International Value Series ......................            1,249             999                981
Massachusetts Investors Growth Stock Series .....           10,978           8,787              8,615
Massachusetts Investors Trust Series ............           23,454          18,788             18,391
Mid Cap Growth Series ...........................            2,120           1,692              1,668
Mid Cap Value Series ............................              294             234                232
Money Market Series .............................            9,256           7,452              7,226
New Discovery Series ............................            5,524           4,417              4,339
Research Series .................................            9,205           7,375              7,217
Research International Series ...................            1,916           1,531              1,506
Strategic Growth Series .........................            1,473           1,176              1,158
Strategic Income Series .........................            1,679           1,343              1,318
Strategic Value Series ..........................              151             120                119
Technology Series ...............................              609             486                479
Total Return Series .............................           36,549          29,267             28,670
Utilities Series ................................            5,895           4,718              4,628
Value Series ....................................            7,478           5,983              5,871
----------
(1) For the year ended December 31, 2004.

                                                    Marcia A.      Derwyn F.         Ronald G.         Haviland
Series/Non-Interested Trustee(1)                     Kean(2)      Phillips(3)        Steinhart          Wright
----------------------------------------------------------------------------------------------------------------
Bond Series .....................................     N/A           $ 3,813           $  3,812        $  4,031
Capital Appreciation Series .....................     N/A            10,836             10,843          11,456
Capital Opportunities Series ....................     N/A             4,083              4,083           4,317
Core Equity Series ..............................     N/A             1,271              1,275           1,345
Emerging Growth Series ..........................     N/A             6,727              6,731           7,112
Emerging Markets Equity Series ..................     N/A               746                751             788
Global Governments Series .......................     N/A             1,055              1,053           1,114
Global Growth Series ............................     N/A             2,757              2,759           2,915
Global Total Return Series ......................     N/A             2,376              2,394           2,514
Government Securities Series ....................     N/A            11,712             11,650          12,369
High Yield Series ...............................     N/A             6,559              6,579           6,934
International Growth Series .....................     N/A             1,763              1,767           1,864
International Value Series ......................     N/A               939                942             993
Massachusetts Investors Growth Stock Series .....     N/A             8,260              8,272           8,734
Massachusetts Investors Trust Series ............     N/A            17,664             17,660          18,676
Mid Cap Growth Series ...........................     N/A             1,588              1,601           1,681
Mid Cap Value Series ............................     N/A               219                223             233
Money Market Series .............................     N/A             7,018              6,944           7,409
New Discovery Series ............................     N/A             4,151              4,166           4,390
Research Series .................................     N/A             6,935              6,930           7,331
Research International Series ...................     N/A             1,439              1,446           1,522
Strategic Growth Series .........................     N/A             1,105              1,112           1,169
Strategic Income Series .........................     N/A             1,262              1,266           1,335
Strategic Value Series ..........................     N/A               113                114             119
Technology Series ...............................     N/A               457                460             483
Total Return Series .............................     N/A            27,515             27,530          29,092
Utilities Series ................................     N/A             4,435              4,444           4,689
Value Series ....................................     N/A             5,624              5,637           5,947
----------
(1) For the year ended December 31, 2004.
(2) Ms Kean became a Trustee of the Series Fund effective April 27, 2005.
(3) Mr. Phillips resigned as a Trustee of the Series Fund effective April 27, 2005.

                                                                Samuel      David D.       C. James
Series/Interested Trustee(1)                                     Adams          Horn         Prieur
-------------------------------------------------------------------------------------------------------
Bond Series .............................................      $ 1,482       $ 3,485            N/A
Capital Appreciation Series .............................        4,216         9,910            N/A
Capital Opportunities Series ............................        1,587         3,732            N/A
Core Equity Series ......................................          493         1,165            N/A
Emerging Growth Series ..................................        2,617         6,152            N/A
Emerging Markets Equity Series ..........................          297           686            N/A
Global Governments Series ...............................          414           963            N/A
Global Growth Series ....................................        1,071         2,522            N/A
Global Total Return Series ..............................          919         2,186            N/A
Government Securities Series ............................        4,611        10,658            N/A
High Yield Series .......................................        2,551         6,011            N/A
International Growth Series .............................          686         1,615            N/A
International Value Series ..............................          365           860            N/A
Massachusetts Investors Growth Stock Series .............        3,206         7,560            N/A
Massachusetts Investors Trust Series ....................        6,868        16,142            N/A
Mid Cap Growth Series ...................................          610         1,462            N/A
Mid Cap Value Series ....................................           83           203            N/A
Money Market Series .....................................        2,771         6,357            N/A
New Discovery Series ....................................        1,610         3,806            N/A
Research Series .........................................        2,698         6,335            N/A
Research International Series ...........................          558         1,321            N/A
Strategic Growth Series .................................          426         1,015            N/A
Strategic Income Series .................................          490         1,156            N/A
Strategic Value Series ..................................           43           104            N/A
Technology Series .......................................          176           420            N/A
Total Return Series .....................................       10,695        25,161            N/A
Utilities Series ........................................        1,723         4,060            N/A
Value Series ............................................        2,181         5,151            N/A
----------
(1) For the year ended December 31, 2004.

                                                          TOTAL TRUSTEE FEES
                                                           FROM SERIES FUND
                                                         AND FUND COMPLEX(1)
TRUSTEE                                                 --------------------
Samuel Adams .........................................         $ 61,201
J. Kermit Birchfield .................................          208,728
Robert C. Bishop .....................................          167,185
Frederick H. Dulles ..................................          163,718
David D. Horn ........................................          143,701
Marcia A. Kean(2) ...................................            N/A
Derwyn F. Phillips(3) ...............................           157,202
C. James Prieur ......................................           N/A
Ronald G. Steinhart ..................................          157,218
Haviland Wright ......................................          166,185
----------
(1) Information provided for year ended December 31, 2004. All Trustees served as Trustees of 36 funds within the MFS Fund complex (having aggregate net assets at December 31, 2004 of approximately $10.9 billion).
(2) Ms Kean became a Trustee of the Series Fund effective April 27, 2005.
(3) Mr. Phillips resigned as a Trustee of the Series Fund effective
    April 27, 2005.

STANDING COMMITTEES

The Board has established the following Standing Committees:

                        NUMBER OF
                         MEETINGS
                         IN LAST
NAME OF COMMITTEE      FISCAL YEAR                        FUNCTIONS                                     MEMBERS
------------------------------------------------------------------------------------------------------------------------------

AUDIT COMMITTEE             8     Provides oversight with respect to the accounting and auditing     Birchfield*, Bishop*,
                                  procedures of the Series Fund and, among other things,             Steinhart* and Wright*
                                  selection of the independent accountants for the Series Fund and considers the scope of the audit and the effect on the independence of those accountants of any non-audit services such accountants provide to the Series Fund and any audit or non-audit services such accountants provide to other MFS funds,
                                  MFS and/or certain affiliates; pre-approves audit and
                                  permissible non-audit services of independent accountants.

COMPLIANCE AND              7     Responsible for oversight of the development and implementation    Birchfield*, Dulles* and
GOVERNANCE COMMITTEE              of the Series' compliance policies, procedures and practices       Kean*
                                  under the 1940 Act and other applicable laws as well as
                                  oversight of compliance policies of the Series' investment adviser and certain other service providers as they relate to
                                  Series activities. When the Series have appointed a chief
                                  compliance officer, such person will report directly to the
                                  Committee and assist the Committee in carrying out its
                                  responsibilities. The Committee also recommends qualified
                                  candidates to the Board in the event that a position is vacated or created. Reviews and articulates the governance structure of the Board of Trustees. Administers and approves all elements of compensation for the Trustees who are not "interested persons"
                                  of the Series Fund as defined in the 1940 Act. The Committee would consider recommendations by shareholders if a vacancy were to exist. Shareholders wishing to recommend Trustee
                                  candidates for consideration by the Committee may do so by writing the Series Fund's Secretary. Such suggestions must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee to consideration of his or her name by the
                                  Committee.

CONTRACT REVIEW             4     Requests, reviews and considers the information deemed             All non-interested Trustees of
COMMITTEE                         reasonably necessary to evaluate the terms of the investment       the Board  (Birchfield, Bishop,
                                  advisory, administrative services and principal underwriting       Dulles, Kean, Steinhart and
                                  agreements and the Plan of Distribution under Rule 12b-1 or any    Wright)
                                  other agreement between the Series Fund and its affiliates that the Series Fund proposes to renew or continue, and to make its recommendations to the full Board of Trustees on these matters.

OPERATIONS COMMITTEE        3     Reviews MFS' process and procedures, internal controls, and        Birchfield*, Bishop*, Dulles*,
                                  compliance monitoring relating to portfolio trading, best          Horn, Kean*, Prieur,
                                  execution and brokerage costs and trade allocations. Reviews       Steinhart* and Wright*
                                  procedures for the valuation of securities and periodically reviews information from MFS regarding fair value and liquidity determinations made pursuant to the board-approved procedures, and makes related recommendations to the full Board and, if requested by MFS, assists MFS' internal valuation committee and/or the full Board in resolving particular valuation
                                  matters. Reviews on an ongoing basis the Series Fund's proxy voting policies and procedures and recommends the establishment and periodic modifications of such policies and procedures to the full Board.

-----------------------------------------------------------------------------------------------------------------------------------
* Non-interested or independent Trustees.

INVESTMENT ADVISER
MFS is the investment adviser of the Series Fund and in such capacity manages the portfolio of each Series. MFS also serves as investment adviser to the funds in the MFS Family of Funds, and to certain other registered investment companies established by MFS and/or Sun Life of Canada (U.S.). MFS Institutional Advisors, Inc., a wholly owned subsidiary of MFS, provides investment advice to substantial private clients. For information concerning the allocation by MFS of simultaneous securities transactions for different clients, see "Portfolio Transactions and Brokerage Commissions."

MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life Financial Services of Canada, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Prospectus contains information with respect to the management of the Adviser and other investment companies for which MFS serves as investment adviser.


MFS votes proxies on behalf of the Series pursuant to the proxy voting policies described in Appendix C to this SAI. Information regarding how each Series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge by visiting mfs.com and clicking on "Proxy Voting" and by visiting the SEC's website at http://www.sec.gov.


INVESTMENT ADVISORY AGREEMENTS -- MFS provides each Series of the Series Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for each Series of the Series Fund. For these services, MFS receives an annual management fee, computed daily and paid monthly, as disclosed in the Prospectus under the heading "Management of the Series Fund."

In connection with their deliberations with regard to approval of the Series' current investment advisory agreement with MFS, the Trustees, including the non-interested Trustees, considered such information and factors as they believe, in the light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the shareholders of the Series. Such factors may vary somewhat from year to year. During the past year, such factors included the following:

    Nature, Quality and Extent of Services: The Trustees considered the nature, quality, cost and extent of the various investment, administrative and shareholder services performed by MFS and its affiliates under the existing investment advisory agreement and under separate agreements covering transfer agency and administrative functions. The Trustees also considered the nature and extent of certain other services MFS performs on the Series' behalf, including the securities lending programs and MFS' interaction with third party service providers, principally custodians and sub-custodians.

    Investment Record and Comparative Performance Data: The Trustees reviewed the Series' investment performance as well as the performance of a peer group of Funds.

    Expenses: The Trustees considered the Series' advisory fee and expense ratios and the advisory fee and expense ratios of a peer group of funds. The Trustees considered that certain Series' advisory fee structure reflects breakpoints, which permit fee reductions resulting from economies of scale. Additionally, the Trustees considered any fee waivers and expense reimbursements agreed to by MFS and whether these arrangements may be changed without approval by the Trustees.

    Economies of Scale: The Trustees considered whether there have been economies of scale with respect to the management of the Series and whether a Series has appropriately benefited from any economies of scale, pursuant to any advisory fee breakpoints described above.

    Profitability: The Trustees considered the level of MFS' profits with respect to the management of the Series, including a review of MFS' methodology in allocating its costs to the management of the Series. The Trustees considered the profits realized by MFS in connection with the operation of the Series and whether the amount of profit is reasonable and appropriate for purposes of promoting a financially strong adviser capable of providing high quality services to the Series.

    Personnel and Industry Conditions: The Trustees considered the necessity of MFS maintaining its ability to continue to retain, attract and motivate capable personnel to serve the Series. The Trustees also considered current and developing conditions in the financial services industry including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.

    Other Benefits: Taking into account the risks assumed by MFS, the Trustees considered the character and amount of any other benefits received by MFS from serving as adviser of the Series and from providing certain administrative services to the Series, and from affiliates of MFS serving as principal underwriter and shareholder servicing agent of the Series. The Trustees also considered benefits to MFS from the use of the Series' portfolio brokerage commissions to pay for research and other similar services.

    The non-interested Trustees were assisted in this process by their own independent legal counsel from whom they received separate legal advice. Based upon their review, the Trustees determined that the investment advisory agreement was reasonable, fair and in the best interest of the Series and its shareholders. The Trustees also concluded that the fees provided in the investment advisory agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.


For the fiscal years ended December 31, 2004, 2003 and 2002, the Series paid the following management fees:

                                         2004                             2003                             2002
                                      PAID TO MFS        AMOUNT        PAID TO MFS        AMOUNT        PAID TO MFS        AMOUNT
                                     FOR ADVISORY      WAIVED BY      FOR ADVISORY      WAIVED BY      FOR ADVISORY      WAIVED BY
SERIES                                 SERVICES           MFS           SERVICES           MFS           SERVICES           MFS
----------------------------------------------------------------------------------------------------------------------------------
Bond Series ....................      $ 1,492,956         N/A          $ 1,607,951         N/A          $ 1,267,703         N/A
Capital Appreciation Series ....        5,362,143         N/A            5,254,349         N/A            6,780,629         N/A
Capital Opportunities Series ...        2,016,144         N/A            1,965,925         N/A            2,724,554         N/A
Core Equity Series .............          661,917         N/A              561,416         N/A              634,921         N/A
Emerging Growth Series .........        3,194,219         N/A            3,168,903         N/A            4,246,803         N/A
Emerging Markets Equity Series .          579,126         N/A              449,073         N/A              475,988         N/A
Global Governments Series ......          502,486         N/A              571,789         N/A              423,605         N/A
Global Growth Series ...........        1,625,448         N/A            1,539,634         N/A            1,960,251         N/A
Global Total Return Series .....        1,260,561         N/A              823,278         N/A              652,248         N/A
Government Securities Series ...        4,066,207         N/A            5,227,686         N/A            4,709,821         N/A
High Yield Series ..............        3,182,821         N/A            2,970,202         N/A            2,735,622         N/A
International Growth Series ....        1,130,189         N/A              997,017         N/A            1,093,359         N/A
International Value Series .....          667,185         N/A              534,713         N/A              577,633         N/A
Massachusetts Investors Growth
Stock Series ...................        4,152,929         N/A            3,870,358         N/A            4,745,314         N/A
Massachusetts Investors Trust
Series .........................        6,354,050         N/A            6,292,113         N/A            8,039,933         N/A
Mid Cap Growth Series ..........          923,534         N/A              548,911         N/A              485,526         N/A
Mid Cap Value Series  ..........          152,499         N/A               38,647         N/A                2,267         N/A
Money Market Series ............        2,162,693         N/A            3,172,213         N/A            3,758,876         N/A
New Discovery Series ...........        2,647,960         N/A            2,134,117         N/A            2,164,726         N/A
Research Series ................        3,310,469         N/A            3,292,858         N/A            4,464,616         N/A
Research International Series ..        1,065,802         N/A              733,657         N/A              764,878         N/A
Strategic Growth Series ........          623,021         N/A              394,397         N/A              420,811         N/A
Strategic Income Series ........          683,425         N/A              610,845         N/A              458,766         N/A
Strategic Value Series  ........           74,155         N/A               30,571         N/A             3,125(1)         N/A
Technology Series ..............          216,594         N/A              168,950         N/A              170,363         N/A
Total Return Series ............       12,860,862         N/A           11,497,984         N/A           12,042,250         N/A
Utilities Series ...............        2,386,674         N/A            2,046,734         N/A            2,466,529         N/A
Value Series ...................        3,114,897         N/A            2,439,100         N/A            2,488,158         N/A
------------
(1) From the commencement of investment operations on May 1, 2002.

MFS has agreed to bear each of the following Series' expenses, excluding taxes, extraordinary expenses and brokerage and transactions costs, in excess of the following annual percentage of such Series' average daily net assets:


          Capital Appreciation Series ........................ 1.25%
          Global Governments Series .......................... 1.25%
          Government Securities Series ....................... 1.25%
          High Yield Series .................................. 1.25%

          Massachusetts Investors Trust Series ............... 1.25%

          Money Market Series ................................ 1.25%
          Total Return Series ................................ 1.25%


These arrangements with MFS may not be modified without approval by the shareholders of these Series.


MFS has also agreed to bear the expenses of each of the Mid Cap Value Series, Strategic Value Series and Technology Series, excluding management fees, taxes, distribution (Rule 12b-1) fees, extraordinary expenses and brokerage and transaction costs, in excess of the 0.25% of such Series' average daily net assets. In addition, MFS has agreed to bear the Money Market Series' expenses, excluding taxes, extraordinary expenses, brokerage and transaction costs, in excess of 0.60% of the Series' Initial Class and 0.85% of the Series' Service Class Shares' average daily net assets.

The Series Fund pays the compensation of the Trustees who are not affiliated with MFS or Sun Life of Canada (U.S.) and all expenses (other than those assumed by MFS), including but not limited to: management fees; Rule 12b-1 fees; administrative service fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Series Fund; fees and expenses of independent auditors, of legal counsel and of any transfer agent or registrar of the Series Fund; expenses of repurchasing and redeeming shares; expenses of preparing, printing and mailing shareholder reports, notices, proxy statements, confirmations, periodic investment statements, confirmations, periodic investment statements and reports to governmental officers and commissions, brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions including currency conversion costs; insurance premiums; fees and expenses of the Series Fund's custodians, for all services to the Series Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the shares of each Series; and expenses of shareholder meetings. Payment by the Series Fund of brokerage commissions for brokerage and research services of value to MFS in serving its clients is discussed under the caption "Portfolio Transactions and Brokerage Commissions." Expenses of the Series Fund which are not attributable to a specific Series are allocated among all of the Series in a manner believed to be fair and equitable to each.

The Investment Advisory Agreements have an initial two-year term and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Series Fund's Board of Trustees or by the vote of a majority of the outstanding voting securities of each Series and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreements or interested persons of any such party. The Advisory Agreements terminate automatically if assigned and, since they are severable with respect to each Series, may be terminated with respect to any Series without penalty by vote of a majority of the outstanding voting securities of that Series or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreements provide that MFS may render services to others and that neither MFS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Series Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreements.


PORTFOLIO MANAGERS

COMPENSATION -- Portfolio manager total cash compensation is a combination of base salary and performance bonus:

o Base Salary - Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

o Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. Except for the Core Equity Series, the Research Series and the Research International Series, the performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

    > The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Series and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

    > The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

OWNERSHIP OF FUND SHARES -- The following table shows the dollar range of equity securities of the Series beneficially owned by the Series' portfolio manager as of the Series' fiscal year ended December 31, 2004. The following dollar ranges apply:

                N. None
                A. $1 - $10,000
                B. $10,001 - $50,000
                C. $50,001 - $100,000
                D. $100,001 - $500,000
                E. $500,001 - $1,000,000
                F. Over $1,000,000

                                        DOLLAR  RANGE  OF EQUITY SECURITIES IN
NAME OF PORTFOLIO MANAGER                               SERIES
--------------------------------------------------------------------------------
N/A(1)                                                    N
------------
(1) Because the portfolio managers are not eligible to purchase shares of the Series Fund, no portfolio manager owned shares of the Series Fund.

OTHER ACCOUNTS -- In addition to the Series, the Series' portfolio manager(s) is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which, including the Series managed by the portfolio manager, were as follows:

                                                                                                    NUMBER OF
                                                                                                     ACCOUNTS
                                                                                                      IN EACH        TOTAL ASSETS
                                                               CATEGORY OF ACCOUNTS MANAGED            SUCH         MANAGED IN EACH
AS OF        SERIES                       PORTFOLIO MANAGER         BY PORTFOLIO MANAGER              CATEGORY        SUCH CATEGORY
-----------------------------------------------------------------------------------------------------------------------------------
12/31/2004   Bond Series                   William Adams      Registered Investment Companies            14          $23,274,092,115
                                                              Other Pooled Investment Vehicles            1             $330,422,209
                                                              Other Accounts                              2              $47,865,339
12/31/2004   Capital Appreciation Series   Greg Locraft       Other Pooled Investment Vehicles            0                       $0
                                                              Other Accounts                              0                       $0
                                                              Registered Investment Companies             6          $11,570,102,945
12/31/2004   Capital Opportunities Series  Alan Langsner      Other Pooled Investment Vehicles            0                       $0
                                                              Other Accounts                              0                       $0
                                                              Registered Investment Companies            18          $26,167,794,067
                                           Irfan Ali          Registered Investment Companies            15          $16,127,113,855
                                                              Other Pooled Investment Vehicles            3             $246,193,835
                                                              Other Accounts                              0                       $0
                                           Ken Enright        Other Pooled Investment Vehicles            0                       $0
                                                              Other Accounts                              0                       $0
                                                              Registered Investment Companies            18          $26,167,794,067
12/31/2004   Core Equity Series            Kate Mead          Other Accounts                              0                       $0
                                                              Registered Investment Companies             4           $4,023,048,106
                                                              Other Pooled Investment Vehicles            2             $253,826,713
12/31/2004   Emerging Growth Series        David Sette-Ducati Other Pooled Investment Vehicles            0                       $0
                                                              Registered Investment Companies            14          $11,692,151,585
                                                              Other Accounts                              6             $119,356,221
                                           Eric Fischman      Other Pooled Investment Vehicles            0                       $0
                                                              Registered Investment Companies            13          $11,326,129,985
                                                              Other Accounts                              1              $35,101,489
12/31/2004   Emerging Markets              Nicholas Smithie   Other Pooled Investment Vehicles            0                       $0
             Equity Series                                    Other Accounts                              0                       $0
                                                              Registered Investment Companies             4             $871,732,254
12/31/2004   Global Governments Series     Erik Weisman       Other Pooled Investment Vehicles            0                       $0
                                                              Other Accounts                              0                       $0
                                                              Registered Investment Companies             5             $792,785,359
                                           Matthew Ryan       Registered Investment Companies             9           $1,750,212,782
                                                              Other Pooled Investment Vehicles            3             $582,724,696
                                                              Other Accounts                              3             $396,094,047
12/31/2004   Global Growth Series          Barry Dargan       Other Accounts                              0                       $0
                                                              Registered Investment Companies             5             $976,699,923
                                                              Other Pooled Investment Vehicles            2             $163,159,602
                                           Nicholas Smithie   Other Pooled Investment Vehicles            0                       $0
                                                              Other Accounts                              0                       $0
                                                              Registered Investment Companies             4             $871,732,254
12/31/2004   Global Total Return Series    Barnaby Wiener     Registered Investment Companies             5           $1,010,032,684
                                                              Other Pooled Investment Vehicles            2              $27,315,991
                                                              Other Accounts                              1              $15,510,429
                                           Erik Weisman       Other Accounts                              0                       $0
                                                              Other Pooled Investment Vehicles            0                       $0
                                                              Registered Investment Companies             5             $792,785,359
                                           Matthew Ryan       Registered Investment Companies             9           $1,750,212,782
                                                              Other Pooled Investment Vehicles            3             $582,724,696
                                                              Other Accounts                              3             $396,094,047
                                           Steve Gorham       Registered Investment Companies            23          $30,440,856,090
                                                              Other Pooled Investment Vehicles            3             $645,016,851
                                                              Other Accounts                             25           $3,678,416,023
                                                              Other Accounts - Performance Based Fee      1             $396,696,178
12/31/2004   Government Securities Series  Peter Vaream       Registered Investment Companies             5           $3,284,185,896
                                                              Other Pooled Investment Vehicles            6             $267,001,014
                                                              Other Accounts                              3             $318,316,204
12/31/2004   High Yield Series             John Addeo         Registered Investment Companies            10           $3,941,967,426
                                                              Other Pooled Investment Vehicles            2             $269,455,719
                                                              Other Accounts                              2             $565,167,050
                                           Scott Richards     Registered Investment Companies            10           $3,941,967,426
                                                              Other Pooled Investment Vehicles            2             $269,455,719
                                                              Other Accounts                              2             $565,167,050
12/31/2004   International Growth Series   Barry Dargan       Other Accounts                              0                       $0
                                                              Registered Investment Companies             5             $976,699,923
                                                              Other Pooled Investment Vehicles            2             $163,159,602
12/31/2004   International Value Series    Barnaby Wiener     Registered Investment Companies             5           $1,010,032,684
                                                              Other Pooled Investment Vehicles            2              $27,315,991
                                                              Other Accounts                              0                       $0
12/31/2004   Mass Investors                Greg Locraft       Other Pooled Investment Vehicles            0                       $0
             Growth Stock Series                              Other Accounts                              0                       $0
                                                              Registered Investment Companies             6          $11,570,102,945
                                           Irfan Ali          Registered Investment Companies            15          $16,127,113,855
                                                              Other Pooled Investment Vehicles            3             $246,193,835
                                                              Other Accounts                              0                       $0
                                           Stephen Pesek      Other Pooled Investment Vehicles            0                       $0
                                                              Registered Investment Companies             9          $11,899,521,542
                                                              Other Accounts                             11             $418,111,552
                                                              Other Accounts - Performance Based Fee      1              $50,325,335
12/31/2004   Massachusetts Investors       John Laupheimer    Registered Investment Companies             8           $8,816,503,460
             Trust Series                                     Other Pooled Investment Vehicles            1             $336,199,686
                                                              Other Accounts                              5             $326,075,151
12/31/2004                                 Kevin Beatty       Registered Investment Companies             8           $8,816,503,460
                                                              Other Pooled Investment Vehicles            1             $336,199,686
                                                              Other Accounts                              5             $326,075,151
2/28/2005                                  Nicole Zatlyn      Registered Investment Companies             0                       $0
                                                              Other Pooled Investment Vehicles            0                       $0
                                                              Other Accounts                              0                       $0
12/31/2004   Mid Cap Growth Series         David Sette-Ducati Other Pooled Investment Vehicles            0                       $0
                                                              Registered Investment Companies             14         $11,692,151,585
                                                              Other Accounts                              6             $119,356,221
                                           Eric Fischman      Other Pooled Investment Vehicles            0                       $0
                                                              Registered Investment Companies            13          $11,326,129,985
                                                              Other Accounts                              1              $35,101,489
12/31/2004   Mid Cap Value Series          Deno Mokas         Other Pooled Investment Vehicles            0                       $0
                                                              Other Accounts                              0                       $0
                                                              Registered Investment Companies             3          $12,086,307,656
12/31/2004   New Discovery Series          Tom Wetherald      Other Pooled Investment Vehicles            0                       $0
                                                              Registered Investment Companies             4           $2,574,377,573
                                                              Other Accounts                              1              $50,931,746
12/31/2004   Research International        Jose Luis Garcia   Registered Investment Companies             4           $2,607,489,368
             Series                                           Other Pooled Investment Vehicles            2             $287,335,244
                                                              Other Accounts                              9           $1,769,870,677
                                                              Other Accounts - Performance Based Fee      2             $855,893,706
                                           Thomas Melendez    Registered Investment Companies             5           $2,749,679,637
                                                              Other Pooled Investment Vehicles            2             $287,335,244
                                                              Other Accounts                              9           $1,769,870,677
                                                              Other Accounts - Performance Based Fee      2             $855,893,706
12/31/2004   Research Series               Kate Mead          Other Accounts                              0                       $0
                                                              Registered Investment Companies             4           $4,023,048,106
                                                              Other Pooled Investment Vehicles            2             $253,826,713
12/31/2004   Strategic Growth Series       Irfan Ali          Registered Investment Companies            15          $16,127,113,855
                                                              Other Pooled Investment Vehicles            3             $246,193,835
                                                              Other Accounts                              0                       $0
12/31/2004   Strategic Income Series       Matthew Ryan       Registered Investment Companies             9           $1,750,212,782
                                                              Other Pooled Investment Vehicles            3             $582,724,696
                                                              Other Accounts                              3             $396,094,047
                                           William Adams      Registered Investment Companies            14          $23,274,092,115
                                                              Other Pooled Investment Vehicles            1             $330,422,209
                                                              Other Accounts                              2             $ 47,865,539
12/31/2004   Strategic Value Series        Alan Langsner      Other Pooled Investment Vehicles            0                       $0
                                                              Other Accounts                              0                       $0
                                                              Registered Investment Companies            18          $26,167,794,067
12/31/2004                                 Ken Enright        Other Pooled Investment Companies           0                       $0
                                                              Other Accounts                              0                       $0
                                                              Registered Investment Companies            18          $26,167,794,067
2/28/2005    Technology Series             Telis Bertsekas    Other Accounts                              0                       $0
                                                              Registered Investment Companies             0                       $0
                                                              Other Pooled Investment Vehicles            0                       $0
12/31/2004   Total Return Series           Alan Langsner      Other Pooled Investment Vehicles            0                       $0
                                                              Other Accounts                              0                       $0
                                                              Registered Investment Companies            18          $26,167,794,067
                                           Brooks Taylor      Other Pooled Investment Vehicles            0                       $0
                                                              Other Accounts                              0                       $0
                                                              Registered Investment Companies             8          $21,062,070,310
                                           Ken Enright        Other Pooled Investment Vehicles            0                       $0
                                                              Other Accounts                              0                       $0
                                                              Registered Investment Companies            18          $26,167,794,067
                                           Michael Roberge   Registered Investment Companies             11          $22,780,510,984
                                                             Other Pooled Investment Vehicles             1              $27,226,392
                                                             Other Accounts                               0                       $0
                                           Steve Gorham       Registered Investment Companies            23          $30,440,856,090
                                                              Other Pooled Investment Vehicles            3             $668,040,520
                                                              Other Accounts                             25           $3,678,416,023
                                                              Other Accounts - Performance Based Fee      1             $396,696,178
                                           William Adams      Registered Investment Companies            14          $23,274,092,115
                                                              Other Pooled Investment Vehicles            1             $330,422,209
                                                              Other Accounts                              2              $47,865,339
                                           William Douglas    Registered Investment Companies             6          $18,863,784,027
                                                              Other Pooled Investment Vehicles            0                       $0
                                                              Other Accounts                              0                       $0
12/31/2004   Utilities Series              Maura Shaughnessy  Other Pooled Investment Vehicles            0                       $0
                                                              Other Accounts                              0                       $0
                                                              Registered Investment Companies             4           $2,526,397,271
                                           Robert Persons     Other Pooled Investment Vehicles            0                       $0
                                                              Other Accounts                              0                       $0
                                                              Registered Investment Companies             4           $2,526,397,271
                                                              Other Pooled Investment Vehicles            1             $330,422,209
12/31/2004   Value Series                  Steve Gorham       Registered Investment Companies            23          $30,440,856,090
                                                              Other Pooled Investment Vehicles            3             $668,040,520
                                                              Other Accounts                             25           $3,678,416,023
                                                              Other Accounts - Performance Based Fee      1             $396,696,178


Advisory fees are not based upon performance of any of the accounts identified in the table above, except for those designated "Other Accounts - Performance Based." For the "Other Accounts - Performance Based" category, the advisory fees are based in part on the performance of the accounts. Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager's compensation is not determined by reference to the level of performance fees received by MFS.

POTENTIAL CONFLICTS OF INTEREST -- MFS seek to identify potential conflicts of interest resulting from a portfolio manager's management of both the Series and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Series' portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Series and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Series' is concerned. In most cases, however, MFS believes that the Series' ability to participate in volume transactions will produce better executions for the Series.

MFS does not receive a performance fee for its management of the Series. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Series--for instance, those that pay a higher advisory fee and/or have a performance fee.

ADMINISTRATOR
MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the Series. Under a Master Administrative Services Agreement between the Series and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Boards of Trustees of the Series. Each Series is allocated a portion of these administrative costs based on its size and relative average net assets.

Effective March 5, 2005, each Series pays MFS an administrative fee up to the following annual percentage rates of the Series' average daily net assets:

First $2 billion                0.01626%
Next $2.5 billion               0.01206%
Next $2.5 billion               0.00056%
In excess of $7 billion         0.00000%

For the years ended December 31, 2004, 2003, and 2002, MFS received fees under the Administrative Services Agreement, from each Series, as follows:

                                                2004       2003       2002
                                               -----      -----      -----

Bond Series ................................. $ 23,236   $ 26,560   $ 18,008
Capital Appreciation Series..................   66,939     66,293    100,010
Capital Opportunities Series ................   25,145     24,788     42,155
Core Equity Series ..........................    8,077      6,781      9,007
Emerging Growth Series ......................   41,354     40,913     67,422
Emerging Markets Equity Series ..............    4,990      3,009      3,849
Global Governments Series ...................    6,253      7,690      4,613
Global Growth Series ........................   16,871     15,952     23,538
Global Total Return Series ..................   15,252      8,420      8,360
Government Securities Series ................   68,921    100,990     70,182
High Yield Series ...........................   39,450     37,185     36,098
International Growth Series .................   11,319      9,308     11,495
International Value Series ..................    6,423      5,053      5,945
Massachusetts Investors Growth Stock Series .   51,522     47,780     68,966
Massachusetts Investors Trust Series ........  107,414    109,239    157,369
Mid Cap Growth Series .......................   11,240      5,551      7,167
Mid Cap Value Series ........................    1,762        174          5(1)
Money Market Series .........................   40,417     67,335     66,507
New Discovery Series ........................   27,121     20,621     25,504
Research Series .............................   42,703     43,614     69,775
Research International Series ...............   10,174      6,411      7,803
Strategic Growth Series .....................    7,559      4,323      6,266
Strategic Income Series .....................    8,381      7,621      5,383
Strategic Value Series ......................      858        226         11(1)
Technology Series ...........................    2,812      1,753      2,696
Total Return Series .........................  178,152    166,462    182,219
Utilities Series ............................   28,669     25,511     37,324
Value Series ................................   37,054     29,841     32,729

(1) From the commencement of investment operations on May 1, 2002.


CUSTODIAN
State Street Bank and Trust Company and/or JP Morgan Chase Bank (each a "Custodian") are the custodians of the Series Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Series Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Series Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, serving as the Series Fund's foreign custody manager, providing reports on foreign securities depositaries and, with respect to State Street Bank and Trust Company, calculating the daily net asset value, public offering price and redemption price of shares of each class of the Series Fund. The Custodians do not determine the investment policies of the Series Fund or decide which securities the Series Fund will buy or sell. The Series Fund may, however, invest in securities of a Custodian and may deal with the Custodians as principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System, the Depository Trust Company, or the Mortgage Backed Securities Clearing Corporation.

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc. (the "Shareholder Servicing Agent" or "MFSC"), a wholly owned subsidiary of MFS, is the Series Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agreement effective August 1, 1985 (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of the shares of the Series Fund. In addition, State Street Bank and Trust Company, the dividend and distribution disbursing agent for the Series Fund, has contracted with the Shareholder Servicing Agent to administer and perform certain dividend and distribution disbursing functions for the Series Fund. For these services, the Shareholder Servicing Agent is entitled to receive a fee based on the number of accounts in the Series Fund, computed and paid monthly. In addition, the Shareholder Servicing Agent will be reimbursed by the Series Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Series Fund.


During the fiscal years ended December 31, 2004, 2003 and 2002, no Series paid any compensation to the Shareholder Servicing Agent.


DISTRIBUTOR
MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Series Fund pursuant to the Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Series Fund's shares and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


CODES OF ETHICS
The Trust and its Adviser and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 (the "1940 Act"). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Series. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. These codes are on file with, and are available from, the Securities and Exchange Commission (the "SEC"). These codes can be reviewed and copied at the:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These codes also are available on the EDGAR Database on the Commission's internet website at http://www.sec.gov, and copies of these codes may be obtained, upon payment of a duplicating fee, by electronic request to the following email address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.


5. DISTRIBUTION

RULE 12B-1 PLAN

The Trustees have adopted a Distribution Plan for the Service Class shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Series Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each Class of shares offered by the Series Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Series Fund. Such an increase may reduce the expense ratio to the extent the Series Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Series Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Series Fund will increase or that the other benefits referred to above will be realized.

Current distribution fees for each Series are reflected under the caption "Expense Summary" in the Prospectus.


The Distribution Plan provides that each Series may pay MFD a distribution fee based on the average daily net assets attributable to the Service Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its Distribution Agreement with the Series Fund. Some or all of the distribution fee may be used by MFD, or paid to Participating Affiliates, Plan Sponsors and their affiliates, for compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of variable annuity or variable life insurance contracts investing indirectly in Service Class shares ("Variable Contracts"), as well as other expenses including, but not limited to, training and compensating sales personnel with respect to the Variable Contracts; printing and mailing of prospectuses, statements of additional information and reports; developing, preparing, printing and mailing advertisements, sales literature and other promotional materials; holding seminars and sales meetings; educating and servicing Variable Contract owners and their accounts; and compensating employees of the MFD. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its Distribution Agreement with the Series Fund, the Series Fund is not liable to MFD for any losses MFD may incur in performing services under its Distribution Agreement with the Series Fund.


Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to Service Class shares.

The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Series Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated with respect to a Series at any time by vote of a majority of the Distribution Plan Qualified Trustees or by a majority of the voting power of the Series' Service Class shares. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated with respect to a Series at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by a majority of the voting power of the Series' Service Class shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses with respect to a Series without the approval of a majority of the voting power of the Series' Service Class shares or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.


As described above, shares of the Series are only sold principally as investment options under variable life and annuity products (the "Variable Products") sold by Sun Life Assurance Company of Canada (U.S.) and its affiliates and New England Life Insurance Company (collectively, "Sun Life"). In connection with the sale of the Variable Products, the selling broker or other financial intermediary may receive various forms of compensation including:

o A sales commission from Sun Life based upon the premium paid on the Variable Product. The prospectus for the Variable Product describes the commission paid on the Variable Product that you purchased.

o Payments of distribution fees under the Rule 12b-1 Plan for the Service Class of the Series, which are asset-based charges paid from the assets of the Fund.

o Additional payments by Sun Life out of its own assets additional cash payments or reimbursements to broker-dealers which sell the Variable Products in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all broker-dealers, and the terms of any particular agreement governing the payments may vary among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Variable Products on the broker- dealers' preferred or recommended list, access to the broker-dealers' registered representatives for purposes of promoting sales of the Variable Products, assistance in training and education of the employees of a broker-dealer, and opportunities for Sun Life to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular broker-dealer's actual or expected aggregate sales of the Variable Products or assets held within those contracts. You should consult the prospectus for the Variable Product that you hold to learn more about these arrangements.

These payments may provide additional incentives to selling brokers or intermediaries to actively promote the Variable Products or cooperate with related promotional efforts.

6. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS
The Series' financial statements and financial highlights for the fiscal year ended December 31, 2004, are incorporated by reference into this SAI from the Series Fund's Annual Report to shareholders and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm, given upon their authority as experts in accounting and auditing. A copy of the Series Fund's Annual Report accompanies this SAI.


7. ADDITIONAL INFORMATION WITH RESPECT TO SHARES OF EACH SERIES

PURCHASES
Sun Life of Canada (U.S.), Sun Life (N.Y.) and New England Life Insurance Company buy shares of each Series for their Variable Accounts without a sales charge at their net asset value through the allocation of purchase payments made under Contracts issued by them in accordance with the allocation instructions received from owners of the Contracts.

EXCHANGE PRIVILEGE
Subject to the limitations described in the prospectus, shares of any Series of the Series Fund may be exchanged for the same class of shares of any other Series of the Series Fund (if shares of that Series are available for purchase) at net asset value so as to facilitate exchanges among Sub-Accounts of the Variable Accounts, as described in the prospectuses for the Variable Accounts. See the Prospectus for a further discussion of the exchange privilege.

NET ASSET VALUE, DIVIDENDS AND DISTRIBUTIONS
The net asset value per share of each class of each Series is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Series shares outstanding for that class.

MONEY MARKET SERIES -- All the Net Income, as defined below, of the Money Market Series determined at the times stated above is declared as a dividend to its shareholders at the time of such determination. (Shares purchased become entitled to dividends declared as of the first day following the date of investment.) Dividends are distributed on the last business day of each month. If paid in the form of additonal shares, dividends are paid at the rate of one share (and fraction thereof) for each one dollar (and fraction thereof) of dividend income attributable to the Money Market Series.

For this purpose the Net Income of the Money Market Series (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the Series, (ii) less all actual and accrued expenses of the Series determined in accordance with generally accepted accounting principles, and (iii) plus or minus net realized or net unrealized gains and losses on the assets of the Series. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity. Securities are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Trustees determine that it does not constitute fair value for such purposes.

Since the Net Income of the Money Market Series is declared as a dividend each time the Net Income of that Series is determined, the net asset value per share of that Series (i.e., the value of the net assets of that Series divided by the number of its shares outstanding) remains at $1.00 per share immediately after each such determination and dividend declaration.

Portfolio securities of the Money Market Series are valued at amortized cost, which the Board of Trustees which oversees the Money Market Series has determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This valuation method will continue to be used until such time as the Board of Trustees determines that it does not constitute fair value for such purposes. The Money Market Series will limit its portfolio to those investments in U.S. dollar-denominated instruments which the Adviser under the supervision of the Series' Board of Trustees determines present minimal credit risks, and which are of high quality as determined by any major rating service or, in the case of any instrument that is not so rated, of comparable quality as determined by the Adviser under the supervision of the Series' Board of Trustees. The Money Market Series has also agreed to maintain a dollar-weighted average maturity of 90 days or less and to invest only in securities maturing in 13 months or less. The Board of Trustees has established procedures designed to stabilize its net asset value per share, as computed for the purposes of sales and redemptions, at $1.00 per share. If the Board determines that a deviation from the $1.00 per share price may exist which may result in a material dilution or other unfair result to investors or existing shareholders, it will take corrective action it regards as necessary and appropriate, which action could include the sale of instruments prior to maturity (to realize capital gains or losses); shortening average portfolio maturity; withholding dividends; or using market quotations for valuation purposes.

OTHER SERIES -- The following valuation techniques apply to each Series except the Money Market Series.

Equity securities held by a Series are valued at their market value when market quotations are readily available. Debt securities held by a Series are valued based on information furnished by an independent pricing service or readily available market quotations. Certain short-term debt instruments used to manage a Series' cash are valued on the basis of amortized cost. The values of any foreign securities held by a portfolio are converted into U.S. dollars using an exchange rate obtained from an independent third party. When pricing- service information or market quotations are not readily available, securities are priced at fair value as determined under the direction of the Board of Trustees. For example, events reasonably determined to be significant (such as certain movements in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the Series' valuation time that may impact the value of securities traded in these foreign markets. In these cases, the Series may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the Series' valuation time. Fair valuation of foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Substantially all of the net income of each Series (other than the Money Market Series, which is discussed above) is paid to its shareholders as a dividend at least annually. Each Series will also distribute its net profits from the sale of securities, if any, on at least an annual basis.

DISTRIBUTIONS -- The Variable Accounts can choose to receive distributions from the Series Fund in either cash or additional shares. It is expected that the Variable Accounts will choose to receive distributions in additional shares. If the Variable Accounts choose to receive distributions in cash, they will reinvest the cash in the Series Fund to purchase additional shares at their net asset value.

TAX STATUS
Each Series is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Each individual Series of the Series Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of subchapter M, including requirements as to the nature of a Series' gross income, the amount of its distributions, and the composition of its portfolio assets. Because each Series intends to distribute all of its net investment income and realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that any Series will be required to pay any federal income or excise taxes, although a Series' foreign-source income may be subject to foreign withholding taxes. Distributions by the Series Fund, to the extent applied to increase reserves under the Contracts, are not taxable to Sun Life of Canada (U.S.) or Sun Life (N.Y.). If any Series should fail to qualify as a "regulated investment company" in any year, then that Series would incur corporate federal income tax upon its taxable income for that year (with no deduction for distributions to shareholders), its distributions would generally be taxable as ordinary dividend income to its shareholders, and investments in that Series through separate accounts would no longer qualify for the look-through treatment described below, with potential adverse consequences for contract holders as described below.

Each shareholder (i.e., separate account) that invests in a Series must meet certain diversification requirements under Section 817(h) of the Code in order for the associated contracts to be treated as "life insurance contracts" under the Code. If the account is not sufficiently diversified and the contracts are not treated as life insurance contracts, the contract holders generally will be subject to tax on all taxable distributions from a Series, and on all sales, exchanges or redemptions of interests in the Series.

If all of the beneficial interests in a Series are held by one or more insurance companies and certain other eligible holders, the diversification requirements of Section 817(h) may be applied by taking into account the assets of the Series, rather than treating the interest in the Series as a separate investment of each separate account investing in the Series. Each Series intends to continue to diversify its assets in accordance with the requirements of Section 817(h) so that, assuming that look-through treatment as described in the preceding sentence is available, any separate account invested wholly in the Series would also satisfy such diversification requirements.

Any investment by a Series in zero coupon bonds, deferred interest bonds, PIK bonds (as defined in Appendix A), certain stripped securities and certain securities purchased at a market discount will cause the Series to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Series (or potential disqualification of the Series as a "regulated investment company," with the consequences discussed above), the Series may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Series.

A Series' transactions in options, Futures Contracts, Forward Contracts and swaps and related transactions will be subject to special tax rules that may affect the amount, timing and character of Series income and distributions to shareholders. For example, certain positions held by a Series on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any resulting gain or loss, in addition to gains and losses from actual dispositions of those positions, will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Series that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles" and may be subject to special tax rules that would cause deferral of Series losses, adjustments in the holding periods of Series securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Series will limit its activities in options, Futures Contracts, Forward Contracts and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

Special tax considerations apply with respect to foreign investments of a Series. Foreign exchange gains and losses realized by the Series will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes and investment by a Series in "passive foreign investment companies" may be limited in order to avoid a tax on the Series. A Series may elect to mark to market any investments in "passive foreign investment companies" on the last day of each year. This election may cause the Series to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Series (or potential disqualification of the Series as a "regulated investment company," with the consequences discussed above), the Series may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Series.

Investment income received by a Series from foreign securities, and gains with respect to foreign securities, may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Series to a reduced rate of tax or an exemption from tax on such income; the Series intend to qualify for treaty reduced rates where available. It is impossible, however, to determine a Series' effective rate of foreign tax in advance, since the amount of the Series' assets to be invested within various countries is not known.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Series Fund's Declaration of Trust permits the Series Fund's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each Series, to divide or combine the shares of any Series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that Series and to divide such shares into classes. The Series Fund has reserved the right to create and issue additional Series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Series with each other share of that class. Shares of each Series of the Series Fund participate equally in the earnings, dividends and distribution of net assets of the particular Series upon liquidation or dissolution (except for any differences among classes of shares of a Series).

Each shareholder of each Series is entitled to one vote for each dollar of net asset value (number of shares of the Series owned times net asset value per share) of the Series, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all Series of the Series Fund generally will vote together on all matters except when the Trustees determine that only shareholders of particular Series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by Series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Series Fund's Declaration of Trust.

The Series Fund, or any Series or class of the Series Fund, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Series Fund voting as a single class or of the affected Series or class. The Series Fund, or any Series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any Series of the Series Fund, or any class of any Series, may be terminated at any time by a vote of a majority of the outstanding voting power of that Series or class, or by the Trustees by written notice to the shareholders of that Series or class. The Series Fund may be terminated at any time by a vote of a majority of the voting power of the Series Fund or by the Trustees by written notice to the shareholders. If not so terminated, the Series Fund will continue indefinitely.

The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Series if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Series (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff made exceptions in limited circumstances.

Under the Declaration of Trust, a Series may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Series Fund and provides for indemnification and reimbursement of expenses out of Series Fund property for any shareholder held personally liable for the obligations of the Series Fund. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Series Fund and its shareholders and the Trustees, officers, employees and agents of the Series Fund covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Series Fund itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Series Fund are not binding upon the Trustees individually but only upon the property of the Series Fund and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Series Fund's Declaration of Trust provides that shareholders may not bring suit on behalf of a Series without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Series or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

The Series Fund's Declaration of Trust provides that by becoming a shareholder of a Series, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

8. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Series are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.

In connection with the selection of broker dealers and the placing of Series portfolio transactions, the Adviser seeks to achieve for the Series the best overall price and execution available from brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in that and other transactions.

In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker-dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Series.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), the Adviser may cause the Series to pay a broker or dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Series in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Series and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research"), for example, investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Series. The Adviser may use brokerage commissions from the Series' portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

The advisory fee paid by the Series to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Series' portfolio transactions are used to obtain Research, the brokerage commissions paid by the Series might exceed those that might otherwise be paid.

The Research received may be useful and of value to the Adviser in serving both the Series and other clients of the Adviser; accordingly, not all of the Research provided by brokers through which the Series effects securities transactions may be used by the Adviser in connection with the Series. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

From time to time, the Adviser prepares a list of broker-dealer firms that have been deemed by the Adviser to provide valuable Research as determined periodically by the investment staff ("Research Firms"), together with a suggested non-binding amount of brokerage commissions ("non-binding target") to be allocated to each of these research firms, subject to certain requirements. All trades with Research Firms will be executed in accordance with the Adviser's obligation to seek best execution for its client accounts. Neither the Adviser nor the Series has an obligation to any Research Firm if the amount of brokerage commissions paid to the research firm is less than the applicable non-binding target. The Adviser reserves the right to pay cash to the Research Firm from its own resources in an amount the Adviser determines in its discretion.

If the Adviser determines that any service or product has a mixed use, (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser will allocate the costs of such service or product accordingly in its reasonable discretion. The Adviser will allocate brokerage commissions to Research Firms only for the portion of the service or product that the Adviser determines assists it in the investment decision- making or trading process and will pay for the remaining value of the product or service in cash.

Certain Series have entered into an arrangement under which, with respect to certain brokerage transactions directed to certain broker-dealers, the Series receive a credit for part of the brokerage commission paid, which is applied against expenses of the Series. In addition, the Series have an expense offset arrangement that reduces the Series' custodian fees based upon the amount of cash maintained by the Series with their custodian and dividend disbursing agent, State Street Bank and Trust Company.

In effecting portfolio transactions on behalf of the Series and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

In certain instances there may be securities which are suitable for the Series' portfolios as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Series and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Series is concerned. In other cases, however, the Adviser believes that the Series' ability to participate in volume transactions will produce better executions for the Series.

For the years ended December 31, 2004, 2003 and 2002, brokerage commissions paid by the Series were as follows:

                                                                   TOTAL COMMISSIONS PAID DURING
                                                   --------------------------------------------------------------
SERIES                                                  2004                    2003                    2002
-----------------------------------------------------------------------------------------------------------------
Bond Series .....................................      $        0              $        0              $        0
Capital Appreciation Series .....................       1,294,446               2,230,711               2,448,944
Capital Opportunities Series ....................         666,124                 633,581               1,391,616
Core Equity Series ..............................         265,810                 336,307                 242,641
Emerging Growth Series ..........................       1,336,929               1,467,293               2,300,370
Emerging Markets Equity Series ..................         307,815                 249,780                 518,350
Global Governments Series .......................               0                       0                       0
Global Growth Series ............................         707,700                 746,379               1,205,847
Global Total Return Series ......................         191,839                 160,967                 107,217
Government Securities Series ....................               0                       0                       0
High Yield Series ...............................          29,043                   9,356                       0
International Growth Series .....................         422,663                 332,252                 524,381
International Value Series ......................         180,846                 148,254                 155,467
Massachusetts Investors Growth Stock Series .....       1,897,263               3,961,167               3,803,215
Massachusetts Investors Trust Series ............       2,392,732               2,764,163               2,844,375
Mid Cap Growth Series ...........................         351,343                 265,323                 485,459
Mid Cap Value Series ............................               0                  38,603                   2,329(1)
Money Market Series .............................               0                       0                       0
New Discovery Series ............................       1,686,145               1,200,435               1,288,006
Research Series .................................       1,627,728               1,801,548               2,168,742
Research International Series ...................         454,361                 248,993                 407,859
Strategic Growth Series .........................         174,012                 137,902                 177,338
Strategic Income Series .........................             611                       0                       0
Strategic Value Series ..........................               0                  11,894                   2,416(1)
Technology Series ...............................         133,984                 214,822                 244,324
Total Return Series .............................       2,612,317               1,849,426               2,541,707
Utilities Series ................................       1,071,432               1,348,500                 983,112
Value Series ....................................         376,018                 554,833                 566,376
------------
(1) From the commencement of investment operations on May 1, 2002.

During the year ended December 31, 2004 each of the following Series purchased and retained securities issued by regular broker-dealers and affiliates thereof, as follows:
                                                                                                             VALUE  OF  SECURITY AT
SERIES                                                  BROKER-DEALER                                             DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------

Bond Series ..........................................  Morgan Stanley                                                  $ 7,308,057
                                                        Citigroup, Inc.                                                 $ 3,619,065
                                                        Lehman Brothers Holdings, Inc.                                  $ 2,901,196
                                                        Prudential Financial Corp.                                      $ 1,820,281
                                                        Bank of America Corp.                                           $ 1,424,805
                                                        Credit Suisse Group                                             $   980,233
-----------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Series ..........................  Citigroup, Inc.                                                 $12,710,028
                                                        Merrill Lynch & Co., Inc.                                       $ 8,198,651
                                                        Morgan Stanley                                                  $31,597,160
-----------------------------------------------------------------------------------------------------------------------------------
Capital Opportunities Series .........................  Citigroup, Inc.                                                 $ 2,306,666
                                                        Goldman Sachs Group, Inc.                                       $   405,756
                                                        J.P. Morgan Chase & Co.                                         $ 4,829,828
                                                        Merrill Lynch & Co., Inc.                                       $ 3,698,568
                                                        Morgan Stanley                                                  $ 3,413,000
-----------------------------------------------------------------------------------------------------------------------------------
Core Equity Series ...................................  Bank of America Corp.                                           $ 2,279,391
                                                        Citigroup, Inc.                                                 $ 1,656,043
                                                        J.P. Morgan Chase & Co.                                         $ 1,569,996
                                                        Morgan Stanley                                                  $ 1,222,000
                                                        Goldman Sachs Group, Inc.                                       $   648,169
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Growth Series ...............................  Morgan Stanley                                                  $ 5,038,000
                                                        Lehman Brothers Holdings, Inc.                                  $ 2,178,252
                                                        Goldman Sachs Group, Inc.                                       $ 2,164,032
-----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity Series .......................  Morgan Stanley                                                  $   231,000
-----------------------------------------------------------------------------------------------------------------------------------
Global Governments Series ............................  Goldman Sachs Group, Inc.                                       $ 3,020,000
                                                        Morgan Stanley                                                  $ 3,020,000
-----------------------------------------------------------------------------------------------------------------------------------
Global Growth Series .................................  Citigroup, Inc.                                                 $ 2,567,609
                                                        Goldman Sachs Group, Inc.                                       $ 1,237,036
                                                        Morgan Stanley                                                  $ 1,140,000
                                                        UBS AG                                                          $ 2,281,800
-----------------------------------------------------------------------------------------------------------------------------------
Global Total Return Series ...........................  UBS AG                                                          $ 5,982,259
                                                        Bank of America Corp.                                           $ 2,239,449
                                                        Citigroup, Inc.                                                 $ 1,989,497
                                                        Goldman Sachs Group, Inc.                                       $ 1,619,903
                                                        Lehman Brothers Holdings, Inc.                                  $   753,495
                                                        J.P. Morgan Chase & Co.                                         $   644,445
                                                        Merrill Lynch & Co., Inc.                                       $   512,827
-----------------------------------------------------------------------------------------------------------------------------------
Government Securities Series .........................  Goldman Sachs Group, Inc.                                       $38,100,000
-----------------------------------------------------------------------------------------------------------------------------------
International Growth Series ..........................  UBS AG                                                          $ 2,339,281
                                                        Morgan Stanley                                                  $ 1,536,000
-----------------------------------------------------------------------------------------------------------------------------------
International Value Series ...........................  UBS AG ...............................................          $ 1,779,779
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts Investors Growth Stock Series ..........  Morgan Stanley                                                  $14,645,152
                                                        Citigroup, Inc.                                                 $ 5,185,613
                                                        Goldman Sachs Group, Inc.                                       $ 4,099,176
                                                        Merrill Lynch & Co., Inc.                                       $ 2,062,065
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts Investors Trust Series .................  Citigroup, Inc.                                                 $14,684,300
                                                        Goldman Sachs Group, Inc.                                       $17,782,517
                                                        J.P. Morgan Chase & Co.                                         $24,318,834
                                                        Lehman Brothers Holdings, Inc.                                  $ 8,048,160
                                                        Morgan Stanley                                                  $16,399,000
-----------------------------------------------------------------------------------------------------------------------------------
Money Market Series ..................................  Citicorp                                                        $17,089,479
                                                        General Electric Capital Corp.                                  $15,460,419
                                                        Goldman Sachs Group, Inc.                                       $ 1,993,298
                                                        Morgan Stanley, Inc.                                            $15,039,559
-----------------------------------------------------------------------------------------------------------------------------------
New Discovery Series .................................  Morgan Stanley                                                  $ 3,344,000
-----------------------------------------------------------------------------------------------------------------------------------
Research Series ......................................  Bank of America Corp.                                           $ 9,596,298
                                                        Citigroup, Inc.                                                 $12,548,385
                                                        Goldman Sachs Group, Inc.                                       $10,206,324
                                                        Morgan Stanley                                                  $ 9,226,000
-----------------------------------------------------------------------------------------------------------------------------------
Research International Series ........................  UBS AG                                                          $ 1,589,803
-----------------------------------------------------------------------------------------------------------------------------------
Strategic Growth Series ..............................  Morgan Stanley                                                  $ 1,875,000
                                                        Citigroup, Inc.                                                 $ 1,553,323
                                                        Merrill Lynch & Co., Inc.                                       $   383,126
                                                        Goldman Sachs Group, Inc.                                       $   278,827
-----------------------------------------------------------------------------------------------------------------------------------
Strategic Income Series ..............................  Morgan Stanley                                                  $ 4,285,137
-----------------------------------------------------------------------------------------------------------------------------------
Technology Series ....................................  Morgan Stanley                                                  $   243,000
-----------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Return Series ..................................  Bank of America Corp.                                           $41,243,744
                                                        Citigroup, Inc.                                                 $42,096,580
                                                        Credit Suisse Group                                             $ 5,752,792
                                                        Goldman Sachs, Group, Inc.                                      $14,336,559
                                                        J.P. Morgan Chase & Co.                                         $37,173,449
                                                        Lehman Brothers Holdings, Inc.                                  $ 7,390,817
                                                        Merrill Lynch & Co., Inc.                                       $21,608,400
                                                        Morgan Stanley                                                  $12,072,163
-----------------------------------------------------------------------------------------------------------------------------------
Utilities Series .....................................  Morgan Stanley                                                  $11,686,000
-----------------------------------------------------------------------------------------------------------------------------------
Value Series .........................................  Bank of America Corp.                                           $17,939,654
                                                        Citigroup, Inc.                                                 $16,781,094
                                                        Goldman Sachs Group, Inc.                                       $11,735,712
                                                        Morgan Stanley                                                  $ 5,422,000
                                                        J.P. Morgan Chase & Co.                                         $ 4,983,918
                                                        Merrill Lynch & Co., Inc.                                       $ 3,573,051
                                                        Lehman Brothers Holdings, Inc.                                  $ 2,370,708

During the fiscal year ended December 31, 2004, the Series allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Adviser to provide valuable research ("Research Firms"). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms.(1)

                                                                           DOLLAR AMOUNT OF                      COMMISSIONS PAID
                                                                          TRANSACTIONS WITH                    ON TRANSACTIONS WITH
SERIES                                                                      RESEARCH FIRMS                        RESEARCH FIRMS
-----------------------------------------------------------------------------------------------------------------------------------

Bond Series ..........................................                           N/A                                    N/A
Capital Appreciation Series ..........................                        $1,187,942                          $  821,799,143
Capital Opportunities Series .........................                           608,262                             350,366,539
Core Equity Series ...................................                           248,612                             144,524,998
Emerging Growth Series ...............................                         1,242,779                             766,665,341
Emerging Markets Equity Series .......................                           294,671                             109,926,239
Global Governments Series ............................                           N/A                                    N/A
Global Growth Series .................................                           615,004                             332,050,636
Global Total Return Series ...........................                           176,317                             110,638,753
Government Securities Series .........................                           N/A                                    N/A
High Yield Series ....................................                            15,663                               7,104,243
International Growth Series ..........................                           390,502                             201,746,278
International Value Series ...........................                           177,588                              94,736,352
Massachusetts Investors Growth Stock Series ..........                         2,216,756                           1,655,601,724
Massachusetts Investors Trust Series .................                         1,763,661                           1,328,394,559
Mid Cap Growth Series ................................                           329,324                             168,686,252
Mid Cap Value Series .................................                            90,392                              45,581,446
Money Market Series ..................................                           N/A                                    N/A
New Discovery Series .................................                         1,565,869                             643,599,197
Research Series ......................................                         1,515,647                             965,265,442
Research International Series ........................                           423,561                             227,815,200
Strategic Growth Series ..............................                           160,801                             104,714,402
Strategic Income Series ..............................                           N/A                                    N/A
Strategic Value Series ...............................                           N/A                                    N/A
Technology Series ....................................                           123,958                              52,901,517
Total Return Series ..................................                         2,459,885                           1,563,408,591
Utilities Series .....................................                         1,021,778                             522,110,124
Value Series .........................................                           357,096                             280,174,334
-----------------------------------------------------------------------------------------------------------------------------------
(1) The amounts shown do not include transactions directed to electronic communication returns (ECNs) owned by Research Firms.

9.  DISCLOSURE OF PORTFOLIO HOLDINGS
The Series established a policy governing the disclosure of a Series portfolio holdings which is designed to protect the confidentiality of the Series' non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Series' Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS chief compliance officer or a senior member of the MFS compliance department acting under the supervision of MFS' chief compliance officer (an "Authorized Person").

Registered investment companies that are sub-advised by MFS may be subject to different portfolio holdings disclosure policies, and neither MFS nor the Board of Trustees of the Series exercises control over such policies. In addition, separate account clients of MFS have access to their portfolio holdings and are not subject to the Series' portfolio holdings disclosure policies. Some of the funds that are sub-advised by MFS and some of the separate accounts managed by MFS have substantially similar or identical investment objectives and strategies to the Series, and therefore potentially substantially similar, and in certain cases nearly identical portfolio holdings, as certain Series.

Neither MFS nor the Series will receive any compensation or other consideration in connection with its disclosure of Series portfolio holdings.

PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of Series portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, a Series may make its portfolio holdings publicly available on the MFS website in such scope and form and with such frequency as MFS may reasonably determine. Each Series' prospectus describes, to the extent applicable, the type of information that is disclosed on MFS' website, as well as the frequency with which this information is disclosed and the lag between the data of the information and the data of its disclosure.

A Series' portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information, (b) the day after the Series makes such information available on its website (assuming that it discloses in its prospectus that such information is available on its website), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. A Series may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information (such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media), and MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of such agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS and its affiliates.

In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Series' shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Series on the other, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Series' Independent Chief Compliance Officer and the Board of Trustees of the Series. MFS also reports to the Board of Trustees of the Series regarding the disclosure of information regarding the Series that is not publicly available.

Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

o Employees of MFS or MFD (collectively "Series representatives") disclose non- public portfolio holdings in connection with the day-to-day operations and management of the Series. Full portfolio holdings are disclosed to a Series' custodians, independent registered accounting firm and financial printers. Portfolio holdings are disclosed to a Series' pricing service vendors and broker-dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Series operations, including accounting, compliance support and pricing. Portfolio holdings may also be disclosed to persons assisting a Series in the voting of proxies or in connection with litigation relating to Series portfolio holdings. In connection with managing the Series, MFS may use analytical systems provided by third parties who may have access to Series portfolio holdings.

o Non-public portfolio holdings may be disclosed in connection with in-kind puurchases and redemptions of Series shares and in other circumstances not described above subject to compliance with the applicable disclosure standards.

In addition, subject to such disclosure not being impermissible under applicable law or regulation, Series Representatives may disclose Series portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

o Series Representatives may provide oral or written information ("portfolio commentary") about a Series including, but not limited to, how the Series' investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Series performance. Series Representatives may also express their views, orally or in writing on one or more of a Series' portfolio holdings or may state that a Series has recently purchased or sold one or more holdings.

o Series Representatives may also provide oral or written information ("statistical information") about various financial characteristics of a Series or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Series, persons considering investing in the Series or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE. With authorization from an Authorized Person, Series Representatives may disclose non-public Series portfolio holdings to the recipients identified on Appendix D to this SAI, or permit the recipients identified on Appendix D to this SAI to have access to non-public Series portfolio holdings, on an on-going basis.

This list of recipients on Appendix D is current as of April 25, 2005, and any additions, modifications or deletions to this list that have occurred since April 25, 2005, are not reflected. The portfolio holdings of the Series which are provided to these recipients, or to which these recipients have access, may be the Series' current portfolio holdings. As a condition to receiving or being provided access to non-public Series portfolio holdings, the recipients listed in Appendix D must agree or have a duty to maintain this information in confidence.

                                                                    APPENDIX A

INVESTMENT TECHNIQUES, PRACTICES AND RISKS

Set forth below is a description of investment techniques and practices which, to the extent such techniques and practices are consistent with their investment objectives and policies, the Series may generally use in pursuing their investment objectives and investment policies, and a description of the risks associated with these investment techniques and practices. Reference to a "Series" on this Appendix A does not mean that each Series may engage in the investment technique or practice described. Please review Appendix A of the Series' prospectus for a list of the investment techniques and practices which generally are or may be utilized by your Series.


INVESTMENT TECHNIQUES AND PRACTICES

DEBT SECURITIES

To the extent the Series invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Series' investments in debt securities with longer terms to maturity are subject to greater volatility than the Series' shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

ASSET-BACKED SECURITIES: The Series may purchase the following types of asset-backed securities:

    COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES:
The Series may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

The Series may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

    CORPORATE ASSET-BACKED SECURITIES: The Series may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

    MORTGAGE PASS-THROUGH SECURITIES: The Series may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Series may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Series may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government, but not the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations) (see "U.S. Government Securities" below). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass- through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass- through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veterans Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Series may also buy mortgage-related securities without insurance or guarantees.

    STRIPPED MORTGAGE-BACKED SECURITIES: The Series may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

    CORPORATE SECURITIES: The Series may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Series may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

The Series may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix B for a description of bond ratings. Securities rated Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. The Series may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.


    LOANS AND OTHER DIRECT INDEBTEDNESS: The Series may purchase loans and other direct indebtedness and also may originate loans. When the Series purchases a loan, the Series acquires some or all of the interest in such loan held by a bank or other lender. Most loans in which the Series invests are secured, although some may be unsecured in part or in full. Loans purchased by the Series may be in default at the time of purchase. Loans that are fully secured should protect the Series better than unsecured loans in the event of non-payment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with a secured loan would satisfy the borrower's obligation, or that such collateral could be liquidated.

Loans in which the Series invests generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders' rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent may be appointed. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent's general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

The Series may acquire loans by participating directly in a lending syndicate as a lender. Alternatively, the Series may acquire loans or an interest in loans by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the Series assumes all of the rights of the lender in the loan or of the participant in the participants' portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the Series purchases a portion of the lender's or the participants' interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several issues. The Series must rely on another party not only for the enforcement of the Series' rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan. The Series may be subject to delays, expenses and risks that are greater than those that would be involved if the Series could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the Series may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the Series also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the Series to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

The Series also may purchase trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims also may be purchased when such companies are in default.

The Series' ability to receive payments of principal, interest and other direct indebtedness in which it invests will depend primarily on the financial condition of the borrower. In selecting loans and other direct indebtedness for purchase by the Series, the Adviser will rely on its own (and not the original lender's) credit analysis of the borrower. Because the Series may be required to rely on another party to collect and to pass on to the Series amounts payable with respect to the loan or other direct indebtedness and to enforce the Series' rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the Series from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Series.

The Series may invest in revolving credit facilities or other standby financing commitments that obligate the Series to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Series is committed to advance additional funds, it will hold liquid unencumbered assets in an amount sufficient to meet such commitments.

The Series may invest in floating rate loans. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase by the Series may be of lower quality or may have a higher price.


    LOWER RATED BONDS: The Series may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix B for a description of bond ratings. No minimum rating standard is required by the Series, and the Series may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Series' policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Series focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Series invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

    MUNICIPAL BONDS: The Series may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Series may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Series may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

The Series may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.


    U.S. GOVERNMENT SECURITIES: The Series may invest in U.S. Government Securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government, one of its agencies or instrumentalities, or a government sponsored enterprise. Certain U.S. Government securities in which the Series may invest, such as U.S. Treasury obligations (including bills, notes and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the United States Government and ordinarily involve minimal credit risk. Other U.S. Government securities in which the Series may invest involve increased credit risk because they are backed only by the credit of a U.S. federal agency or government sponsored enterprise, such as the Student Loan Marketing Association (Sallie
Mae), the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie
Mae). Although government sponsored enterprises such as Sallie Mae, FHLBs, Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations and their securities are not issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the United States Government.

Investors should note that many U.S. Government securities in which the Series may invest are not supported by the full faith and credit of the United States Government (including securities issued by government sponsored enterprises and by certain U.S. federal agencies and instrumentalities) and involve increased credit risk.

U.S. Government Securities also include interest in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    VARIABLE AND FLOATING RATE OBLIGATIONS: The Series may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Series on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Series is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Series through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.


    ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Series may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Series will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Series' distribution obligations.

EQUITY SECURITIES
The Series may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

FOREIGN SECURITIES EXPOSURE
The Series may invest in various types of foreign securities, or securities which provide the Series with exposure to foreign securities or foreign currencies, as discussed below:

BRADY BONDS: The Series may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

DEPOSITARY RECEIPTS: The Series may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Series' policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Series in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Series may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Series may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Series' custodian in five days. The Series may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Series may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

EMERGING MARKETS: The Series may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for securities, the source of its revenues and the location of its assets. Such investments entail significant risks as described below.

o Government Actions -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Series' portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Series' assets should these conditions recur.

o Default; Legal Recourse -- The Series may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Series defaults, the Series may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Series' ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

o Foreign Currencies -- The securities in which the Series invests may be denominated in foreign currencies and international currency units and the Series may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Series' asset value.

    Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Series' portfolio securities are denominated may have a detrimental impact on the Series' net asset value.

o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

    The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

    The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Series' securities in such markets may not be readily available. The Series may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Series believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Series' identification of such condition until the date of the SEC action, the Series' securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Series) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There are no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

    Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

    The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

    To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

    Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

o Withholding -- Income from securities held by the Series could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Series makes its investments. The Series' net asset value may also be affected by changes in the rates or methods of taxation applicable to the Series or to entities in which the Series has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

FOREIGN SECURITIES: The Series may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Series may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Series may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Series to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Series to risk of loss if exchange rates move in a direction adverse to the Series' position. Such losses could reduce any profits or increase any losses sustained by the Series from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Series' investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

FORWARD CONTRACTS
The Series may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

A Forward Contract to sell a currency may be entered into where the Series seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Series may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Series intends to acquire.

If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Series may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Series does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Series' profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

The Series will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Series may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Series may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

The Series will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Series may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

The use by the Series of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

FUTURES CONTRACTS
The Series may purchase and sell futures contracts ("Futures Contracts") on stock indices, single stocks, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Series may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

Purchases or sales of stock index futures contracts are used to attempt to protect the Series' current or intended stock investments from broad fluctuations in stock prices. For example, the Series may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Series' securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Series will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Series' current or intended investments in fixed income securities. For example, if the Series owned long-term bonds and interest rates were expected to increase, the Series might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Series' portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Series' interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Series from declining as much as it otherwise would have.

Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Series could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Series' cash reserves could then be used to buy long-term bonds on the cash market. The Series could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Series to hedge its interest rate risk without having to sell its portfolio securities.

The Series may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Series may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

Conversely, the Series could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Series purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Series will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

The use by the Series of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

INDEXED SECURITIES
The Series may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Series may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate- term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign- denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Series to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

INVERSE FLOATING RATE OBLIGATIONS
The Series may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

INVESTMENT IN OTHER INVESTMENT COMPANIES
The Series may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

    OPEN-END FUNDS. The Series may invest in open-end investment companies.

    CLOSED-END FUNDS. The Series may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

LENDING OF PORTFOLIO SECURITIES
The Series may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Series would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Series would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Series would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Series would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Series would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

LEVERAGING TRANSACTIONS
The Series may engage in the types of transactions described below, which involve "leverage" because in each case the Series receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Series will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Series' shares and distributions on the Series' shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Series' shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Series. These transactions also increase the Series' expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Series would diminish the investment performance of the Series compared with what it would have been without using these transactions.

BANK BORROWINGS: The Series may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Series may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Series foregoes principal and interest paid on the mortgage-backed securities. The Series is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Series may also be compensated by receipt of a commitment fee.

If the income and capital gains from the Series' investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Series compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Series is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Series sells securities becomes insolvent, the Series' right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

REVERSE REPURCHASE AGREEMENTS: The Series may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Series will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Series. The Series will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

OPTIONS
The Series may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix:

OPTIONS ON FOREIGN CURRENCIES: The Series may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Series may write options on foreign currencies for the same types of hedging purposes. For example, where the Series anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Series will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

OPTIONS ON FUTURES CONTRACTS: The Series also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Series' profit or loss on the transaction.

Options on Futures Contracts that are written or purchased by the Series on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Series may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Series owns liquid and unencumbered assets equal to the difference. The Series may cover the writing of put Options on Futures Contracts
(a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Series owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Series, the Series will be required to sell the underlying Futures Contract which, if the Series has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Series is exercised, the Series will be required to purchase the underlying Futures Contract which, if the Series has covered its obligation through the sale of such Contract, will close out its futures position.

The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Series will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option the Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Series' losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

The Series may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Series could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Series will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Series could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

OPTIONS ON SECURITIES: The Series may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Series may be covered in the manner set forth below.

A call option written by the Series is "covered" if the Series owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Series owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Series holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Series owns liquid and unencumbered assets equal to the difference. A put option written by the Series is "covered" if the Series owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Series owns liquid and unencumbered assets equal to the difference. Put and call options written by the Series may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

Effecting a closing transaction in the case of a written call option will permit the Series to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Series to write another put option to the extent that the Series owns liquid and unencumbered assets. Such transactions permit the Series to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Series, provided that another option on such security is not written. If the Series desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

The Series will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Series is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Series is more than the premium paid for the original purchase. Conversely, the Series will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Series is likely to be offset in whole or in part by appreciation of the underlying security owned by the Series.

The Series may write options in connection with buy-and-write transactions; that is, the Series may purchase a security and then write a call option against that security. The exercise price of the call option the Series determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in- the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Series' maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Series' purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Series' gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Series may elect to close the position or retain the option until it is exercised, at which time the Series will be required to take delivery of the security at the exercise price; the Series' return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of- the-money, at-the-money and in-the-money put options may be used by the Series in the same market environments that call options are used in equivalent buy- and-write transactions.

The Series may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Series undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Series will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, the Series limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Series assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Series solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Series may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Series to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Series will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

The Series may also purchase call options to hedge against an increase in the price of securities that the Series anticipates purchasing in the future. If such increase occurs, the call option will permit the Series to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Series upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Series.

OPTIONS ON STOCK INDICES: The Series may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Series may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Series owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Series covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Series will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Series may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Series owns liquid and unencumbered assets equal to the difference. The Series may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Series owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

The Series will receive a premium from writing a put or call option, which increases the Series' gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Series has written a call option falls or remains the same, the Series will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Series will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Series' stock investments. By writing a put option, the Series assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Series correlate with changes in the value of the index, writing covered put options on indices will increase the Series' losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Series may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Series will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Series' investments does not decline as anticipated, or if the value of the option does not increase, the Series' loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Series' security holdings.

The purchase of call options on stock indices may be used by the Series to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Series holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Series will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Series is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Series owns.

The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

RESET OPTIONS: In certain instances, the Series may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Series is paid at termination, the Series assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Series purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

"YIELD CURVE" OPTIONS: The Series may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, the Series may purchase or write such options for hedging purposes. For example, the Series may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Series may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Series will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Series will be "covered". A call (or put) option is covered if the Series holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Series' net liability under the two options. Therefore, the Series' liability for such a covered option is generally limited to the difference between the amount of the Series' liability under the option written by the Series less the value of the option held by the Series. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

REPURCHASE AGREEMENTS
The Series may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Series purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Series, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Series together with the repurchase price on repurchase. In either case, the income to the Series is unrelated to the interest rate on the Government securities.

The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Series will have the right to liquidate the securities. If at the time the Series is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Series' exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Series. The Series has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Series only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Series has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

SHORT SALES
The Series may seek to hedge investments or realize additional gains through short sales. The Series may make short sales, which are transactions in which the Series sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Series must borrow the security to make delivery to the buyer. The Series then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Series. Until the security is replaced, the Series is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Series also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Series also will incur transaction costs in effecting short sales.

The Series will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Series replaces the borrowed security. The Series will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Series may be required to pay in connection with a short sale.

Whenever the Series engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

The Series may also make short sales "against the box," i.e., when a security identical to one owned by the Series is borrowed and sold short. If the Series enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The Series will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

SHORT TERM INSTRUMENTS
The Series may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.


SWAPS AND RELATED DERIVATIVE INSTRUMENTS
The Series may enter into all types of swaps such as interest rate swaps, currency swaps, total return swaps, credit default swaps, index swaps and other types of available swap agreements, including swaps on securities, commodities and indices and other benchmarks and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Series with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Series' exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Series is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Series' investment objective and policies.

For example, the Series may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Series. In such an instance, the Series would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Series' portfolio, the Series would receive payments under the swap that would offset, in whole or part, such diminution in value. The Series may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the dollar and another currency which would have the effect of increasing or decreasing the Series' exposure to each such currency. The Series might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

The Series may enter into credit default swap contracts. The Series might use credit default swap contracts to limit or to reduce risk exposure of the Series to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Series owns or has exposure to such issuers). The Series also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Series is not otherwise exposed. Although it may do so, the Series is not obligated to engage in any of these practices.

As the seller in a credit default swap contract, the Series would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Series would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default or similar event) occurs, the Series would keep the stream of payments and would have no payment obligations. As the seller in a credit default swap contract, the Series effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Series would be subject to investment exposure on the notional amount of the swap.

As the purchaser in a credit default swap contract, the Series would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk -- that the seller may fail to satisfy its payment obligations to the Series in the event of a default (or similar event). As the purchaser in a credit default swap contract, the Series' investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

The Series may enter into other related types of over-the-counter derivatives, such as "caps," "floors," "collars" and options on swaps, or "swaptions," for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

The Series will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Series enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Series receiving or paying, as the case may be, only the net amount of the two payments), the Series will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Series' accrued obligations under the swap agreement over the accrued amount the Series is entitled to receive under the agreement. If the Series enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Series' accrued obligations under the agreement.

The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Series would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Series, the Series must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

If the counterparty defaults, the Series' risk of loss consists of the net amount of payments that the Series is contractually entitled to receive. The Series anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

The use by the Series of Swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.


TEMPORARY BORROWINGS
The Series may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

TEMPORARY DEFENSIVE POSITIONS
During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Series may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

"WHEN-ISSUED" SECURITIES
The Series may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Series at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Series does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Series will identify liquid and unencumbered assets equal to its forward delivery commitment.

SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE SERIES' PORTFOLIO:
The Series' ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Series' portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Series bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

If the Series purchases a put option on an index and the index decreases less than the value of the hedged securities, the Series would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Series has a position and the portfolio securities the Series is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Series enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Series' portfolio or the intended acquisitions being hedged.

The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Series is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Series in connection with such transactions.

In writing a covered call option on a security, index or futures contract, the Series also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Series covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Series may not be fully covered. As a result, the Series could be subject to risk of loss in the event of adverse market movements.

The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Series' portfolio. When the Series writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Series will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Series' portfolio holdings or any increase in the cost of the instruments to be acquired.

Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Series will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Series may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Series' overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Series to engage in such transactions.

RISKS OF NON-HEDGING TRANSACTIONS: The Series may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Series will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Series may not fully protect it against risk of loss and, in any event, the Series could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Series may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Series may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Series will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Series to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Series to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

With respect to the writing of straddles on securities, the Series incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Series with two simultaneous premiums on the same security, but involve additional risk, since the Series may have an option exercised against it regardless of whether the price of the security increases or decreases.

RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Series will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Series, and the Series could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Series has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Series' ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Series enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Series or decreases in the prices of securities or other assets the Series intends to acquire. Where the Series enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose the Series to greater risk.

POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Series enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Series has effected the transaction. In that event, the Series might not be able to recover amounts deposited as margin, or amounts owed to the Series in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Series could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations govern the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of the Series.

RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Series assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Series. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Series makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Series to respond to such events in a timely manner.

Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

Unlike transactions entered into by the Series in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Series' position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Series. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Series could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Series' ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Sriese will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Series' ability to enter into desired hedging transactions. The Series will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Series to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Series, none of the Series are deemed to be a "commodity pool" or a "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

                                                                    APPENDIX B

DESCRIPTION OF BOND RATINGS
The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa -- Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A -- Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa -- Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba -- Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B -- Obligations rated B are considered speculative and are subject to high credit risk.

Caa -- Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca -- Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C -- Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S RATINGS GROUP
Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA -- An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA -- An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C -- Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C -- The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Asterisk (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest- only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

FITCH

Investment Grade

AAA -- Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA -- Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A -- High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB -- Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB -- Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B -- Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C -- High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D -- Default. Entities rated in this category have defaulted on some or all of their obligations. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%--100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%--90% and "D" the lowest recovery potential, i.e., below 50%.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' category or to categories below 'CCC'.

"NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

                                                                    APPENDIX C

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

     SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004 AND MARCH 15, 2005

         Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under MFS' proxy and voting policies.

                  These policies and procedures include:

                  A. Voting Guidelines;

                  B. Administrative Procedures;

                  C. Monitoring System;

                  D. Records Retention; and

                  E. Reports.

A. VOTING GUIDELINES
1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST
MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential conflicts of interest do arise, MFS will analyze, document and report on such potential conflicts (see Sections B.2 and E below), and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential conflicts of interest.

2. MFS' POLICY ON SPECIFIC ISSUES

ELECTION OF DIRECTORS
MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (e.g. compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if he or she failed to attend at least 75% of the board meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

CLASSIFIED BOARDS
MFS opposes proposals to classify a board (e.g., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

NON-SALARY COMPENSATION PROGRAMS
Restricted stock plans are supposed to reward results rather than tenure, so the issuance of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

MFS votes against stock option programs for officers, employees or non- employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

EXPENSING OF STOCK OPTIONS
While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

EXECUTIVE COMPENSATION
MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (e.g., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

EMPLOYEE STOCK PURCHASE PLANS
MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

"GOLDEN PARACHUTES"
From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

ANTI-TAKEOVER MEASURES
In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

REINCORPORATION AND REORGANIZATION PROPOSALS
When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long- term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

ISSUANCE OF STOCK
There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

REPURCHASE PROGRAMS
MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

CONFIDENTIAL VOTING
MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

CUMULATIVE VOTING
MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

WRITTEN CONSENT AND SPECIAL MEETINGS
Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

INDEPENDENT AUDITORS
MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of any non- audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

BEST PRACTICES STANDARDS
Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

FOREIGN ISSUERS - SHARE BLOCKING
In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

SOCIAL ISSUES
There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

B. ADMINISTRATIVE PROCEDURES 1. MFS PROXY REVIEW GROUP
The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS' Proxy Consultant. The MFS Proxy Review Group:

  a. Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

  b. Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

  c. Considers special proxy issues as they may arise from time to time.

The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

2. POTENTIAL CONFLICTS OF INTEREST

The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these monitoring responsibilities.

In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

  a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

  b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

  c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

  d. For all potential material conflicts of interest identified under clause
     (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

The members of the MFS Proxy Review Group other than the Proxy Consultant are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically as appropriate.

3. GATHERING PROXIES
Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS' Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group.

4. ANALYZING PROXIES
After input into the Proxy Administrator system, proxies which are deemed to be routine and which do not require the exercise of judgment under these guidelines (e.g., those involving only uncontested elections of directors and the appointment of auditors)(1) are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst (e.g., those that involve merger or acquisition proposals) are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.(2)

Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under "Voting Guidelines," and other relevant materials. His or her recommendation as to how each proxy proposal should be voted, including his or her rationale on significant items, is indicated on copies of proxy cards. These cards are then forwarded to the MFS Proxy Review Group.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., mergers and acquisitions), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. But, the MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. VOTING PROXIES
After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator's system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C. MONITORING SYSTEM
It is the responsibility of the Proxy Administrator and MFS' Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

When the Proxy Administrator's system "tickler" shows that the date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION
MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, the dates when proxies were received and returned, and the votes on each company's proxy issues, are retained as required by applicable law.

E. REPORTS

MFS FUNDS
Annually, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

ALL MFS ADVISORY CLIENTS
At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.
------------------
(1) Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore automatically voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

(2) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine the vote in what it believes to be the best long-term economic interests of MFS' clients.

                                                                    APPENDIX D

                  RECIPIENTS OF NON-PUBLIC DISCLOSURE REGARDING
                      PORTFOLIO HOLDINGS ON AN ONGOING BASIS

NAME OF RECIPIENT                                          PURPOSE OF DISCLOSURE

BARRA, Inc. .............................................  Analytical tool
Bloomberg L.P. ..........................................  Analytical tool
Bowne ...................................................  Typesetting and Printing Services
Carol Norton ............................................  Independent Contractor-Proxy Voting
Deloitte & Touche LLP ...................................  Auditor
Eagle Investment Systems Corp. ..........................  Accounting System
FactSet Research Systems Inc. ...........................  Analytical tool
Financial Models Company Ltd. ...........................  Accounting System
GainsKeeper, Inc. .......................................  Accounting System
GFP Acquisition Company, Inc. D.B.A. GCom2 Solutions ....  Software Vendor
G. H. Dean Co. ..........................................  Typesetting and Printing Services
Institutional Shareholder Services Inc. .................  Proxy Service Provider
ITG, Inc. ...............................................  Analytical tool
JP Morgan Chase Bank ....................................  Fund Custodian
The MacGregor Group .....................................  Software Vendor
OMGEO LLC ...............................................  Software vendor
Palmer & Dodge LLP ......................................  Review Loan Participation Documents
Saloman Analytics Inc. ..................................  Analytical tool
Standard & Poor's Securities Evaluations Services .......  Fund Pricing
State Street Bank and Trust Company .....................  Custodian
Sun Life Assurance Company of Canada (U.S.) .............  Fund Analysis

This list is current as of April 25, 2005, and any additions, modifications or deletions to the list that have occurred since April 25, 2005, are not reflected.

MFS/SUN LIFE SERIES TRUST
An Open-end Management Investment Company

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081

DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
200 Berkeley Street, Boston, MA 02116

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. Box 9133, Wellesley Hills, MA 02481
Telephone: (800) 752-7219

                                     PART C

ITEM 23. EXHIBITS

          1   (a) Amended and Restated Declaration of Trust, dated August 12,
                  2003. (4)

              (b) Amendment to the Declaration of Trust, dated September 9,
                  2003, to terminate two series. (4)


              (c) Amendment to the Amended and Restated Declaration of Trust on
                  April 30, 2004 re-designating Research Growth and Income Series as Core Equity Series. (17)

          2 Amended and Restated By-Laws, dated October 25, 2002 as revised August 6, 2004. (17)


          3       Not Applicable.

          4   (a) Investment Advisory Agreement between Registrant and
                  Massachusetts Financial Services Company dated May 24, 1985.
                  (3)

              (b) Investment Advisory Agreement between Registrant and
                  Massachusetts Financial Services Company dated July 23, 1986.
                  (3)

              (c) Investment Advisory Agreement between Registrant and
                  Massachusetts Financial Services Company dated January 26, 1988. (3)

              (d) Investment Advisory Agreement between Registrant and
                  Massachusetts Financial Services Company relating to the Global Growth Series (formerly, World Growth Series) dated November 1, 1993. (3)

              (e) Amendment, dated January 1, 2004, to the Investment Advisory
                  Agreement by and between the Registrant and Massachusetts Financial Services Company on behalf of Global Growth Series.
                  (4)

              (f) Investment Advisory Agreement between Registrant and
                  Massachusetts Financial Services Company relating to the Utilities Series dated November 1, 1993. (3)

              (g) Investment Advisory Agreement between Registrant and
                  Massachusetts Financial Services Company relating to the Research Series dated September 16, 1994. (3)

              (h) Investment Advisory Agreement between Registrant and
                  Massachusetts Financial Services Company relating to the World Total Return Series dated September 16, 1994. (3)

              (i) Investment Advisory Agreement between Registrant and
                  Massachusetts Financial Services Company relating to the Emerging Growth Series dated May 1, 1995. (3)

              (j) Investment Advisory Agreement between Registrant and
                  Massachusetts Financial Services Company relating to the International Growth Series (formerly, MFS/Foreign & Colonial International Growth Series) dated September 1, 1995. (3)

              (k) Amendment, dated January 1, 2004, to the Investment Advisory
                  Agreement by and between the Registrant and Massachusetts Financial Services Company on behalf of International Growth Series. (4)

              (l) Investment Advisory Agreement between Registrant and
                  Massachusetts Financial Services Company relating to the International Value Series (formerly, MFS/Foreign & Colonial International Growth and Income Series) dated September 1, 1995. (3)

              (m) Amendment, dated January 1, 2004, to the Investment Advisory
                  Agreement by and between the Registrant and Massachusetts Financial Services Company on behalf of the International Value Series. (4)

              (n) Investment Advisory Agreement between Registrant and
                  Massachusetts Financial Services Company relating to the Emerging Markets Equity Series (formerly, MFS/Foreign & Colonial Emerging Markets Equity Series) dated September 1, 1995. (3)

              (o) Amendment, dated January 1, 2004, to the Investment Advisory
                  Agreement by and between the Registrant and Massachusetts Financial Services Company on behalf of the Emerging Markets Equity Series. (4)

              (p) Investment Advisory Agreement between Registrant and
                  Massachusetts Financial Services Company relating to the Value Series dated May 1, 1996. (3)

              (q) Investment Advisory Agreement between Registrant, on behalf of the Research Growth and Income Series, and Massachusetts Financial Services Company dated May 12, 1997. (3)

              (r) Amendment to the Investment Advisory Agreement by and between
                  Massachusetts Financial Services Company and the Registrant relating to the Capital Appreciation Series dated January 1, 1997. (1)

              (s) Investment Advisory Agreement between Registrant, on behalf of the Bond Series, and Massachusetts Financial Services Company dated May 1, 1998. (5)

              (t) Investment Advisory Agreement between Registrant, on behalf of the Equity Income Series, and Massachusetts Financial Services Company dated May 1, 1998. (5)

              (u) Investment Advisory Agreement between Registrant, on behalf of the Massachusetts Investors Growth Stock Series, and Massachusetts Financial Services Company dated May 1, 1998.
                  (5)

              (v) Investment Advisory Agreement between Registrant, on behalf of the New Discovery Series, and Massachusetts Financial Services Company dated May 1, 1998. (5)

              (w) Investment Advisory Agreement between Registrant, on behalf of the Research International Series, and Massachusetts Financial Services Company dated May 1, 1998. (5)

              (x) Amendment, dated January 1, 2004, to the Investment Advisory
                  Agreement by and between the Registrant and Massachusetts Financial Services Company on behalf of the Research International Series. (4)

              (y) Investment Advisory Agreement between Registrant, on behalf of the Strategic Income Series, and Massachusetts Financial Services Company dated May 1, 1998. (5)

              (z) Investment Advisory Agreement between Registrant, on behalf of the Strategic Growth Series, and Massachusetts Financial Services Company. (8)

             (aa) Investment Advisory Agreement between Registrant, on behalf of Technology Series, and Massachusetts Financial Services Company. (10)

             (bb) Investment Advisory Agreement between Registrant, on behalf of Mid Cap Growth Series, and Massachusetts Financial Services Company. (10)

             (cc) Investment Advisory Agreement between Registrant, on behalf of International New Discovery Series, and Massachusetts Financial Services Company. (12)

          5       Distribution Agreement, dated July 13, 2001.  (6)

          6       Not Applicable.

          7   (a) Master Custodian Agreement between the Registrant and State
                  Street Bank and Trust Company, dated July 2, 2001. (13)

              (b) Global Custodian Agreement between the Registrant and Chase
                  Manhattan Bank, dated July 2, 2001. (13)

              (c) Amendment, dated December 28, 2004, to the Master Custodian
                  Agreement with State Street Bank and Trust Company. (7)

          8   (a) Shareholder Servicing Agent Agreement between Registrant and
                  MFS Service Center, Inc., dated August 1, 1985. (3)

              (b) Master Administrative Services Agreement, dated March 1, 1997, as amended and restated April 1, 1999. (2)


              (c) Exhibit A, as revised September 20, 2004, to the Amended and
                  Restated Master Administrative Services Agreement. (7)

          9 Consent and Opinion of Counsel, dated April 25, 2005; filed herewith.

         10       Consent of Deloitte & Touche LLP; filed herewith.


         11       Not Applicable.

         12       Not Applicable.

         13 Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective July 13, 2001. (6)

         14       Not Applicable.

         15 Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, dated July 13, 2001. (6)

         16 (a) Code of Ethics as amended and restated effective January 1, 2005, pursuant to Rule 17j-1 under the Investment Company Act of 1940. (14)

              (b) Code of Ethics for Personal Trading and Conduct for
                  Non-Management Directors of MFS, effective October 6, 2004.
                  (15)

              (c) Code of Ethics for Non-MFS Management Trustees effective
                  January 1, 2005. (14)


              Power of Attorney, dated April 27, 2005; filed herewith.


(1) Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed with the SEC via EDGAR on April 29, 1997.
(2) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on March 31, 1999.
(3) Incorporated by reference to Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed with the SEC via EDGAR on February 13, 1998.
(4) Incorporated by reference to Post-Effective Amendment No. 33 to the Registrant's Registration Statement filed with the SEC via EDGAR on February 27, 2004.
(5) Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement filed with the SEC via EDGAR on February 22, 1999.
(6) Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement filed with the SEC via EDGAR on March 1, 2002.
(7) Incorporated by reference to MFS Series Trust XI (File Nos. 33-68310 and 811-7992) Post-Effective Amendment No. 22 filed with the SEC via EDGAR on January 28, 2005.
(8) Incorporated by reference to Post-Effective Amendment No. 25 to the Registrant's Registration Statement filed with the SEC via EDGAR on April 28, 2000.
(9) Incorporated by reference to MFS Series Trust VI (File Nos. 33-34502 and 811-6102) Post-Effective Amendment No. 18 filed with the SEC via EDGAR on December 23, 2002.
(10) Incorporated by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement filed with the SEC via EDGAR on December 13, 2000.
(11) Incorporated by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement filed with the SEC via EDGAR on March 1, 2001.
(12) Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant's Registration Statement filed with the SEC via EDGAR on May 29, 2001.
(13) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.
(14) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 45 filed with the SEC via EDGAR on December 29, 2004.
(15) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 44 filed with the SEC via EDGAR on October 29, 2004.
(16) Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement filed with the SEC via EDGAR on April 30, 2003.

(17) Incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the SEC via EDGAR on February 25, 2005.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not applicable.

ITEM 25. INDEMNIFICATION

         Reference is hereby made to (a) Article V of the Registrant's Amended and Restated Declaration of Trust, dated August 12, 2003, incorporated by reference to Registrant's Post-Effective Amendment No. 33, filed with the SEC via EDGAR on February 27, 2004 and (b) the undertaking of the Registrant regarding indemnification set forth in Registrant's Post-Effective Amendment No. 21.

         The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


                  MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: MASSACHUSETTS INVESTORS GROWTH STOCK FUND; MASSACHUSETTS INVESTORS TRUST; MFS GOVERNMENT LIMITED MATURITY FUND; MFS GOVERNMENT SECURITIES FUND; MFS GROWTH OPPORTUNITIES FUND; MFS SERIES TRUST I (which has 9 series: MFS Cash Reserve Fund, MFS Core Equity Fund, MFS Core Growth Fund, MFS Managed Sectors Fund, MFS New Discovery Fund, MFS Research International Fund, MFS Strategic Growth Fund, MFS Technology Fund and MFS Value
Fund); MFS SERIES TRUST II (which has two series: MFS Emerging Growth Fund and MFS Large Cap Growth Fund); MFS SERIES TRUST III (which has three series: MFS High Income Fund, MFS High Yield Opportunities Fund and MFS Municipal High Income Fund); MFS SERIES TRUST IV (which has four series: MFS Government Money Market Fund, MFS Mid Cap Growth Fund, MFS Money Market Fund and MFS Municipal Bond Fund); MFS SERIES TRUST V (which has three series: MFS International New Discovery Fund, MFS Research Fund and MFS Total Return Fund); MFS SERIES TRUST VI (which has three series: MFS Global Equity Fund, MFS Global Total Return Fund and MFS Utilities Fund); MFS SERIES TRUST VII (which has one series: MFS Capital Opportunities Fund); MFS SERIES TRUST VIII (which has two series: MFS Global Growth Fund and MFS Strategic Income Fund); MFS SERIES TRUST IX (which has seven series: MFS Bond Fund, MFS Inflation-Adjusted Bond Fund, MFS Intermediate Investment Grade Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund and MFS Research Bond Fund J); MFS SERIES TRUST X (which has 13 series: MFS Aggressive Growth Allocation Fund, MFS Bond Diversification Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Debt Fund, MFS Emerging Markets Equity Fund, MFS Floating Rate High Income Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Value Fund, MFS Moderate Allocation Fund, MFS New Endeavor Fund and MFS Strategic Value Fund); MFS SERIES TRUST XI (which has two series: MFS Mid Cap Value Fund and MFS Union Standard Equity
Fund); and MFS MUNICIPAL SERIES TRUST (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS Municipal Income Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund and MFS West Virginia Municipal Bond Fund (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

         MFS also serves as investment adviser of the following open-end Funds:
MFS Institutional Trust ("MFSIT") (which has four series) and MFS Variable Insurance Trust ("MVI") (which has 15 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts, 02116.

         In addition, MFS serves as investment adviser to the following closed-end funds: MFS Charter Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Multimarket Income Trust, MFS Municipal Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts, 02116.

         Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 29 series), Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account and Total Return Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts, 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02181.

         The Directors of MFS are Robert J. Manning, Martin E. Beaulieu, Robin
A. Stelmach, Donald A. Stewart, C. James Prieur, William W. Stinson, James C. Baillie, Ronald W. Osborne and William K. O'Brien. Robert C. Pozen is the Chairman, Mr. Manning is Chief Executive Officer, Chief Investment Officer and President, Mr. Beaulieu is Executive Vice President and the Director of Global Distribution, Robin A. Stelmach is Executive Vice President and Chief Operating Officer; Maria D. Dwyer is Executive Vice President and Chief Regulatory Officer, Jeffrey N. Carp is an Executive Vice President, General Counsel and Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries, Michael W. Roberge is an Executive Vice President, Chief Fixed Income Officer and Director of Fixed Income Research, David A. Antonelli is an Executive Vice President and Chief Equity Officer, Deborah H. Miller is an Executive Vice President and Director of Equity Quantitative Research, Paul T. Kirwan is an Executive Vice President and Chief Financial Officer, Thomas B. Hastings is a Senior Vice President and Treasurer, Michael H. Whitaker is a Senior Vice President and Chief Compliance Officer and Joseph E. Lynch is the Assistant Treasurer.

         MASSACHUSETTS INVESTORS TRUST
         MASSACHUSETTS INVESTORS GROWTH STOCK FUND
         MFS GROWTH OPPORTUNITIES FUND
         MFS GOVERNMENT SECURITIES FUND
         MFS GOVERNMENT LIMITED MATURITY FUND
         MFS SERIES TRUST I
         MFS SERIES TRUST II
         MFS SERIES TRUST III
         MFS SERIES TRUST IV
         MFS SERIES TRUST V
         MFS SERIES TRUST VI
         MFS SERIES TRUST VII
         MFS SERIES TRUST VIII
         MFS SERIES TRUST IX
         MFS SERIES TRUST X
         MFS SERIES TRUST XI
         MFS MUNICIPAL SERIES TRUST
         MFS VARIABLE INSURANCE TRUST
         MFS INSTITUTIONAL TRUST
         MFS MUNICIPAL INCOME TRUST
         MFS MULTIMARKET INCOME TRUST
         MFS GOVERNMENT MARKETS INCOME TRUST
         MFS INTERMEDIATE INCOME TRUST
         MFS CHARTER INCOME TRUST
         MFS SPECIAL VALUE TRUST

         J. Atwood Ives is the Chair, Robert J. Manning is President, Richard M. Hisey, a Senior Vice President of MFS, is Treasurer, James O. Yost, Ellen M. Moynihan and Stephanie A. DeSisto, Vice Presidents of MFS, are the Assistant Treasurers, Jeffrey N. Carp, Senior Vice President, General Counsel and Secretary of MFS, is the Secretary, MFS, James F. DesMarais, Assistant General Counsel and Brian T. Hourihan, Vice President and Senior Counsel, are Assistant Secretaries and Assistant Clerks.

         MFS/SUN LIFE SERIES TRUST

         J. Kermit Birchfield is Chairman, Robert J. Manning is President, Richard M. Hisey is the Treasurer, James O. Yost, Ellen M. Moynihan and Stephanie A. DeSisto are the Assistant Treasurers, Jeffrey N. Carp is the Secretary, James F. DesMarais and Brian T. Hourihan are the Assistant Secretaries and Assistant Clerks.

         MONEY MARKET VARIABLE ACCOUNT
         HIGH YIELD VARIABLE ACCOUNT
         CAPITAL APPRECIATION VARIABLE ACCOUNT
         GOVERNMENT SECURITIES VARIABLE ACCOUNT
         TOTAL RETURN VARIABLE ACCOUNT
         GLOBAL GOVERNMENTS VARIABLE ACCOUNT
         MANAGED SECTORS VARIABLE ACCOUNT

         J. Kermit Birchfield is Chairman, Robert J. Manning is President and a Director, Richard M. Hisey is Treasurer, Jim Yost, Ellen M. Moynihan and Stephanie A. DeSisto are the Assistant Treasurers, Jeffrey N. Carp is the Secretary and James F. DesMarais and Brian T. Hourihan are the Assistant Secretaries.

         MIL FUNDS
         MFS MERIDIAN FUNDS

         Martin E. Beaulieu is a Director, Peter D. Laird is President and a Director, Jeffrey N. Carp is a Director, Richard M. Hisey is Treasurer, James O. Yost, Ellen M. Moynihan and Stephanie A. DeSisto are the Assistant Treasurers, and James F. DesMarais is the Assistant Secretary.

         MFS INTERNATIONAL LTD. ("MIL BERMUDA"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Canon's Court, 22 Victoria Street, Hamilton HM 12 Bermuda, serves as investment adviser to and distributor for MFS American Funds, known as the MFS Funds, SICAV after January 1999 (which has 16 portfolios): Asian Ex-Japan Fund, Emerging Markets Debt Fund, European Bond Fund, European Equity Fund, European Growth Fund, European High Yield Bond Fund, European Smaller Companies Fund, European Value Fund, Global Equity Fund, Japan All-Cap Equity Fund, U.S. Dollar Reserve Fund, U.S. Emerging Growth Fund, U.S. High Yield Bond Fund, U.S. Research Fund, U.S. Strategic Growth Fund and Value Fund (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg. MIL also serves as investment adviser to and distributor for MFS Meridian Asian Dynasty Fund, MFS Meridian Emerging Markets Debt Fund, MFS Meridian European Equity Fund, MFS Meridian Global Balanced Fund, MFS Meridian Global Equity Fund, MFS Meridian Global Growth Fund, MFS Meridian Limited Maturity Fund, MFS Meridian Money Market Fund, MFS Meridian Research Bond Fund, MFS Meridian Research International Fund, MFS Meridian Strategic Growth Fund, MFS Meridian Strategic Income Fund, MFS Meridian Technology Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian U.S. Equity Fund, MFS Meridian U.S. Government Bond Fund, MFS Meridian U.S. High Yield Fund, MFS Meridian U.S. Research Fund, MFS Meridian Value Fund and MFS Meridian Inflation Adjusted Bond Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

         Robert J. Manning is a Director, Peter Laird is a Director and President, Peter Bubenzner is a Director, Judith Collis is a Director, Paul T. Kirwan is the Treasurer, Martin E. Beaulieu is a Director and Vice President, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries and Thomas B. Hastings is the Assistant Treasurer. Mark C. Rogers is Senior Vice President and Managing Director - Retail and Ira
S. Krolick is Senior Vice President.

         MFS INTERNATIONAL (U.K.) LTD. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

         Robert J. Manning is the Director and Chief Executive Officer, Peter D. Laird is the Director and President, Martin E. Beaulieu is the Director and Vice President. Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries and Paul D. Price is Managing Director - Europe, Asia and Singapore.

         MFS INTERNATIONAL S.C. LTDA ("MIL BRAZIL"), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Meridian Funds.

         Robert J. Manning is the President and Advisory Board Member, Peter D. Laird is an Advisory Board Member. Jose Noguerol is General Manager and Regional Vice President, Paul T. Kirwan is Treasurer and Thomas B. Hastings is Assistant Treasurer.

         MFS INSTITUTIONAL ADVISORS (AUSTRALIA) LTD. ("MFSI-AUSTRALIA"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

         Graham E. Lenzner is the Director and Chairman of the Board, Loretta Lenzner, Robert J. Manning and Sheldon Rivers are Directors, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Jeffrey N. Carp is the Secretary and Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries.

         MFS FUND DISTRIBUTORS, INC. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

         Robert J. Manning is the Director, Martin E. Beaulieu is a Director and Chairman of the Board, James A. Jessee is President, Michael J. Londergan is the Treasurer, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries, Thomas B. Hastings is the Assistant Treasurer, Sharon A. Brovelli is Senior Vice President and Director of Administration/Operations, Paul F. Fichera is Senior Vice President and Director of Product Development, William H. Finnegan is Senior Vice President and Director of Market Development, Michael D. Fitzgerald is Senior Vice President - Bank Marketing Group, Joseph A. Kosciuszek is Senior Vice President - Support Services MFSI/International, Larry I. Milder is Senior Vice President - FIAD Sales, Thomas A. Jessee is Senior Vice President - Broker/Dealer Sales, Bill C. Taylor is Senior Vice President and Director of PPS, Susan G. Fowler is Senior Vice President - Fulfillment/PPS and Brendan K. Nolan is Senior Vice President.

         MFS SERVICE CENTER, INC. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

         Robert J. Manning is Director and Chairman of the Board. Maureen Leary-Jago is a Director. Ms. Leary-Jago is also the President, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert W. Green is Senior Vice President - Dealer Services, Gloria E. Schmid is Senior Vice President - Operations David G. Rainville is Senior Vice President.

         MFS INSTITUTIONAL ADVISORS, INC. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

         Robert J. Manning is Chairman and Chief Investment Officer, Martin E. Beaulieu is a Director, Carol Geremiah is the President, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer.

         MFS RETIREMENT SERVICES, INC. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

         Robert J. Manning is the Director and Chairman of the Board, Martin E. Beaulieu is the Director, Carol W. Geremia is the President, Paul T. Kirwan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries Matthew D. Gannon is Senior Vice President - Retail Marketing, Director of RSI Marketing, William F. Shaw is Senior Vice President - Marketing and George C. Sutherland is Senior Vice President - Sales.

         MFS INVESTMENT MANAGEMENT K.K. ("MIMKK"), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is Kamiyacho-Mori Building, 3-20, Tranomon 4-chome, Minato-ku, Tokyo, Japan, is involved in investment management activities.

         Peter D. Laird and Carol W. Geremia are Directors, , Takafumi Ishii is a Director and Representative Director, Yasuyuki Hirata is Director -Corporate Planning and Paul T. Kirwan is Statutory Auditor.

         MFS HERITAGE TRUST COMPANY ("MFS TRUST"), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

         Eric G. Burns is Director and President, Paul F. Fichera, Carol W. Geremia and Joseph A. Kosciuszek are Directors. Paul T. Kirwan is the Treasurer, Thomas B. Hastings is Assistant Treasurer, Brian T. Hourihan is Assistant Clerk and Mark D. Kaplan is Clerk and Trust Officer.

         MFS JAPAN HOLDINGS, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

         Robert J. Manning, Douglas C. Henck, Peter D. Laird and Donald A. Stewart are Managers, Jeffrey N. Carp is the Secretary, Paul T. Kirwan is Treasurer and Thomas B. Hastings is Assistant Treasurer, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries.

         SUN LIFE OF CANADA (U.S.) FINANCIAL SERVICES HOLDINGS, INC., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

         Robert J. Manning is the Director and Chairman of the Board, Eric G. Burns, Donald A. Stewart and C. James Prieur are Directors, Jeffrey N. Carp is the Secretary, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries, Paul T. Kirwan is the Treasurer and Joseph Lynch is the Assistant Treasurer.

         MFS INVESTMENT MANAGEMENT (LUX) S.A., a joint stock company organized under the laws of Luxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, Kirchberg, Luxembourg, is the management company of the MFS Investment Funds, which has 2 portfolios: MFS Funds-Global Equity Ex-Japan Fund and MFS Funds-Bond Fund.

         Maria F. Dwyer, Martin E. Beaulieu, Peter D. Laird and Robin A. Stelmach are Directors, Paul T. Kirwan is Treasurer, Thomas B. Hastings is Assistant Treasurer, Jeffrey N. Carp is the Secretary and James F. DesMarais, Mitchell C. Freestone and Brian T. Hourihan are Assistant Secretaries.

         MFS/SUN LIFE FINANCIAL DISTRIBUTORS, INC., A Delaware broker dealer jointly owned by MFS and Sun Life of Canada (U.S.) Financial Services Holdings, Inc., whose address is 131 Oliver Street, Boston, Massachusetts 02110, is a distributor of variable annuity products.

         Martin E. Beaulieu and Robert C. Salipante are the Directors, Kevin J. Hart is the President, Trevor V. Graham is Director & Divisional Controller; Jane F. Jette is Financial/Operations Principal and Treasurer, George E. Maden is Vice President and Chief Compliance Officer, Ellen B. King is Secretary and Amy E. Mihaich is Assistant Secretary.

         In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

         Donald A. Stewart       Chief Executive Officer, Sun Life Assurance
                                   Company of Canada, Sun Life Centre, 150 King
                                   Street West, Toronto, Ontario, Canada (Mr.
                                   Stewart is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)

         C. James Prieur         President and a Director, Sun Life Assurance
                                   Company of Canada, Sun Life Centre, 150 King
                                   Street West, Toronto, Ontario, Canada (Mr.
                                   Prieur is also an officer and/or Director of various subsidiaries and affiliates of Sun
                                   Life)

         William W. Stinson      Non-Executive Chairman, Sun Life Financial and
                                   Sun Life Assurance Company of Canada, Sun
                                   Life Centre, 150 King Street West, Toronto,
                                   Ontario, Canada; Chairman, Westshore
                                   Terminals Income Fund, Vancouver, British
                                   Columbia; Director, Grant Forest Products
                                   Inc., Ontario, Canada and Trustee, Fording
                                   Canadian Coal Trust, Calgary, Alberta

         James C. Baillie        Counsel, Torys, Ontario, Canada; Chair,
                                   Independent Electricity Market Operator,
                                   Ontario, Canada; Chair, Corel Corporation,
                                   Ontario, Canada; Director, Sun Life
                                   Financial, Ontario Canada; Director, FPI
                                   Ltd., Newfoundland, Canada


ITEM 27. DISTRIBUTORS

         None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                       NAME                               ADDRESS

         Massachusetts Financial Services           500 Boylston Street
            Company (investment adviser)            Boston, MA  02116

         MFS Service Center, Inc.                   500 Boylston Street
                                                    Boston, MA  02116

         State Street Bank and Trust Company        State Street South
                                                    5-North
                                                    North Quincy, MA  02171


         Sun Life Assurance Company of              One Sun Life Executive Park
            Canada (U.S.)                           Wellesley, MA  02481


ITEM 29. MANAGEMENT SERVICES

         Not applicable.

ITEM 30. UNDERTAKINGS

         Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 27th day of April, 2005.

                                             MFS/SUN LIFE SERIES TRUST


                                             By:     ROBERT J. MANNING*
                                                     ----------------------
                                             Name:   Robert J. Manning
                                             Title:  President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on April 27, 2005

             SIGNATURE                       TITLE
             ---------                       -----


ROBERT J. MANNING*                   President (Principal Executive Officer)
-------------------------
Robert J. Manning


RICAHRD M. HISEY*                    Principal Financial and Accounting Officer
-------------------------
Richard M. Hisey


J. KERMIT BIRCHFIELD*                Trustee
-------------------------
J. Kermit Birchfield


ROBERT C. BISHOP*                    Trustee
-------------------------
Robert C. Bishop


FREDERICK H. DULLES*                 Trustee
-------------------------
Frederick H. Dulles


DAVID D. HORN*                       Trustee
-------------------------
David D. Horn


MARCIA A. KEAN*                      Trustee
-------------------------
Marcia A. Kean


C. JAMES PRIEUR*                     Trustee
-------------------------
C. James Prieur


RONALD G. STEINHART*                 Trustee
-------------------------
Ronald G. Steinhart


HAVILAND WRIGHT*                     Trustee
-------------------------
Haviland Wright

                                     *By:     JAMES F. DESMARAIS
                                         --------------------------
                                     Name:    James F. DesMarais
                                               as Attorney-in-fact

                                     Executed by James F. DesMarais on
                                     behalf of those indicated pursuant
                                     to a Power of Attorney, dated
                                     April 27, 2005; filed herewith.

                                POWER OF ATTORNEY
                                -----------------

                            MFS/SUN LIFE SERIES TRUST

         The undersigned, Trustees and officers of MFS/Sun Life Series Trust (the "Registrant"), hereby severally constitute and appoint Christopher R. Bohane, Jeffrey N. Carp, James F. DesMarais, Maria F. Dwyer, Richard M. Hisey, Brian T. Hourihan, Susan S. Newton and C. James Prieur, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting, unto our said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 27th day of April, 2005.

Signatures                              Title(s)
----------                              --------

J. KERMIT BIRCHFIELD                    Trustee
-------------------------------
J. Kermit Birchfield

ROBERT C. BISHOP                        Trustee
-------------------------------
Robert C. Bishop

FREDERICK H. DULLES                     Trustee
-------------------------------
Frederick H. Dulles

DAVID D. HORN                           Trustee
-------------------------------
David D. Horn

MARCIA A. KEAN                          Trustee
-------------------------------
Marcia A. Kean

C. JAMES PRIEUR                         Trustee
-------------------------------
C. James Prieur

RONALD G. STEINHART                     Trustee
-------------------------------
Ronald G. Steinhart

HAVILAND WRIGHT                         Trustee
-------------------------------
Haviland Wright

                                INDEX TO EXHIBITS

EXHIBIT NO.                 DESCRIPTION OF EXHIBIT                   PAGE NO.

      9     Consent and Opinion of Counsel, dated April 25, 2005.

     10     Consent of Deloitte & Touche LLP.